As filed with the U.S. Securities and Exchange Commission on April 29, 2026
1933 Act Registration No. 333-233397
1940 Act Registration No. 811-08289

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 12	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 72	☒

THRIVENT VARIABLE LIFE ACCOUNT I
(Exact Name of Registrant)
Thrivent Financial for Lutherans
(Name of Depositor)
600 Portland Avenue South, Suite 100
Minneapolis, Minnesota 55415
(Address of Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: 612-844-5499
Thomas P. Trier, JD
Director, Senior Counsel
Thrivent Financial for Lutherans
600 Portland Avenue South, Suite 100
Minneapolis, Minnesota 55415
(Name and Address of Agent for Service)
It is proposed that this filing will become effective(check appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2026, pursuant to paragraph (b) (1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent Accumulation Variable Universal Life Insurance
Thrivent Variable Life Account I
Statutory Prospectus
April 30, 2026
This prospectus describes key features of the Thrivent Accumulation Variable Universal Life Insurance Contract offered by Thrivent Financial for Lutherans (“Thrivent”) to persons who are eligible for Thrivent membership. This Contract is a flexible premium individual variable adjustable life insurance contract and is a long-term investment designed to provide significant life insurance benefits. This prospectus provides basic information that you should know before purchasing the Contract. You should consider the Contract in conjunction with other insurance you own.
Additional general information about certain investment products, including variable life insurance contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
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IF YOU ARE A NEW INVESTOR, YOU MAY CANCEL YOUR CONTRACT WITHIN 30 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.
Upon cancellation, in most states you will receive a refund equal to the sum of the Accumulated Value, less any Debt plus any Percent of Premium Charge that was charged at issue and any monthly deduction that was made. You should review the prospectus, or consult with your financial advisor or professional, for additional information about the specific cancellation terms that apply.
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The Securities and Exchange Commission has not approved or disapproved this Contract or passed upon the adequacy of this statutory prospectus. Any representation to the contrary is a criminal offense.

Key Information
Important Information You Should Consider About the Contract.
FEES AND EXPENSES	Location in Statutory Prospectus
Charges for Early Withdrawals
A Decrease Charge (early withdrawal charge) may be assessed upon surrender, lapse or any decrease in the Face Amount. A Decrease Charge will be assessed if the Contract is in the first 10 Contract Years after the Date of
Issue and for 10 years after each increase in Face Amount. The Decrease
Charge will vary depending on the number of years since the Date of Issue, or the last increase in Face Amount. The maximum amount that may be charged is $50.18 per $1,000 of decrease in Face Amount. For example, if you make an early withdrawal, you could pay a Decrease Charge of up to $5,018 on a
$100,000 decrease.
Charges Fee Table
Transaction Charges
In addition to Decrease Charges (early withdrawal charges), you also may be charged for other transactions such as when you pay a premium, transfer accumulated value between investment options, make more than one partial surrender in a Contract Year or exercise your Accelerated Death Benefit for
Terminal Illness Rider.
Charges Fee Table
Ongoing Fees and Expenses (annual charges)
In addition to Decrease Charges (early withdrawal charges) and transaction charges, investment in the Contract is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Contract, mortality and expense risk charges, monthly unit charges, basic monthly charges, interest on any Debt, and the cost of optional benefits available under the Contract. Some of these fees and expenses are set based on characteristics of the Insured (e.g. age, sex (in most states), and rating classification). See the specifications page of your Contract for rates applicable to your Contract.
Investors will also bear expenses associated with Portfolios that correspond to
Subaccounts available under the Contract, as shown in the following table:
				Charges Fee Table Appendix
	Annual Fee	Minimum	Maximum
	Annual Portfolio Expenses (deducted from Portfolio assets)	0.22%	1.52%

RISKS	Location in Statutory Prospectus
Risk of Loss
You can lose money by investing in this Contract, including loss of your premiums (principal), and your Contract can lapse without value.
Additionally, Debt will reduce your Cash Surrender Value, Death Proceeds and the amount of premiums considered to meet the No-Lapse Guarantee
Premium requirement. If you surrender the Contract or allow it to lapse while a
Contract loan is outstanding, the amount of Debt, to the extent it has not previously been taxed, will be considered part of the amount you receive and taxed accordingly. Loans may have tax consequences.
Principal Risks of Investing in the Contract
Not a Short-Term Investment
This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. You should only purchase the
Contract if you have the financial ability to keep it in force for a substantial period of time.
The primary reason to buy a life insurance contract is for the Death Benefit it provides in the event of the Insured’s death. You should not purchase the
Contract if you do not need life insurance protection or intend to surrender all or part of the Accumulated Value in the near future. Surrender charges, expenses, and tax consequences generally make the Contract unsuitable as a short-term investment.
Principal Risks of Investing in the Contract
Risk Associated with Investment Options
An investment in this Contract is subject to the risk of poor investment performance of the investment options you choose and can vary depending on the performance of the investment options available under the Contract.
Each investment option has its own unique risks.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges under the
Contract. You could lose some or all of your money.
You should review the available Portfolios’ prospectuses before making an investment decision.
Principal Risks of Investing in the Contract
Insurance Company Risks
An investment in the Contract is subject to risks related to Thrivent, including that any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability and financial strength of Thrivent. More information about Thrivent, including its financial strength ratings, is available upon request by calling 1-800-847-4836.
Principal Risks of Investing in the Contract
Contract Lapse
Your Contract will lapse (that is, terminate without value) if: (1) your monthly deductions are greater than your Cash Surrender Value; (2) there is not an active No-Lapse Guarantee; and (3) payment of the premium to keep the
Contract in force is not paid within the grace period. No Death Benefit will be paid if the Contract is lapsed. Payment will be required to reinstate the
Contract. We will reinstate a Contract only if our requirements for reinstatement are satisfied, which may include requiring new proof of insurability of the Insured person.
Lapse and Reinstatement

RESTRICTIONS	Location in Statutory Prospectus
Investments
We place limits on frequent trading.
There is a $25 charge for each transfer when you transfer money between investment options in excess of 12 times a year.
We reserve the right to add, delete, combine or substitute investment
Subaccounts.
If you elected the Guideline Premium Test (GPT), we reserve the right to not accept any premiums when the Death Benefit is based on the Table of Death
Benefit Factors or the portion of any premium that would cause the Death
Benefit to be based on the Table of Death Benefit Factors.
If you elected the Cash Value Accumulation Test (CVAT), then prior to Attained
Age 100 (and at any age in New York issued Contracts), we will not accept premium as described above and at Attained Age 100 and later we reserve the right not to accept premiums as described above.
We will also have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contract as life insurance under federal tax law or to avoid the classification of your
Contract as a “modified endowment contract” (MEC).
Frequent Trading Among Subaccounts and Other Transactions Addition, Deletion, Combination or Substitution of Investments Premium Limits Taxes
Optional Benefits
Optional benefits may be subject to age and underwriting requirements. We generally deduct any monthly costs for these Additional Benefits from the
Accumulated Value as part of the monthly deduction. Optional benefits may not be available for all ages or underwriting classes, may not be available after original issue of the Contract and may terminate at certain ages. We may stop offering an optional benefit at any time prior to the time you elect to add it to your Contract.
Other Benefits Available Under the Contract
TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
Distributions from your Contract, if taxable, will be taxed at ordinary income tax rates.
Depending on the total amount of premiums you pay and the frequency of such payments, the Contract may be treated as a MEC.
Distributions including loans and loan interest will be taxed on an “income first”
basis and may be subject to a penalty tax if taken before you are age 59  1∕2 if your Contract is a MEC.
The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the impositions of gift, estate, and generation skipping transfer taxes.
Taxes

CONFLICTS OF INTEREST	Location in Statutory Prospectus
Investment Professional Compensation
Your financial advisor or professional may receive compensation for selling this Contract to you and ongoing future compensation. This compensation may consist of commissions, bonuses, asset-based compensation, and promotional incentives. This conflict of interest may influence your financial advisor or professional to recommend the purchase of this Contract as well as continued or larger future investments into this Contract, or another contract issued by Thrivent, over another investment.
Distribution of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Distribution of the Contract

Overview of the Contract
This summary describes the Contract’s important benefits and risks. The sections in the prospectus following this summary discuss the Contract’s benefits and other provisions in more detail. For your convenience, we have provided Special Terms at the end of this prospectus that define certain words and phrases used in this prospectus.
Purpose
The Contract is a flexible premium variable adjustable life insurance contract and is a long-term investment, not appropriate for a customer with near term liquidity needs. The primary purpose of the Contract is to provide a death benefit to beneficiaries upon the death of the Insured. Secondarily, the Accumulated Value in the Contract may provide a source of supplemental funds in the future.
Premiums
After you pay the initial premium and after the Contract is issued, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. Insufficient premiums may result in a lapse of the Contract. Therefore, we recommend that you pay at least the No-Lapse Guarantee Premiums to protect your Contract from lapsing. While there are no scheduled premium due dates, you may elect to receive billing statements annually. You also may elect to make pre-authorized automatic premium payments using our electronic payment program. In most cases, you may make changes in the frequency and payment amounts at any time by giving adequate Notice to our Service Center. Premiums may be allocated to the Subaccounts of the Variable Account and/or to the Fixed Accounts. Additional information about each of the Portfolios corresponding to the Subaccounts is provided in the Appendix to this prospectus.
Death Benefit
At the time of purchase, you must select between two Death Benefit Options: the Level Death Benefit and the Variable Death Benefit.
Option 1 (Level Death Benefit Option). Under this option, the Death Benefit is the Face Amount or, if greater, the Accumulated Value multiplied by the death benefit factor. The death benefit factor depends on the Insured’s Attained Age, and also depends on the Insured’s sex (in most states) and risk class if the contract is under the Cash Value Accumulation Test. The Death Benefit for this option generally remains level.
Option 2 (Variable Death Benefit Option). Under this option, the Death Benefit is the Face Amount plus Accumulated Value, or, if greater, the Accumulated Value multiplied by the death benefit factor. The death benefit factor depends on the Insured’s Attained Age, and also depends on the Insured’s sex (in most states) and risk class if the contract is under the Cash Value Accumulation Test. The Death Benefit for this option will vary over time, meaning it may increase or decrease.
Partial Surrenders
You may withdraw part of your Accumulated Value by giving us Notice. During each Contract Year, we deduct up to a $25 charge from the Accumulated Value for each partial surrender after the first one. This charge does not apply to partial surrenders made after the Insured’s Attained Age 121. Decrease Charges may apply if the partial surrender results in a decrease in Face Amount. Partial surrenders may have tax consequences. Partial surrenders may decrease your Death Benefit and may impact the performance of the Contract including the number of years your Contract is expected to provide coverage.
Surrenders
At any time while the Contract is in force and the Insured is living, you may surrender this Contract by giving us Notice. A surrender may result in a Decrease Charge depending on how long your Contract has been in force. Surrenders may have tax consequences.
Loans
You may borrow an amount equal to the Accumulated Value of your Contract less any applicable Decrease Charge and existing Debt. The gross annual interest rate charged on Debt is 6.0%. For amounts that are transferred as collateral to the Loan Account, we pay a minimum effective annual rate of 2.0%. We may pay a rate greater than 2.0%. As a result, the maximum net annual interest rate charged on Debt is 4.0%. Debt will continue to increase unless it is repaid. Loans will impact your Contract’s performance, must be repaid, could cause the Contract to lapse and may result in tax consequences. For additional information see Loans in this prospectus and in your Contract. Loans may have tax consequences.
Disability Waiver of Monthly Deductions (Optional Benefit)
The Disability Waiver of Monthly Deductions rider provides that, in the event of the Insured’s qualifying disability before age 60, we will waive your cost of insurance and other monthly deductions until the earlier of the Insured’s age 121 or recovery from total disability. Having this optional rider helps assure that the Contract and Additional Benefits will continue while the Insured is disabled. If the Insured’s qualifying disability begins at or after age 60 but before age 65, the Benefit Period ends on the earlier of 1) the date Total Disability ends; and 2) Age 70. An additional fee will be applicable for selecting this benefit. The charge for this rider is a percentage based on Attained Age multiplied by the amount of each monthly deduction.
Guaranteed Increase Option (Optional Benefit)
Purchasing this option allows you to increase the amount of coverage without having to show evidence of insurability at certain pre-defined opportunities. The charge is a per-thousand rate multiplied by the size of the guaranteed increase amount. A new No-Lapse Guarantee Premium will be determined for any No Lapse Guarantee in effect on the date of increase.
Accelerated Death Benefit for Terminal Illness Rider (Standard Benefit)
This rider pays a portion of the Death Benefit when requested if the Insured has a life expectancy of 24 months or less in most states. The rider is designed to provide an income-tax free benefit under IRC section 101(g). In rare circumstances, tax consequences may result. The fee to exercise this benefit is up to $150.
Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have selected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer accumulated value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Percent of Premium Charge	Upon receipt of each premium payment	5% of each premium payment[1]
Premium Tax Charge	Not currently applicable[2]	Not currently applicable[2]
Decrease Charge[3]	Upon surrender, lapse, or decrease in the Face Amount
1 The Percent of Premium Charge may not be deducted in certain situations.
2 We are not currently subject to premium taxes. However, we reserve the right to impose a charge for these taxes in the future if we have to pay them. If imposed, the premium tax charge would be between 0% and 5% of premium payments.
3 The Decrease Charge applies to each decrease in Face Amount during the first 10 Contract Years and during the first 10 years following an increase in Face Amount. The Decrease Charge remains level for the first five years of the Contract (or during the first five years following an increase in Face Amount), and then decreases each Contract Year to zero after year 10 (and to zero after the 10th year following an increase in Face Amount). Decrease Charges depend on the Insured’s Issue Age, sex (in most states), amount of decrease in Face Amount, risk class and duration of the Contract. See Charges.

Transaction Fees, cont.
Charge	When Charge is Deducted	Amount Deducted
Maximum		$50.18 per $1,000 of decrease in Face Amount
Minimum		$3.70 per $1,000 of decrease in Face Amount
Charge for a male Insured, Issue Age 45, in the standard non-tobacco risk class with a Face Amount of $400,000, in the first Contract Year.	$20.30 per $1,000 of decrease in Face Amount
Partial Surrender Charge	Upon each partial surrender in excess of one per Contract Year	$25 per partial surrender
Transfer Charge	Upon each transfer after the twelfth in a Contract Year[4]	$25 per transfer
Accelerated Death Benefit	On exercise of benefit[5]	$150
4 The charge applies to each Subaccount transfer in excess of the first twelve transfers made in a Contract Year.
5 The charge may vary by state and may be lower in some states.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.
Periodic Charges Other Than Annual Portfolio Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance Charge[6]	On Date of Issue and monthly thereafter
Maximum Charge		$83.3333 per $1,000 of risk amount[7]
Minimum Charge		$0.0058 per $1,000 of risk amount[7]
Charge for a male Insured, Issue Age 45, in the standard non-tobacco risk class with a Face Amount of $400,000, in the first Contract Year.	$0.0858 per $1,000 of risk amount[7]
Mortality and Expense Risk Charge	On Date of Issue and monthly thereafter	0.082% of the Subaccount value[8]
Monthly Unit Charge[9]	On Date of Issue and monthly after issue, and monthly after a Face Amount Increase
6 Cost of insurance charges depend on the Insured’s Issue Age, sex (in most states), risk amount, Face Amount, risk class and duration of the Contract. The Cost of Insurance Charge shown may not be representative of the charge that you will pay.
7 For more information on the calculation of this charge see Charges.
8 Actual current charge is less. For more information on the calculation of this charge see Charges.
9 The charge applies for the first 180 months after issue and the first 180 months after an increase in Face Amount. See Charges.

Periodic Charges Other Than Annual Portfolio Expenses, cont.
Charge	When Charge is Deducted	Amount Deducted
Maximum Charge		$0.49 per $1,000 of Face Amount
Minimum Charge		$0.00 per $1,000 of Face Amount
Charge for a male Insured, Issue Age 45, in the standard non-tobacco risk class with a Face Amount of $400,000, in the first Contract Year.	$0.10 per $1,000 of Face Amount
Basic Monthly Charge	On the Date of Issue and monthly thereafter	$9.00[10]
Debt Interest	Accrues daily	4.0% Net Interest Rate on Debt[11]
Optional Benefits Charge:[12]
Disability Waiver of Monthly Deduction Benefit	On the rider date of issue and monthly thereafter
Maximum		195.5% of all monthly deductions[13]
Minimum		4.8% of all monthly deductions[13]
Charge for a male Insured, Issue Age 45, in the standard risk class	9.5% of all monthly deductions[13]
Guaranteed Increase Option	On the rider date of issue and monthly thereafter
Maximum		$0.21 per $1,000 of rider coverage amount[14]
Minimum		$0.03 per $1,000 of rider coverage amount[14]
Charge for an Insured, Issue Age0	$0.03 per $1,000 of rider coverage amount[14]
10 Charge for adults (issue age 18+) is $9.00 per month. For juvenile (issue age 0-17) Contracts, the charge is $7.50 per month.
11 The maximum net interest charged on Debt is 4.0%. The gross annual interest rate charged on Debt is 6.0% and for amounts that are transferred as collateral to the Loan Account we pay a minimum effective annual rate of 2.0%. We may pay a rate greater than 2.0%.
12 Charges for Additional Benefits vary based on Attained Age or Issue Age, sex (in most states), risk class, Face Amount, risk amount, or rider coverage amount. Charges based on age may increase as the Insured ages. The charges noted apply if the rider is included in your Contract and the Contract and/or rider has not otherwise terminated. Before you purchase a Contract, we will provide you a free personalized illustration of your future benefits under the Contract.
13 The charge applies until Insured’s Attained Age 65. Monthly deductions include cost of insurance charge, benefit rider charges, basic monthly charge, monthly unit charge, and mortality and expense risk charge.
14 The charge applies until the first rider anniversary on or after Insured’s age 49.
The next item shows the minimum and maximum total annual operating expenses charged by the Portfolios that investors will bear during the time that they own the Contract. This table shows the range (maximum and minimum) of fees and expenses (including management fees and other expenses) charged by the Portfolios, expressed as an annual percentage of average daily net assets. A complete list of the Portfolios corresponding to Subaccounts available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix.

Annual Portfolio Expenses	MINIMUM	MAXIMUM
Expenses that are deducted from Portfolio assets, including management fees, distribution fees and other expenses.	0.22%	1.52%
Expenses that are deducted from Portfolio assets, after reimbursements and/or fee waivers.*	0.22%	1.15%*
* The reimbursements and/or fee waivers will last until April 30, 2026, but may be terminated at any time in the future.
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision that could require you to pay us an amount to maintain our financial strength. For a complete discussion of the Maintenance of Solvency provision, see Maintenance of Solvency in the statutory prospectus.
Principal Risks of Investing in the Contract
Investment Risk
The assets in each Subaccount are invested in a corresponding Portfolio of the Fund. If you invest your Accumulated Value in one or more Subaccounts, then you will be subject to the risk that investment performance of the Portfolios corresponding to the Subaccounts will be unfavorable and that the Accumulated Value will decrease. If your investment performance is very poor, you could lose everything you invest and your Contract could lapse without value, unless you pay additional premium. If you allocate premiums to the Fixed Accounts, then we credit your accumulated value in the Fixed Accounts with a declared rate of interest. You assume the risk that the rate may decrease, although the Fixed Account rate will never be lower than a guaranteed minimum annual effective rate of 2.0%.
Risk of Lapse
If your monthly deductions exceed your Cash Surrender Value, then unless your Contract has an active No-Lapse Guarantee in effect your Contract will enter a 61-day grace period. We will notify you that your Contract will lapse (that is, terminate without value) if you do not send us a sufficient payment by a specified date. Your Contract generally will not lapse:
♦
if you make timely payment of the minimum premium amount required to keep the No-Lapse Guarantee in effect; or
♦
if during the grace period you make a sufficient premium payment.
Subject to certain conditions, you may reinstate a lapsed Contract.
Tax Risks
We anticipate that the Contract should be deemed a life insurance contract under federal tax law. However, the federal income tax requirements applicable to the Contract are complex and there is limited guidance and some uncertainty about the application of the federal tax law to the Contract. Assuming that the Contract qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value until there is a distribution from the Contract. In addition, assuming the Contract continues to qualify as a life insurance contract beyond age 100, you should not be deemed to be in constructive receipt upon attainment of age 100. Under current tax law, Death Proceeds payable under the Contract generally would be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the Death Proceeds. However, Death Proceeds may be subject to state and/or federal estate and/or inheritance tax.
Depending on the total amount of premiums you pay and the frequency of such payments, the Contract may be treated as a MEC under federal tax laws. If a contract is treated as a MEC, then surrenders, partial surrenders, collateral assignments, loans and loan interest under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, collateral assignments and loans (including loan interest) taken before you reach age 59 1⁄2. If the Contract is not a MEC, distributions generally will be treated first as a return of your investment in the Contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Contract that is not a MEC are subject to the 10% penalty tax.
If the Contract lapses and a loan is outstanding, you may be deemed to be in receipt of taxable income from the Contract. Additionally, if the Contract lapses and is later reinstated, the Contract may be treated as a MEC.
We make no guarantees regarding any tax treatment— federal, state or local—of any Contract or of any transaction involving a Contract. You should consult a qualified tax advisor for assistance in all Contract-related tax matters.
Surrender and Partial Surrender Risks
You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Contract to meet long-term financial goals.
A Decrease Charge will be assessed if the Contract is surrendered in the first 10 Contract Years after the Date of Issue and for 10 years after each increase in Face Amount. If a partial surrender results in a decrease in Face Amount, a Decrease Charge applies to Face Amount decreases during the first 10 Contract Years after the Date of Issue and for 10 years after each increase in Face Amount. If you select a level Death Benefit Option, a partial surrender will generally reduce the Face Amount of the Contract. Depending on the amount of premium paid, or any Decrease Charges, there may be little or no Cash Surrender Value available to you at the time you surrender your Contract. Decrease Charges reduce your Cash Surrender Value and your Cash Surrender Value may be less than the premiums paid.
Even if you do not ask to surrender your Contract, Decrease Charges may play a role in determining whether your Contract will lapse (terminate without value). This is because Decrease Charges affect the Cash Surrender Value, a measure we use to determine whether your Contract will enter a grace period (and possibly lapse). See Risk of Lapse in this section.
A partial surrender will reduce Accumulated Value, Death Benefit and the amount of premiums considered paid to meet the No-Lapse Guarantee Premium requirement.
A surrender or partial surrender may have tax consequences.
Loan Risks
A Contract loan will affect the Accumulated Value over time because we transfer the amount of the Debt from the Subaccounts and/or Fixed Accounts to the Loan Account where the value serves as collateral to assure repayment of the loan. This loan collateral does not participate in the investment performance of the Subaccounts.
The loan will grow and must be repaid. If the loan is not repaid during the Insured’s life, we reduce the amount we pay on the Insured’s death by the amount of any outstanding Debt to repay the loan. Your Contract may lapse (terminate without value) if your Debt reduces the Cash Surrender Value to less than zero.
Debt will reduce your Cash Surrender Value, Death Proceeds and the amount of premiums considered to meet the No-Lapse Guarantee Premium requirement. If you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the Loan Account collateral will be used to repay the Debt and the amount of Debt, to the extent it has not previously been taxed, will be considered part of the amount you have received and taxed accordingly. Loans may have immediate tax consequences if your Contract is a MEC even if you do not surrender the Contract or allow it to lapse.
Portfolio Risks
A comprehensive discussion of the risks of each Portfolio in which the Subaccounts invest may be found in the summary prospectus for each Fund. Please refer to the summary prospectus for the Fund for more information. There is no assurance that any Portfolio will achieve its stated investment objective.

Short-Term Investment Risk
The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The Contract is more beneficial to investors with a long time horizon. Surrender charges, expenses, and tax consequences make the Contract unsuitable as a short-term investment. You should only purchase the Contract if you have the financial ability to keep it in force for a substantial period of time.  The primary reason to buy a life insurance Contract is for the Death Benefit it provides in the event of the Insured’s death. You should not purchase the Contract if you do not need life insurance protection or intend to surrender and/or borrow all or part of the Accumulated Value in the near future.
Insurance Company Risk
An investment in the Contract is subject to the risks related to Thrivent. Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability and financial strength of Thrivent. If Thrivent experiences financial distress, it may not be able to meet its obligations to you.  More information about Thrivent, including its financial strength ratings, is available upon request by calling 1-800-847-4836.
Fixed Account Risk
Interest guarantees are subject to Thrivent's claims paying ability.
Premium Payment Risk
Your ability to make additional premium payments may be restricted under the Contract, depending on the version of the Contract that you own, the optional benefits that you have elected, and other factors. We will also have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contract as life insurance under federal tax law or to avoid the classification of your Contract as a MEC. The premium refund to prevent MEC status may, in some situations, result in loss of the No-Lapse Guarantee (if applicable) on the Contract. See Premiums for more information.
Fees and Charges
Deduction of Contract fees and charges, and optional benefit charges, may result in loss of principal. We reserve the right to increase the fees and charges under the Contract and optional benefits up to the maximum guaranteed fees and charges stated in your Contract or optional benefit rider.
Risks Affecting our Administration of Your Contract
We and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events and other disasters. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers and may materially impact our ability to administer the Contract (and to keep Contract owner information confidential).
Alternatives to the Contract
Other contracts or investments may provide more favorable returns or benefits than the Contract.
Potentially Harmful Transfer Activity
The Contract is not designed for frequent transfers by anyone. Frequent transfers between Subaccounts may disrupt the underlying Portfolios and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Portfolio. Neither the Contracts nor the underlying Portfolios are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Contract Owners could be at the expense of other Contract Owners. To protect Contract Owners and the underlying Portfolios, we have policies and procedures to deter frequent transfers between and among the Subaccounts. We cannot guarantee that these policies and procedures will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other Contract Owners.

Risk of Increase in Current Fees and Expenses
Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, based on changes in the Company’s future expectations of relevant factors, as determined in its sole discretion. Although some Portfolios may have expense limitation agreements, the operating expenses of the Portfolios are not guaranteed and may increase or decrease over time. If fees and expenses are increased, you may need to increase the amount and/or frequency of premium payments to keep the Contract in force.
Cybersecurity Risk
We and our service providers may be susceptible to operational, cybersecurity, and related risks. In general, cybersecurity events can result from deliberate or unintentional events. Cybersecurity events include, but are not limited to, acts or attempts to gain unauthorized access to information and/or information systems, or to otherwise disrupt operations. Cybersecurity events affecting us, a Subaccount, or our service providers have the ability to disrupt and impact your Contract and our operations, including but not limited to, financial losses, ability to calculate Contract values and benefits, corrupting data or preventing parties from sharing information necessary for our operations, preventing and/or slowing transactions, potentially subjecting us to regulatory fines and penalties, and creating additional compliance costs. Similar types of cybersecurity risks are also present for issuers or securities in which the Subaccounts may invest, which could result in material adverse consequences for such issuers and may cause the Subaccounts’ investments in such companies to lose value. While we and our service providers have established reasonable controls to mitigate the risk of a cybersecurity event, there are inherent limitations in such controls, plans and systems. Additionally, while we do have control frameworks and we do perform due diligence on our service providers, we cannot fully control the cybersecurity plans and systems put in place by our service providers or any other third parties whose operations may affect the Subaccounts or your Contract.  Although we attempt to minimize such failures through controls and oversight, it is not possible to identify all operation risks that may affect the Subaccounts or your Contract, or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in a Subaccount may be adversely affected by the occurrence of the operational errors, failures, technological issues, or other similar events, and you may bear costs tied to these risks.
Description of the Insurance Company, Registered Separate Account, and Portfolios
Insurance Company
Thrivent Financial for Lutherans is the insurance company that issues the Contract with principal executive offices located at 600 Portland Ave S., Suite 100 Minneapolis, MN 55415. Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia. For more information, visit Thrivent.com.
Registered Separate Account
Thrivent Variable Life Account I is the Registered Separate Account for the Contract. Thrivent Variable Life Account I is a segregated asset account established by the Board of Directors of Thrivent (then, Aid Association for Lutherans) on May 8, 1997, pursuant to the laws of the State of Wisconsin, and the first investment was made on March 31, 1998. The account meets the definition of “separate account” under the federal securities laws. The Variable Account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission (SEC) under the 1940 Act. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

Income, gains and losses credited to, or charged against, the separate account reflect the separate account’s own investment experience and not the investment experience for the Insurance Company’s other assets. The assets of the separate account may not be used to pay any liabilities of the Insurance Company other than those arising from the Contracts. The Insurance Company is obligated to pay all amounts promised to investors under the Contracts. Thrivent is relying on the exemption provided by rule 12h-7 under the Securities Exchange Act (17 CFR 240.12h-7).
Portfolios
Information regarding each Portfolio, including its name, investment type, investment advisor and sub-advisor (if applicable), current expenses and performance is available in the Appendix to this prospectus. Each Portfolio has issued a prospectus containing more detailed information about the Portfolio. You can view these online at dfinview.com/Thrivent/AccumulationVUL. You can also request paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.
Voting
To the extent required by law, we will vote the Portfolio’s shares held in the Variable Account at regular and special shareholder meetings of the Portfolio in accordance with instructions received from persons having voting interests in the corresponding Subaccounts (investment options) of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.
Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in General Accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.
Important Notice Regarding Delivery of Documents
In response to concerns regarding multiple mailings, we send one copy of a prospectus to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive additional copies, call us toll-free at 800-847-4836. If you wish to revoke householding in the future, you may write to us at P.O. Box 8075, Appleton, WI 54912-8075, or call us at 800-847-4836. We will begin to mail separate regulatory mailings within 30 days of receiving your request.
Charges
Charges are necessary to pay Death Benefits and to cover the expenses generated by issuing, distributing and administering the Contract. We expect to profit from one or more of the charges under the Contract. We can use these profits from any of these charges for any corporate purpose including our fraternal activities.
Percent of Premium Charge
We charge a Percent of Premium Charge of 5% on each premium. The resulting amount available after the charge is the Net Premium. We use this Percent of Premium Charge in part to cover distribution costs. We credit the Net Premium to the Subaccounts and Fixed Accounts according to your allocation instructions. The Percent of Premium Charge may be waived in certain situations.

Decrease Charge
If you elect to surrender your Contract, reduce the Face Amount, or if the Face Amount is decreased as a result of a partial surrender or Death Benefit Option change, we will reduce your Accumulated Value by the applicable Decrease Charge. Decrease Charges in part compensate us for expenses associated with underwriting, issuing and distributing the Contract. For decreases in the Face Amount or partial surrenders or Death Benefit Option changes that result in a decrease in Face Amount during the first 10 Contract Years (or first 10 years following an increase in Face Amount), we deduct the amount of the Decrease Charge at the time of the reduction in Face Amount.
Decrease Charges will be deducted from the Subaccounts of the Variable Account and from the Fixed Accounts according to their Account Ratios on the effective date of the decrease or surrender. New Decrease Charges apply to each Face Amount increase. The Decrease Charge is assessed on a per thousand basis. The amount per thousand of Face Amount varies by sex (in most states), Face Amount, risk class and Issue Age. For the first five Contract Years, the Decrease Charge remains level then grades to zero after the 10th Contract Year. Beginning in the 11th year after the Date of Issue (assuming no increases in Face Amount), the Decrease Charge will be zero. We list your Decrease Charges in your Contract. If you increase your Contract’s Face Amount, a new Decrease Charge is applicable to the increase, in addition to any existing Decrease Charge. We list your actual Decrease Charges for the increased Face Amount separately on a supplementary Contract schedule. We mail the supplementary Contract schedule to you after we process the request for increase in Face Amount.
Range of Decrease Charges as a Percentage of Face Amount Reduction
Duration in Years Since Issue or Increase	1	2	3	4	5	6	7	8	9	10	11
Lowest Possible Charge at Any Age	0.37%	0.37%	0.37%	0.37%	0.37%	0.31%	0.25%	0.19%	0.12%	0.06%	0.00%
Highest Possible Charge at Any Age	5.02%	5.02%	5.02%	5.02%	5.02%	4.18%	3.35%	2.51%	1.67%	0.84%	0.00%
Partial Surrender Charge
We charge up to $25 for each partial surrender after the first partial surrender each Contract Year. This charge is in addition to the amount withdrawn. This charge does not apply to surrenders after Insured’s age 121.
Transfer Charge
You may make up to twelve transfers per Contract Year from the Subaccounts without charge. You may only make one transfer from the Fixed Account per Contract Year. We charge up to $25 for each transfer in excess of twelve per Contract Year. This charge is deducted from the Subaccounts and the Fixed Account in proportion to the amount transferred from each. Transfers resulting from Dollar Cost Averaging, asset rebalancing and loans do not count as transfers for the purpose of assessing this charge.
Monthly Deductions from Accumulated Value
We deduct certain charges from Accumulated Value on a monthly basis. We refer to these charges as monthly deductions. Monthly deductions are deducted from each Subaccount or Fixed Account on a basis proportional to the Accumulated Value less accumulated value in the Loan Account. With our approval, you may choose other allocations of the monthly deductions. We deduct charges each month, beginning with the Contract Date (effective retroactive to the Date of Issue, if different) then monthly thereafter on each Monthly Anniversary, provided that day of the month is a Valuation Date. If that day of the month does not fall on a Valuation Date, we use the next Valuation Date. Because portions of the deductions (e.g., the cost of insurance) can vary from month to month, the aggregate monthly deductions also will vary.

The monthly deductions consist of:
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the basic monthly charge;
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any monthly unit charges in effect on the Monthly Anniversary;
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the monthly mortality and expense risk charge;
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charges for Additional Benefits, if any;
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and the monthly cost of insurance charge.
Basic Monthly Charge
We deduct a monthly charge of $9.00 from your Contract’s Accumulated Value to cover the administration of an adult Contract. We deduct a monthly charge of $7.50 to cover the administration of a juvenile (Issue Age 0-17) Contract. This charge covers such expenses as premium billing and collection, Accumulated Value calculation, transaction confirmations and periodic reports.
Monthly Unit Charge
This charge compensates us for expenses associated with underwriting, issuing or increasing the Face Amount, and distributing the Contract. This charge is deducted from the Accumulated Value and is dependent upon the Issue Age, sex and risk class of the Insured. The charge will be assessed on a per $1,000 of Face Amount basis and assessed monthly for the first 15 Contract Years and for 15 years following an increase in Face Amount.
Mortality and Expense Risk Charges
The mortality and expense risk charge is a monthly charge for risks that we assume in the Contract. The main mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than we estimate and, therefore, the cost of insurance, and other charges specified in the Contract would be insufficient to meet actual claims. The main expense risk is that expenses incurred in issuing and administering the Contracts and operating the Variable Account may be greater than the other Contract charge revenues that are available to cover such expenses. We may use any profit to pay distribution, sales and other expenses.
The following table outlines our current annual mortality and expense risk charge that will be assessed from the accumulated value of all of your Subaccounts. No mortality and expense risk charges are deducted from the Fixed Accounts. This charge is based on your Subaccount accumulated value at the time the charge is deducted.
	Current M&E Charge	Maximum M&E
Subaccount Accumulated Value	All Years	All Years
Annually	0.40%	1.0%
(Monthly)	(.033)%	(.082)%
Additional Benefit Charge
If your Contract includes Additional Benefits, we will deduct a monthly cost for those benefits from the Accumulated Value. Refer to Other Benefits Under the Contract for more information.
Cost of Insurance Charge
We assess a monthly cost of insurance charge. The charge depends on a number of variables including, but not limited to, the Insured’s risk class and sex (in most states), the Insured’s Issue Age for the initial Face Amount, the Insured’s age on the effective Date of any increase in Face Amount, and the number of years since the Date of Issue or increase. These variables will cause it to vary from contract to contract.

The primary factors in the determination of the cost of insurance charge are the cost of insurance rate (or rates) and the risk amount. The maximum cost of insurance charge for the initial Face Amount equals: (a) the maximum cost of insurance rate for the Insured’s Attained Age shown in your Contract, multiplied by (b) the amount at risk of your Contract divided by (c) 1,000. The maximum cost of insurance charge for any Face Amount increase is computed similarly, based on the risk amount that is attributable to that increase and the applicable maximum cost of insurance rate for that increase. We will provide you with a supplemental Contract schedule page showing the maximum cost of insurance rates for any Face Amount increase, if different from those for the initial Face Amount.
The risk amount at any time is the amount by which the Death Benefit under the Contract then exceeds the Contract’s Accumulated Value.
We deduct the cost of insurance charge on each date we assess monthly deductions, starting with your Contract Date (effective retroactive to the Date of Issue, if different).
We underwrite the applicant to determine the risk class for the Initial Face Amount or a requested Face Amount increase using information provided in the application and in other sources permitted by law. The factors that we can consider for underwriting include, but are not limited to:
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the amount of insurance applied for,
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the proposed Insured’s age,
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outcome of medical testing,
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reports from physicians (attending physicians’ statements), and/or
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other information such as financial information that may be required.
Based on such information, standard or preferred coverage may be offered, or if it is determined that risks for a proposed Insured are higher than would be the case for a healthy individual, the proposed Insured may receive a rating which increases cost of insurance rates or, in some cases, the proposed Insured may be declined.
Contract Loan Charges
Net accrued interest is added to Debt. The interest accrues daily and is not deducted from the Accumulated Value. The maximum net interest rate charged on Debt is 4.0%. The gross annual interest rate charged on Debt is 6.0% and for amounts that are transferred as collateral to the Loan Account we pay a minimum effective annual rate of 2.0%. We may pay a rate greater than 2.0%. See Loans.
Cost of Insurance Rates
Cost of insurance rates are determined for the initial Face Amount and each increase in Face Amount. We may, but are not required to, change the cost of insurance rates being applied under your Contract at any time, and we will make any such determinations using emerging or future anticipated experience based on allowable factors. The rates will be determined by us at our sole discretion.
Actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates in the Contract. These guaranteed rates are determined based upon the Insured’s Attained Age and the applicable rate in the 2017 CSO Mortality Tables for Non-smokers and Smokers. We currently use cost of insurance rates that are generally lower than the guaranteed cost of insurance rates, and we reserve the right to raise those current rates.
Our current cost of insurance rates apply uniformly to all Insureds of the same classification including, but not limited to age, sex, and risk class.

The cost of insurance rates generally increase as the Insured’s Attained Age increases, and they vary with the number of years the Face Amount or any increase in Face Amount has been in force. The risk class of an Insured also will affect the cost of insurance rate. Insureds in the preferred risk class generally will have a lower cost of insurance rate than those in risk classes involving higher mortality risk.
Insureds in non-tobacco risk classes will generally have a lower cost of insurance rate than similarly situated Insureds in tobacco risk classes. We use the same guidelines in determining premiums for the cost of insurance for the Contract as we would for any other life insurance Contract of similar risk class we offer.
Variation or Reduction of Charges
We may vary the charges and other terms of the Contracts if special circumstances result in reduced sales expenses, administrative expenses, or various risks. These variations will not be unfairly discriminatory to the interests of other Contract Owners. Variations may occur in Contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class.
Portfolio Charges
Charges are deducted from and expenses are paid out of the assets of the Portfolios that are described in the prospectuses for the Portfolios.
The value of net assets of each Subaccount reflects the investment advisory fee and other expenses incurred by the underlying Portfolios in which the Subaccount invests. For more information on these fees and expenses, refer to the Portfolios’ summary prospectuses and the Fee Table above.
Operating Expenses
We own the assets of the Variable Account and keep them legally segregated from the assets of the General Account. The assets of the Variable Account shall, at the time during the year that adjustments in the reserves are made, have a value at least equal to the reserves and other Contract liabilities with respect to the Variable Account and, at all other times, shall have a value approximately equal to or in excess of such reserves and liabilities. The Variable Account will be fully funded at all times for purposes of the federal securities laws. The assets of the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct, except to the extent that the assets of the Variable Account exceed the reserves and other contract liabilities of the Variable Account arising under the contracts supported by the Variable Account. We are obligated to pay all amounts promised to you under the Contract.
Compensation Paid to Financial Advisors and Professionals
Compensation consists of commissions, bonuses and promotional incentives. Commissions pay at a first-year commission rate of 20% to 115% of commissionable premiums paid into the Contract. Your financial advisor or professional also receives a premium based trail compensation ranging from 0% to 7.448% annually.
Your financial advisor or professional may receive asset-based compensation in the amount of 0% to 0.312% of the Accumulated Value, if eligible. If you elect a settlement option, we pay commissions to the financial advisor or professional ranging from 0% to 0.98% of the premium applied to the settlement option, if eligible.
See Distribution of the Contracts for more information.
Maintenance of Solvency
The Maintenance of Solvency provision is a legal requirement of a fraternal benefit society. The provision can come into play only when the reserves of a fraternal benefit society become impaired. That means there would be a serious concern with the financial position of the society. It is extremely unlikely that Thrivent would be in an impaired condition considering its financial position. In the extraordinary event that our reserves become impaired, you may be required to make an extra payment. This can happen only in the rare event that the insurance commissioner issued an order declaring us to be in a hazardous condition. If that happened, our Board of Directors would work with the commissioner to determine each member’s portion of the deficiency. You could submit additional funds, have the amount treated as a debt against the Contract, or take a reduction in benefits. Please be advised that a Maintenance of Solvency provision is applicable to all fraternal benefit societies, regardless of the financial position and ratings of the society. You may review our financial statements and reports from our independent public accounting firm in the Statement of Additional Information (SAI) found online at dfinview.com/Thrivent/AccumulationVUL
General Description of the Contract
We issue Contracts to applicants who are age 16 or older who become benefit members of Thrivent. We also issue Contracts when the proposed Insured is younger than age 16 but is otherwise eligible for benefit membership. The benefit member is approved by Thrivent and will be named in the Application.
While the Insured is alive, the Owner of the Contract may exercise every right and enjoy every benefit provided in the Contract.
If the Insured and Owner of the Contract is younger than age 16 (juvenile), an adult must apply on behalf of the Insured/Owner in this case and retain control over the Contract. The adult is referred to as the applicant controller in the Contract. The applicant controller exercises certain rights of ownership on behalf of the juvenile. These rights are described in the Contract. The applicant controller may transfer control to another eligible person but cannot transfer ownership of the Contract.
After the juvenile Insured/Owner attains age 16, control will transfer to the Insured/Owner on the earlier of:
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the Contract Anniversary after the Insured’s 21st birthday;
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the date on which the applicant controller transfers control to the Insured/Owner by giving us Notice; or
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the date of death of the applicant controller.
If the person who has control of the Contract dies before the juvenile Insured attains age 16, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the Insured, we may transfer control of the Contract to some other eligible person according to our bylaws.
Applying for a Contract
We sell the Contract through financial advisors and professionals who also are registered representatives of Thrivent Investment Management Inc. To apply for a Contract please contact your financial advisor or professional. You can locate your financial advisor or professional by calling (800) 847-4836 or visiting our Web page at thrivent.com.
Purchasing a Contract
In order to purchase a Contract, you must submit a completed Application and an initial premium to us at our Service Center through a financial advisor or professional. We will begin processing your request to purchase a Contract when we receive the Application in Good Order.
In general, we may issue Contracts on Insureds up to age 80 to persons who are eligible for membership in Thrivent. The minimum Face Amount will vary depending upon your age. For ages 17 and under, the minimum issue amount is $25,000 ($26,000 in West Virginia). For ages 18 to 80, the minimum amount is $100,000. Minimum ages and issue amounts may vary in certain states. We require proof of insurability, which may include a medical examination. We offer people who do not use tobacco products more favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.

Saving Age
Saving age allows a Contract to be issued as of an earlier date, even though the Insured had a birthday before the Application was approved. This may allow for a lower premium but will require premium to be paid for a time prior to the Insured being covered. Some states have limitations on how far back a contract can be backdated. It may also not be in your best interest to backdate to a time that the premium needed exceeds the amount of savings generated by using the lower age.
Illustrations
Your financial advisor or professional will provide you an illustration for your Contract when you apply for a Contract and upon your request while your Contract is in force. When you apply for a Contract, the illustrations will be based on the information you give us about the proposed Insured and will reflect such factors as the Face Amount, life insurance tax qualification test, Death Benefit Option and premium payments that you select. Illustrations show how the Death Benefit and Contract Value for a Contract would vary based on hypothetical future investment results. The hypothetical future investment results you choose to review in your illustrations should be based upon realistic expectations given your own individual situation. Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, Contract charges and level investment returns will not change. The illustrated values also assume that the investment results are never a negative amount (below zero percent) even though negative investment results are likely to happen. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and actual values, Death Benefits, and certain expenses (which may vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Contract will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated.
Replacement of Existing Insurance
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts to purchase this Contract. You should compare your existing insurance and this Contract carefully. You should replace your existing insurance only when you determine that this Contract is better for you. For example, does this Contract have additional features that meet your insurance needs more completely?
You should consider all the following before exchanging existing insurance for coverage under this Contract.
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You may have to pay a decrease or surrender charge on your existing insurance, and this Contract imposes a new Decrease Charge period. Decrease Charges have an impact on the available Cash Surrender Value.
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Value transferred from your existing insurance may be applied to expenses including commissions for this Contract.
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You generally pay more for insurance if you purchase new coverage at an older age. In addition, if your health has declined, you may pay more for insurance under a new contract.
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A new Contract also has a new two-year contestability period in which an insurance company may dispute a death claim based on a material misstatement in the Application.
You should speak with your financial advisor or professional or tax advisor to determine whether the exchange of an existing insurance policy for this Contract will be a tax-free exchange. An exchange of an existing MEC for this Contract will result in MEC status on this Contract. If you surrender your existing insurance policy for cash and then purchase this Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.
If the premium is coming from the issuer of your existing insurance policy, the issuance of this Contract may be delayed.
Term Conversion
Contract Owners may be eligible for a contractual conversion incentive to convert their Thrivent term insurance contract(s) or rider(s) to permanent coverage.

Incontestability Provision
We will not contest the validity of your Contract after it has been in force during the Insured’s lifetime for two years from the Date of Issue except for:
1. Any provisions granting benefits in the event of total disability;
2. Fraud in the procurement or reinstatement of a Contract, when permitted by applicable law in the state where the Contract was issued;
3. In the event of reinstatement, the validity of the Contract with regard to statements made in any application for reinstatement for two years from the effective date of that reinstatement;
4. In the event of an increase in Face Amount for which evidence of insurability is required, the validity of that increase with regard to statements made in any application for that increase for two years from the effective date of that increase; and
5. In the event of a change in Risk Class, the validity of that change with regard to statements made in any application for that change for two years from the effective date of that change.
Any contest will apply only to the portion of the Risk Amount attributable to the reduction in Cost of Insurance Rates.
Misstatement of Age or Sex Provision
If the insured’s age or sex has been misstated, adjustments will be made using one of the following methods:
1. If misstatement is discovered upon the Insured’s death, the Face Amount will be changed to be the amount that would have been provided by the most recent cost of insurance deduction using the correct age and sex. The Death Proceeds on the date of change will not be less than the Cash Surrender Value prior to the change.
2. If misstatement is discovered while the Insured is living, the Accumulated Value will be changed to be the amount that would have been provided if the correct age and sex had been used to calculate values beginning on the Date of Issue. However, if this would result in termination of the Contract, the Accumulated Value will not change and the Face Amount will be changed as in (1) above. All future Contract charges will use the correct age and sex.
These methods will be revised as necessary for the Contract to continue to qualify as life insurance under federal tax rules.
Suicide Exclusion Provision
If the Insured dies by suicide within two years after the Date of Issue, the Death Proceeds of this Contract are limited to premiums paid less the sum of: (1) any Debt; and (2) any partial surrenders. If the Insured dies by suicide within two years after the effective date of an increase in Face Amount for which evidence of insurability was required, the Death Proceeds with respect to the increase are limited to the cost of insurance and monthly unit charges for the increase.
If the Insured dies by suicide within two years after the effective date of reinstatement, the Death Proceeds of this Contract are limited to the premium paid to reinstate, plus any premiums paid after reinstatement, less the sum of: (1) any Debt; and (2) any partial surrenders made after reinstatement.
For all Contracts issued on and after September 12, 2023, every reference to “two years” is replaced with “two years (or any shorter period as may be required by applicable law in the state where the Contract is delivered or issued for delivery).”
If your Contract is issued in North Dakota or Colorado, the suicide exclusion periods listed above are shortened to one year regardless of the issue date.
If your Contract is issued in Missouri on and after September 12, 2023, the suicide exclusion periods listed above are shortened to one year.
If your Contract is issued in Minnesota on and after January 1, 2024, the suicide exclusion periods listed above are shortened to one year.

Ownership Rights
The Contract belongs to the Owner named in the Application. While the Insured is living, the Owner may exercise all of the rights and options described in the Contract. The Insured is the Owner unless the Application specifies another person as the Owner, or the Owner is changed after issue. If the Owner is not the Insured and dies before the Insured, ownership of the Contract will pass to the Owner’s estate, unless a successor Owner has been designated. To the extent permitted by law, Contract benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).
The Contract Owner may transfer ownership of the Contract, if the new owner is eligible under our Bylaws, or assign the Contract as collateral by giving Notice. Unless you specify otherwise, transfer of ownership or an assignment will be effective as of the date you sign the Notice or, if the Notice is not dated, on the date the Notice is received at our Service Center.
The Contract Owner may name one or more Beneficiaries to receive Death Proceeds. We restrict who may be named as a Beneficiary under your life insurance Contract. The named Beneficiaries must be eligible under our Bylaws. The Contract Owner will classify each Beneficiary as primary or contingent. Upon the Insured’s death, we will pay the Death Proceeds to the Beneficiaries as follows:
1. Proceeds will be paid to the primary Beneficiaries who are then alive.
2. If no primary Beneficiaries are living, proceeds will be paid to the surviving contingent Beneficiaries.
3. If no Beneficiary survives, proceeds will be paid to the Contract Owner or, if the Insured is the
Contract Owner, to the Insured’s estate.
Other designations or successions of Beneficiaries may be arranged with us. Any Beneficiary who dies simultaneously with the Insured or within 15 days after the Insured dies and before Death Proceeds have been paid will be deemed to have died before the Insured.
The Contract Owner may change the Beneficiary by giving Notice while the Insured is living. Notice must be received by the Service Center and approved before it will be effective. The effective date of the change will be the date the Owner signs the Notice or, if the Notice is not dated, the date it is received at our Service Center. We are not liable for any payment made or action taken by us before we receive Notice of any change.
Transfers
While the Insured is alive and the Contract is in force, you may transfer the Accumulated Value among the Subaccounts and Fixed Account by submitting a proper Notice to our Service Center.
You may make twelve transfers per Contract Year without charge. There will be a charge of up to $25 for each transfer in excess of twelve excluding any automatic transfers from the DCA Fixed Account or the Money Market Subaccount. We consider all amounts transferred in the same Valuation Period to be one transfer for purposes of this charge. It is not dependent upon the number of originating or destination Subaccounts.
Only one transfer may be made from the Fixed Account in each Contract Year which, if made, counts toward the twelve allowable transfers. If the accumulated value in the Fixed Account immediately before the transfer is at least $2,000, the amount transferred may not exceed 25% of the accumulated value in the Fixed Account. Otherwise, the amount transferred may not exceed $500.
Any transfer among the Subaccounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit Values. Calculations are made as of the end of the Valuation Period during which a proper transfer request is received. The minimum amount that may be transferred from a Subaccount or the Fixed Account is $50 or the entire Accumulated Value in that Subaccount or Fixed Account, if less.

Frequent Transfers among Variable Options
Frequent or unusual premium payments, withdrawals or transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. In addition, frequent transactions may increase costs of the underlying fund, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund. We have policies and procedures to discourage frequent transactions. We use reasonable efforts to apply the policies and procedures uniformly.
As described in the Charges - Transfer Charge section, we impose a fee if transfers made within a given time period exceed a maximum contractual number. If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days.
We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner activity based on a history of frequent transactions. When monitoring Contract Owner activity, we may consider several factors to evaluate transaction activity including, but not limited to, the amount and frequency of premiums and withdrawals, the amount of time between transfers and trading patterns. In making this evaluation, we may consider transactions in multiple Contracts under common ownership or control.
We may also, without prior notice, limit, modify, restrict, suspend, or eliminate your right to continue frequent transactions. We monitor for frequent activity based upon established parameters that are applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between premium payments and withdrawals, the length of the holding period between Subaccount transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.
Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent is unable to detect and deter abusive trading practices.
We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Contract Owners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Contract Owners’ transfer request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable fund.
Addition, Deletion, Combination, or Substitution of Investments
Where permitted by applicable law and business need, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
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Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
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Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;
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Substitute or close Subaccounts to allocations of premiums or accumulated value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;

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Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;
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Combine the Variable Account with other variable accounts, and/or create new variable accounts;
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Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
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Modify the provisions of the Contract to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.
The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.
If investment in the Fund or in any particular Portfolio is no longer possible, in our judgment it becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may close or combine any of the current Portfolios. We may close a Portfolio to new investment but continue to allow current investors to add additional premium payments, or we may combine the Portfolio with another Portfolio. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. This notification will include the name of the Portfolio being modified, the approximate date of the shareholder vote, the date any combination will be completed (if approved and if applicable), the date that the Portfolio will be closed to new investment selections, the date that funds can no longer be applied to the Portfolio and the description of where the current value will move to (if applicable) and where future premium payments (if any) will be applied. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing accumulated value; 2) future payments; and 3) existing and/or future Owners. The Fund sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.
In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges under the Contract. You could lose some or all of your money.
Dollar Cost Averaging
Your Contract provides for two different Dollar Cost Averaging programs that allow you to have automatic periodic transfers made to one or more Subaccounts. Dollar Cost Averaging is generally suitable if you are making a substantial deposit to your Contract and desire to control the risk of investing at the top of a market cycle. Either Dollar Cost Averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar Cost Averaging does not guarantee that your Contract’s Accumulated Value will gain in value, nor will it protect against a decline in value if market prices fall. However, it can be an effective strategy to help meet your long-term goals.
Neither Dollar Cost Averaging program allows you to make automatic transfers to the Fixed Account and you cannot participate in both Dollar Cost Averaging programs at the same time. You may participate in a Dollar Cost Averaging program by giving Notice. The Dollar Cost Averaging programs you may participate in are described below.

Dollar Cost Averaging from the DCA Fixed Account
You may dedicate a premium of at least $1,000 to be allocated to a one-year allocation in the DCA Fixed Account for automatic monthly transfers to one or more Subaccounts. The amount allocated to the DCA Fixed Account will be credited with an interest rate that will be determined when the payment is allocated to the DCA Fixed Account and will be guaranteed for the duration of the one-year period.
One-twelfth of the amount you allocate to the DCA Fixed Account will be transferred to the designated Subaccounts when we allocate your initial premium, and subsequent transfers will be made on the same date each month for the next 11 months. If that date falls on a date at the end of the month like the 29th, 30th, or the 31st and the subsequent month does not have a comparable date, we will process the transfer on the first business day of the next month. If the date falls on a weekend, the transfer will be processed on the following business day. The amount of the transfer each month will be equal to the accumulated value in the DCA Fixed Account divided by the number of automatic transfers remaining. If you terminate the automatic transfers before the twelfth transfer is made, the accumulated value in the DCA Fixed Account will be transferred to the Money Market Subaccount unless you request that it be transferred to a different Subaccount.
Dollar Cost Averaging from the Money Market Account
You may establish a Dollar Cost Averaging program to make periodic transfers of at least $50 from the Money Market Subaccount to one or more other Subaccounts. Transfers will be made automatically on the date you select (except the 29th, 30th, or 31st of a month). Transfers will continue until the entire amount in the Thrivent Money Market Subaccount has been depleted or until we receive Notice from you to discontinue the program, whichever is sooner. If the amount remaining in the Thrivent Money Market Subaccount drops below the amount you established to be transferred, the entire remaining balance will be transferred on the next transfer date and the Money Market Dollar Cost Averaging program will be discontinued. If the program is discontinued and you want systematic transfers to resume from the Money Market Subaccount, you must provide us Notice and assure adequate funding in the Money Market Subaccount.
Automatic Asset Rebalancing Program
As the value of your Subaccounts changes, the distribution of Accumulated Value among those Subaccounts also changes. The Automatic Asset Rebalancing program transfers your Contract’s value among the variable investment options (this excludes the Fixed Accounts). You may elect to automatically rebalance your Accumulated Value in the Subaccounts periodically under the Automatic Asset Rebalancing program according to the percentage allocation you determine at the time of setting up this program.
Automatic Asset Rebalancing may be set up annually or semi-annually to begin on the date you select (except the 29th, 30th or 31st). Before you begin the program, you should determine your investment goals and risk tolerance. Use of this program will not ensure any gain nor protect against any loss in overall Accumulated Value.
You can elect to participate in the program at the time of Application or at a later time. To elect to participate in the program after Application, we must receive Notice at our Service Center from you. This request will override any previous allocations you may have selected. Rebalancing continues until you stop or change it. You can change your allocations at any time by giving us Notice. You can also stop or suspend the program by providing Notice to our Service Center. If you make additional premium payments or transfers into a Subaccount that was not previously included in the asset rebalancing program, those amounts will not be subject to rebalancing unless you revise your asset rebalancing program. Periodic rebalancing takes into account increases and decreases in accumulated values in each Subaccount. Any transfers resulting from rebalancing will not incur a transfer charge.
General Account
The General Account consists of all assets owned by Thrivent other than those segregated in any Variable Account. Subject to applicable law, we have sole discretion over the investment of the General Account assets. You do not share directly in the investment returns of those assets. The Fixed Accounts are part of our General Account. We will declare effective annual interest rates for the Fixed Accounts. The interest rate credited on amounts in the DCA Fixed Account may differ from the interest rate credited on amounts in the Fixed Account. We guarantee that the effective annual interest rate will never be less than 2.0%. At our discretion, we may credit interest at a rate in excess of this guarantee. The Fixed

Accounts have not been registered under the Securities Act of 1933 (1933 Act), and the Fixed Accounts have not been registered as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the Fixed Accounts nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Accounts, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.
Insurance benefits, including death benefits and additional benefits available under the Contract, are paid from the General Account and are subject to Thrivent’s claims-paying ability and financial strength.
Modifying the Contract
No representative of Thrivent except the president or the secretary may change any provisions of the Contract.
Termination
Your Contract will terminate if the Contract lapses, the Insured dies, you exercise the right to a full payout under the accelerated death benefit rider, or if you surrender the Contract.
State Variations
Any state variations in the Contract are covered in a special Contract form for use in that state and all material state variations are described in this prospectus. If you would like to review a specimen copy of the Contract and Additional Benefits, contact our Service Center.
Premiums
Initial Premium
You may allocate your premium to any Subaccount of the Variable Account and/or the Fixed Accounts. If your Application is in Good Order and we approve your Application, we will allocate your initial premium to your selected Subaccounts, DCA Fixed Account and/or Fixed Account as of the Contract Date. If we determine the Application and corresponding materials are not in Good Order, we will contact you. When we contact you, we will inform you of any information or further materials that we require to issue the Contract. When we make such requests, we will request you to provide us with any such information or materials within a certain period. If we do not receive the necessary information or materials within that period, we will retire your Application and return your premium payment.
We will issue your Contract if you meet all underwriting and other requirements. We issue contracts only with a Date of Issue between the 1st and the 28th of any month. New Contracts that would otherwise receive a Date of Issue of the 29th through the 31st of any month will instead be given a Date of Issue of the 28th day of the month.
The minimum premium required to issue the Contract is equal to the No-Lapse Guarantee premium. The premium amount will be determined based on several factors, including the Insured’s Issue Age, sex (in most states), risk amount, Face Amount, risk class, duration of the Contract and any optional benefits you elect that have an additional charge.
Flexible Premiums
This Contract is a flexible premium variable adjustable life contract. After a minimum initial premium, premiums may be paid at any time and in any amount, subject to some restrictions. All premium payments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, most third-party checks or other types of payments defined as not acceptable in our standard procedures. There are no scheduled premium due dates. However, we have the ability to assist you by scheduling planned periodic premiums. Planned periodic premiums are premiums you elect to pay on a regular basis. While there are no scheduled premium due dates, you may elect to receive billing statements annually. You may also elect to make pre-authorized automatic premiums using our electronic payment program. In most cases, you may make changes in frequency and payment amounts at any time with adequate notice.

You are responsible for monitoring and managing the amount of premiums you choose to pay and how those premiums are allocated to Subaccounts and the Fixed Account to help assure the Contract meets your needs. We recommend that you pay at least the No-Lapse Guarantee Premiums to protect your Contract from lapsing. Paying these minimum premium amounts ensures, while the guarantee is active, that your Contract will not lapse in the event the Cash Surrender Value is not sufficient to pay the monthly deductions. See No-Lapse Guarantee. In certain circumstances, a premium payment may cause the Contract to be characterized as a MEC. See Taxes. You should regularly discuss the allocation of premiums and the amount and frequency of payments (premiums and any loan repayments) with your financial advisor or professional.
Premium in Default and Grace Period
Unless the No-Lapse Guarantee is in effect, a premium is in default on a Monthly Anniversary if a monthly deduction to be made on that date would result in a Cash Surrender Value less than zero. You will have a grace period of 61 days after the date of default, during which the Contract will remain in force. At least 31 days before the end of the grace period we will notify you and any assignee of the premium required to keep the Contract in force. The amount indicated in the notice will be based on the Valuation Date on which the notice is produced. The amount needed to prevent the Contract from lapsing may increase or decrease daily based on fluctuations in the Subaccounts you selected.
You should discuss the amount of premium to be paid with your financial advisor or professional. The Contract will continue in force through the grace period. If the Insured dies during the grace period, the Death Proceeds payable will be reduced by the amount of the monthly deductions due and unpaid and the amount of any outstanding Contract Debt.
If your Contract is issued in Florida and the Issue Age is 64 or greater, this Contract will not terminate until at least 21 days after we mail notification of termination to you and to any secondary addressee that you have designated.
Net Premiums and Premium Allocation
We deduct a Percent of Premium Charge of 5% on each premium. The remainder of the premium is the “Net Premium.” The Percent of Premium Charge may be waived in certain situations. Net Premiums are the amounts we direct to the various Subaccounts and/or Fixed Accounts according to your allocation instructions.
We will allocate your Net Premium according to the allocation instructions on your Application or most recent allocation instructions on file. Your allocation must be in whole percentages and total 100%. If the allocation request is not completed, is not in whole percentages, or does not total 100%, then the request will be treated as not in Good Order. We will process the allocation request when it is in Good Order. You may change your allocation percentages for future payments at any time by giving us Notice.
If we receive your premium before the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern Time, the time we determine the value of the Accumulation Units) on a Valuation Date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date.
Premium Billing
We will send premium billings based on the amount and interval of premium payments that you requested at the time of Application. Upon our approval, the Contract Owner may change the amount, the interval or the method of billing. You should discuss the amount of premium to be billed with your financial advisor or professional. The amount of premium billed may not be enough to keep the Contract in force.

Electronic Payment Program
Under this program, you may make premium payments (or loan repayments) to your Contract on a regularly scheduled basis by having money automatically withdrawn from your checking or savings account, or other acceptable payment source, rather than being billed. To set up the electronic payment program, you may complete the applicable section on the Application or, after the time of Application, by giving us Notice. You should discuss the amount of premium to be billed with your financial advisor or professional. The amount of premium billed may not be enough to keep the Contract in force.
Premium Limits
IRS rules govern the tax treatment of life insurance contracts. We have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contract as life insurance under federal tax law or to avoid the classification of your Contract as a MEC. If mandated under applicable law, we may be required to reject a premium payment.
In addition to excluding life insurance Death Benefits from the Beneficiary’s gross income, the Internal Revenue Code of 1986, as amended (the “Code”) also defers taxation on the income portion of the Accumulated Value, prior to receipt by the Contract Owner. To qualify for this treatment, federal tax law may limit the premiums you may pay and requires that the Accumulated Value be limited to a certain percentage of the Death Benefit. We will return the portion of any premium payment that causes the limit on premiums to be exceeded unless the premium is required to keep the Contract in force.
If you elected the Guideline Premium Test (GPT) we reserve the right to not accept premiums in the following situations:
1. Any premiums when the Death Benefit is based on the Table of Death Benefit Factors; or
2. The portion of any premium that would cause the Death Benefit to be based on the Table of Death Benefit Factors.
If your Contract complies instead with the Cash Value Accumulation Test (CVAT), then prior to Attained Age 100 (and at any age in New York issued Contracts), we will not accept premium as described above and at Attained Age 100 and later, we reserve the right not to accept premiums as described above.
Additional premium limits will apply for contracts subject to the GPT. In the event of a reduction in the Face Amount, or other changes to the Contract which cause the premiums paid or the Accumulated Value to exceed the applicable limit described in the Code regarding the definition of life insurance, we will refund any excess premiums and earnings thereon (and other Accumulated Value) as necessary to comply with the limit described in the Code, and in limited circumstances we may increase the Death Benefit.
Your Contract could be classified as a MEC if premiums paid exceed certain dollar thresholds or if certain transactions are processed. Except as described below, we will apply only the portion of the premium payment(s) (including electronic payments) that will not cause the Contract to become a MEC and will return the balance to the premium payer without applying it to the Contract. The portion of the payment that is applied to the Contract will be credited as of the Valuation Date the payment was determined to be in Good Order. Additionally, except as described below, a request for any transaction (such as a reduction in Face Amount) that would immediately cause the Contract to become a MEC will be deemed not in Good Order. We will notify you if a requested transaction would immediately cause your Contract to become a MEC and will not process that transaction unless and until we have received your instruction to proceed and allow MEC status.
The following exceptions apply to this MEC process:
1. When your Contract is initially issued, we will either accept or reject the full premium payment. We will accept a full premium payment that results in MEC status only if we have received acknowledgement of MEC status signed by you on forms acceptable to us. Otherwise, if allocation of the full premium payment would result in MEC status, we will consider the Application to be not in Good Order and will not issue the Contract and will not allocate any portion of the premium until the Application is in Good Order.

2. If the start of the next MEC Contract Year is within 30 calendar days of the date the premium is received, and allocating all or a portion of the payment on the first day of the next MEC Contract Year will not cause the Contract to become a MEC, then:
a. upon receipt we will allocate, as described above, only the portion of the premium payment that will not cause the Contract to become a MEC; and
b. we will wait to allocate the balance of the payment that can be applied without causing your Contract to become a MEC on the first day of the next MEC Contract Year or if the first day of the next MEC Contract Year is not a Valuation Date, then the payment will be allocated as of the next following Valuation Date; and
c. we will return to the premium payer, without allocating it to the Contract, any remaining balance that, as of the first day of the next MEC Contract Year, still would have caused the Contract to become a MEC; and
d. no interest will be paid to you or the premium payer from the date of receipt of the premium payment to the date it is either allocated to your Contract or returned to you.
3. If the amount of the premium payment that can be applied to your Contract is less than $1.00, then the payment will be refunded or held according to these processes. A payment in an amount less than $1.00 will not be applied to your Contract.
4. You may also provide instructions directing us to allocate any specific premium payment and/or process any specific transaction even if MEC status will result. Those instructions must indicate that you consent to your Contract being treated as a MEC. You should consult with your tax advisor before doing so. Those instructions must be received with the applicable premium payment or transaction request that will result in MEC status. We do not allow advance elections for future premium payments or future transactions that may result in MEC status on your Contract.
For more information on MECs, see Taxes.
No-Lapse Guarantee
The No-Lapse Guarantee ensures, while the guarantee is active, that your coverage will continue even if the Cash Surrender Value is insufficient to pay the current monthly deductions. If timely payment of minimum premium amounts (the No-Lapse Guarantee Premium) is received and the monthly deduction to be made exceeds the Accumulated Value less any Debt, a deduction equal to that amount will be made, if that amount is greater than zero. If it is not greater than zero, no deduction will be made and instead the balance of the monthly deduction will be postponed until the next day on which the amount of the Accumulated Value less any Debt exceeds the amount of the postponed monthly deduction. At that time the postponed amount will be deducted from the Accumulated Value. If the No-Lapse Guarantee becomes inactive or terminates while any amount of postponed monthly deductions remains outstanding, premium will be in default. The premium required to keep this Contract in force will include the outstanding amount of postponed monthly deductions.
The No-Lapse Guarantee Premium is the minimum monthly premium required to keep your No-Lapse Guarantee in effect. Your particular No-Lapse Guarantee Premium and the termination date of the guarantee are shown on the schedule page of your Contract. The No-Lapse Guarantee Premium is calculated specifically for each Contract on the Date of Issue. The No-Lapse Guarantee will vary by Issue Age, sex, Face Amount, Additional Benefits, Death Benefit Option, and risk class (which may include ratings).
The No-Lapse Guarantee is automatically available to you when you purchase the Contract. The duration of the No-Lapse Guarantee varies by Issue Age:
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Issue Ages 0-60: 20 years
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Issue Ages 61-75: 10 years
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Issue Ages 76-80: 5 years

Each month, we will determine if the No-Lapse Guarantee remains in effect. The No-Lapse Guarantee will remain in effect if the cumulative amount of premiums paid and credited less any partial surrenders and Debt is greater than or equal to the sum of No-Lapse Guarantee Premiums for the guarantee since the Date of Issue. If the Contract includes a disability waiver of monthly deduction benefit, the sum will not include the No Lapse Guarantee Premium for any Monthly Anniversary on which we waive or credit the Monthly Deduction under that rider.
If this requirement is not met, and the No-Lapse Guarantee has not terminated, the No-Lapse Guarantee will become inactive. Within 30 days after the date on which the No-Lapse Guarantee becomes inactive, we will notify you and any assignee of the amount required to reactivate the guarantee. The notification will specify a period of time during which you may pay the amount required to reactivate the guarantee. That period will end no less than 61 days after the date on which the guarantee became inactive. While the Contract is in force, an inactive No-Lapse Guarantee can be reactivated by paying premiums sufficient to meet the requirements for that guarantee.
If there is a change in your Face Amount, Death Benefit Option, risk class, or Additional Benefits, we will correspondingly change the No-Lapse Guarantee Premium. Any new No-Lapse Guarantee Premium applies from the effective date of the change.
If the No-Lapse Guarantee is inactive or terminates, the Cash Surrender Value may not be sufficient to keep the Contract in force unless additional premium is paid.
Please note that the No-Lapse Guarantee will terminate automatically on the No-Lapse Guarantee Termination Date shown on the schedule page of your Contract.
After termination, the insurance coverage provided by the Contract will remain in force as long as your Cash Surrender Value is large enough to pay monthly deductions. See Lapse and Reinstatement.
Contract Values
Accumulated Value
On the Contract Date, the Accumulated Value is the first Net Premium less any monthly deductions. After the Contract Date, Accumulated Value is equal to the sum of the accumulated values in the Contract’s Subaccounts, DCA Fixed Account, Fixed Account and Loan Account and may change daily.
The Accumulated Value of your Contract, at any one time, is determined by: multiplying the total number of Accumulation Units for each Subaccount by its appropriate current Accumulation Unit Value; adding together the resulting values of each Subaccount; and adding any accumulated value in the Fixed Account, DCA Fixed Account and the Loan Account.
While Debt is not deducted from Accumulated Value, Debt does reduce the amount you would receive upon surrender of your Contract and the amount available to pay charges. Debt does not share in the investment performance of the Subaccounts and accrues interest charges which may result in less Accumulated Value in your Contract than if the amounts were allocated to the Fixed Accounts.
Over the life of your Contract, many factors determine its Accumulated Value. They include:
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premiums paid;
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the investment experience of the Subaccounts;
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interest credited to the Fixed Account, DCA Fixed Account and Loan Account;
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loans taken and Debt repayments;
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interest charged for any loans taken;
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partial surrenders taken; and

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charges and deductions taken.
Because a Contract’s Accumulated Value is based on the variables listed above, it cannot be predetermined. Accumulated Value in the Subaccounts will largely be determined by market conditions and investment experience of the underlying Portfolios. The Owner will bear all such risk.
Amounts held in the Fixed Accounts are invested with our General Account assets. Interest will be credited on amounts allocated to the Fixed Accounts. Interest is compounded daily and the effective annual interest rate will never be less than 2.0%. For the current interest rate, please call our Service Center at 1-800-847-4836.
Fixed Account
The Fixed Account accumulated value reflects Net Premiums allocated to the Fixed Account, transfers of Accumulated Value to or from the Subaccounts and/or Loan Account, interest credited, partial surrenders, and any deductions. Each day the accumulated value in the Fixed Account will change based upon these factors. For the current interest rate, please call our Service Center at 1-800-847-4836. Review your Contract for further detail.
DCA Fixed Account
The DCA Fixed Account accumulated value reflects the Net Premium directed to fund the account to establish the Dollar Cost Averaging program, transfers of accumulated value to the Subaccounts and/or Loan Account, interest credited, partial surrenders, and any deductions. The periodic transfers reduce the account monthly for 12 months. If the DCA Fixed Account election is cancelled before the end of the 12-month period, we transfer any remaining value to the Money Market Subaccount unless you request that it be transferred to a different Subaccount.
Loan Account
You establish the Loan Account when you take out a loan. The amount used to secure the loan is transferred to the Loan Account. The Loan Account is affected by repayments, additional loans and interest credited to and charged against it. Each day the accumulated value in the Loan Account will change based on these factors.
Variable Account
Number of Accumulation Units
The number of Accumulation Units in any Subaccount may increase or decrease at the end of each Valuation Period. This fluctuation depends on the transactions that occur in the Subaccount during the Valuation Period. When transactions occur, the actual dollar amounts of the transactions are converted to Accumulation Units. The number of Accumulation Units is determined by dividing the dollar amount of the transaction by the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the transaction occurs.
The number of Accumulation Units in a Subaccount increases when the following transactions occur during the Valuation Period:
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Net Premiums are allocated to the Subaccount; or
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Accumulated Value is transferred to the Subaccount from another Subaccount or from the Fixed Accounts; or
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Debt is repaid.
The number of Accumulation Units in a Subaccount decreases when the following transactions occur during the Valuation Period:
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Accumulated Value is transferred from the Subaccount to another Subaccount or from the Fixed Account, including loan transfers;
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surrenders, partial surrenders and Decrease Charges are taken from the Subaccount;
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monthly deductions or transfer charges are taken from the Subaccount; or

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Contract loans or accrued interest on loans are transferred from the Subaccount to the Loan Account.
Accumulation Unit Value
For each Subaccount, the initial Accumulation Unit Value was set when the Subaccount was established. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next.
The Accumulation Unit Value for a Subaccount for any Valuation Period is equal to:
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the net asset value of the corresponding Portfolio at the end of the Valuation Period;
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plus the amount of any dividend, capital gain or other distributions made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period;
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plus or minus any cumulative credit or charge for taxes reserved which we determine has resulted from the operation of the Portfolio;
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divided by the total number of Accumulation Units held in the Subaccount at the end of the Valuation Period before any of the transactions, referred to in the Number of Accumulation Units subsection, have occurred.
Cash Surrender Value
The Cash Surrender Value is the total amount you will receive upon surrender of the Contract. It is equal to the Accumulated Value less any Decrease Charges and any outstanding Debt and any unpaid monthly deductions. The Cash Surrender Value changes daily, reflecting, among other things, increases and decreases in the value of the Portfolios in which the assets of the Subaccounts are invested and interest credited in the Fixed Accounts and Loan Account, and any interest charged against the Loan Account. It is possible for the Cash Surrender Value of your Contract to decline to zero because of unfavorable investment performance or outstanding Debt or insufficient premium payments.
You will be advised as to the number of Accumulation Units which are credited to the Contract, the current Accumulation Unit Values, Subaccount accumulated value, Fixed Account accumulated value, DCA Fixed Account accumulated value and Loan Account accumulated value, the total Accumulated Value and the Cash Surrender Value at least annually.
Timely Processing
We will process all requests in a timely fashion. Requests received in Good Order by us or our authorized designee prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Date will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Date. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.
Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.
Standard Death Benefits
The primary reason to buy a life insurance Contract is for the Death Benefit it provides in the event of the Insured’s death. At the time of purchase, you must select between two Death Benefit Options: Option 1 (Level Death Benefit Option) or Option 2 (Variable Death Benefit Option). We determine the amount payable (Death Proceeds) depending on the Death Benefit Option in effect on the date of Insured’s death. Death Proceeds payable upon the death of the Insured is the sum of the Death Benefit plus any insurance on the Insured’s life provided by Additional Benefits less any Debt and the lesser of (1) unpaid monthly deductions or (2) any unpaid No-Lapse Guarantee Premium. We will also deduct any amount paid by us after the date of death and before we were notified of the death. The Death Benefit will be calculated as of the date of death.
When Insurance Coverage Takes Effect
At the time an application is accepted, subject to Thrivent’s underwriting rules, an applicant can obtain temporary insurance protection pending issuance of the Contract by submitting payment of a full premium for the premium interval selected. If Thrivent subsequently determines that the proposed insured is not an acceptable risk under Thrivent’s underwriting standards or rules, no temporary insurance coverage will have been provided and any premium paid will be refunded without interest.
No insurance will take effect unless and until all of the following conditions are present and satisfied during the lives of all persons to be insured: (a) the Contract has been issued and delivered to you; (b) the first full premium has been paid; and (c) the health of all persons to be insured remains as stated in the Application. We begin to deduct monthly deductions from your Accumulated Value on the Contract Date. However, monthly deductions will be effective as of the Date of Issue if different from the Contract Date.
Life Insurance Tax Qualification
The death benefit for all Contracts must meet the definition of life insurance under Section 7702 of the Code. If your Application was completed prior to September 15, 2020 then the Cash Value Accumulation Test (CVAT) will automatically be used to meet this requirement. If your Application is completed on or after September 15, 2020, then at the time of purchase you must select between two methods that satisfy this tax definition: the CVAT and the Guideline Premium Test (GPT). You cannot change your selection after the Contract is issued. For both tests, the Death Benefit will be at least the Accumulated Value multiplied by a death benefit factor, which varies by Attained Age.
CVAT: the death benefit factors are based on the risk class and sex (in most states) of the Insured, and any rating. A table of these death benefit factors will be listed in the Contract.
GPT: the death benefit factors are the cash value corridor factors provided in the Code. A table of these death benefit factors will be listed in the Contract. Premiums may be limited under the GPT, to ensure compliance with the Federal tax laws.
As this selection cannot be revised, careful consideration should be given to which testing method to choose. Aspects you should consider include the following.
The CVAT will generally allow larger premiums to be paid relative to the Contract’s Death Benefit, especially in the early Contract years. If you want to maximize Accumulated Values relative to the Contract’s Death Benefit, this test generally will allow larger Accumulated Values relative to the Death Benefit in the early years and lower Accumulated Values relative to the Death Benefit in the later Contract years.
Conversely, Contracts based on the GPT generally require larger Death Benefits relative to Accumulated Values in early Contract years but allow larger Accumulated Values relative to Death Benefits in later Contract years. As there are cumulative premium limits with this test, total premium payments must not exceed the limit described in the Code.
Option 1 (Level Death Benefit Option)
The Death Benefit for this option remains level, but in limited situations will vary. The Death Benefit is the greater of the Face Amount, or the Death Benefit factor multiplied by Accumulated Value. If you keep your Contract in force for several years and your Accumulated Value continues to increase, your Death Benefit may be increased by a Death Benefit factor. This factor helps to ensure that your Death Benefit is large enough relative to Accumulated Value to assure the Contract will qualify as life insurance under federal tax law. The Death Benefit factor depends upon your Attained Age. If the CVAT is used to satisfy the tax definition, then the death benefit factor will also depend on the Insured’s sex (in most states) and risk class. Your Contract includes a Table of Death Benefit Factors.
You should consider the Level Death Benefit Option if:
♦
you do not expect your insurance needs to generally increase; or
♦
you would like to minimize your insurance costs.
In general, the Level Death Benefit Option provides greater growth potential in Accumulated Value than the Variable Death Benefit Option. By choosing the Level Death Benefit Option, any increases in Accumulated Value reduce the actual risk amount and lower your cost of insurance.
Option 2 (Variable Death Benefit Option)
The Variable Death Benefit Option provides a Death Benefit that varies over time. The Death Benefit will be the greater of the Face Amount plus Accumulated Value, or the Death Benefit factor (described above) multiplied by Accumulated Value. The Death Benefit fluctuates correspondingly with your Accumulated Value.
You should consider the Variable Death Benefit Option if:
♦
you expect your insurance needs to increase, or
♦
you would like to have the potential for an increasing death benefit.
In general, the variable option provides the potential for a greater death benefit than the level option.
Changing Your Death Benefit Option
You may request a change from one Death Benefit Option to the other at any time before Attained Age 121 except when the Death Benefit is based on the Table of Death Benefit Factors as provided in your Contract. If we approve the change, we will increase or decrease the Face Amount so your Death Benefit immediately after the change will be the same as immediately before the change.
If you change from the Level Death Benefit Option to the Variable Death Benefit Option, we will reduce your Face Amount by the amount of Accumulated Value on the date the change takes place. The decrease in Face Amount and any Decrease Charge will be applied to the initial Face Amount and any existing increase in Face Amount according to the ratio of each portion of the Face Amount to the total Face Amount of this Contract. We will not allow the change if it reduces your Face Amount below the minimum amount as defined on the schedule page of your Contract. If you select the GPT, then additional restrictions will apply. If the change in Death Benefit Option would cause total premium payments already made to exceed the cumulative premium limit of the Code, the change may be made only if the Cash Surrender Value before the change exceeds the refund required under the Code. If the change is made, the required refund will be made as a partial surrender with no partial surrender charge applied. If you change from the Variable Death Benefit Option to the Level Death Benefit Option, your Face Amount increases by the Accumulated Value on the effective date of the change which also increases any unit charges under your Contract. The Face Amount increase will be applied to the initial Face Amount and any existing increase in Face Amount according to the ratio of each portion of the Face Amount to the total Face Amount of this Contract. The increase is determined so your Death Benefit immediately after the change will be the same as immediately before the change.
A new No-Lapse Guarantee Premium will be determined for any No-Lapse Guarantee in effect on the effective date of the change. The effective date of the change will be the Monthly Anniversary on or following the date we receive Notice. The new Death Benefit Option will be shown on a supplemental Contract schedule page that we will send to you.
There may be tax consequences when you change your Death Benefit Option. Please consult your tax advisor before making any such change.

If a change in your Death Benefit Option would result in your cumulative premiums exceeding the maximum premium limitations for life insurance under the Code, we will process a partial withdrawal to force out any excess premiums which exceed the maximum premium limitations and that money will be refunded to you.
A change in Death Benefit Option may affect the monthly cost of insurance charge because this charge varies with the net amount at risk (in general, the Death Benefit less the Accumulated Value). Changing from Option 1 to Option 2 will generally decrease the net amount at risk, thereby reducing the cost of insurance charges. Changing from Option 2 to Option 1 will generally result in a net amount at risk that remains level. Such a change from Option 2 to Option 1, however, will result in an increase in the cost of insurance charges over time because the net amount at risk will (unless the Death Benefit is based on the applicable percentage of Accumulated Value) remain level rather than decreasing as the Accumulated Value increases.
Changing Your Face Amount
You select the Face Amount when you apply for the Contract. You may change the Face Amount by giving us Notice. We will not permit any change that would result in your Contract being disqualified as a life insurance contract under Section 7702 of the Code. If the change in Face Amount would result in your cumulative premiums exceeding the maximum premium limitations for life insurance under the Code, we will process a partial withdrawal to force out any excess premiums which exceed the limit, and that money will be refunded to you. Changing the Face Amount may have tax consequences and you should consult a tax advisor before doing so.
Increasing Your Face Amount
Subject to our underwriting guidelines and policies, you have the right to increase the Face Amount at any time before the Insured’s last day for increases shown on page 3A of your Contract.
Any increase in Face Amount is subject to the following conditions:
♦
We must receive an application at our Service Center, if and as required by our standards.
♦
Satisfactory evidence of insurability, if and as required by our standards, unless a contractual exception applies.
♦
The increase amount must be for at least $25,000.
Increases in your Face Amount will result in additional charges to cover the increased amount at risk. The increased Face Amount will also increase any unit charges under your Contract. We compute charges at the existing rates at the time of increase. The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue. The increase will be effective on the date shown on the supplemental Contract schedule page we provide.
A new set of Decrease Charges will also apply to each increase in your Contract’s Face Amount. We show these new charges on the amended Contract specification page of your Contract. However, the Decrease Charges will only be assessed if your Face Amount is later decreased and the Decrease Charge is still in effect for that part of the Face Amount that was decreased. See Charges for additional information regarding this charge.
Sometimes an increase in the Face Amount, along with other factors, may cause a Contract to be classified as a MEC and could have potentially negative tax consequences. See Taxes.
A new No-Lapse Guarantee Premium will be determined for any No-Lapse Guarantee in effect.

Decreasing Your Face Amount
At any time before the Insured’s Attained Age 121, you have the right to decrease your Face Amount. Requirements for decreasing your Face Amount are:
♦
we must receive Notice;
♦
the Face Amount remaining in effect cannot be less than the minimum amount defined at issue on the Contract schedule page;
♦
the Accumulated Value, and premiums if you select the GPT, must be in compliance with Code limits. If the decrease would cause total premium payments already made to exceed the cumulative premium limit of the Code, the decrease may be made only if the Cash Surrender Value before the decrease exceeds the refund required under the Code. If the decrease is made, the required refund will be made as a partial surrender with no partial surrender charge applied; and
♦
on the date the decrease would be effective Accumulated Value less Debt must be greater than or equal to any Decrease Charge that may apply.
The decrease will become effective as of the Monthly Anniversary on or following the date we receive Notice at the Service Center. We will subtract the decrease first from any previous increases in the Face Amount, starting with the most recent, and then as needed from the original Face Amount.
We subtract a Decrease Charge from the Accumulated Value if a Decrease Charge is in effect for that part of the Face Amount decreased. We show you the Decrease Charges applicable to you on the Table of Decrease Charges in your Contract.
A new No-Lapse Guarantee Premium will be determined if the No-Lapse Guarantee has not terminated before the effective date of the decrease.
A decrease in your Face Amount may cause your Contract to be classified as a MEC and could have other tax consequences. Please consult your tax advisor before decreasing your Face Amount.
Death Claims
In the event of the death of the Insured, we must receive Notice of death at our Service Center. We will provide a claim form upon receiving the Notice. A financial advisor or professional may assist in making such a claim.
Payment of Benefits
In addition to traditional lump sum payments, other payment options are available. All or part of the life insurance proceeds from death or surrender may be placed in one of several settlement options. Proceeds distributed according to a settlement option do not vary with the investment performance of the Variable Account. Contract Owners may select a settlement option prior to the Insured’s death. A Beneficiary may select a settlement option at the time of making a claim for Death Benefits. The minimum amount that we will apply to a settlement option is $2,000. Additionally, the resulting payment must be at least $50. Once a settlement option is selected, we will provide a settlement option agreement. In the settlement option agreement, we will reflect guaranteed payments, if any.
Settlement Options
Option 1: Interest Income
Under this settlement option, the proceeds are left with Thrivent to accumulate interest. We will pay, on the proceeds that remain with us an annual rate of interest at least equal to the amount shown on the Contract’s schedule page. The payee may withdraw all or part of the proceeds at any time.

Option 2: Income of a Fixed Amount
With this settlement option the payee elects to receive a fixed amount at regular intervals until the proceeds with interest have all been paid. The payment period may not exceed 360 months. Interest accumulates on the amount that remains with us until the proceeds are all paid out. For example, if your Beneficiary elected to receive $10,000, paid annually, we would pay $10,000 annually until we pay out all of the remaining proceeds. The final payment may be smaller than prior payments.
We will pay an annual rate of interest at least equal to the amount shown on the Contract’s schedule page. The amount of interest may be greater than the guaranteed amount. Unless the income election was irrevocable, the payee may withdraw the present value of all or a portion of remaining payments at any time based on a discount rate that is 0.5% per annum greater than the interest rate used to calculate the amount of the payments. If a portion of the present value is withdrawn, the number of future payments will be reduced. If the full value is withdrawn, we will make no further payments.
Option 3: Income for a Fixed Period
This option provides payments at regular intervals. The payee may elect a specified number of months or years but may not select a period exceeding 360 months or the payee’s life expectancy. We reserve the right to require a fixed period of at least 60 months.
We will pay an annual rate of interest at least equal to the amount shown on the Contract’s schedule page on the proceeds that remain with us. The amount of interest we pay may be greater than the guaranteed amount. Unless the income election was irrevocable, the payee may withdraw all or a portion of the present value of any remaining payments at any time based on a discount rate that is 0.5% per annum greater than the interest rate used to calculate the amount of the payments. If the full present value is withdrawn, we will make no further payments. If a portion of the present value is withdrawn, the amount of future payments will be reduced.
Option 4: Life Income with Guaranteed Period
This settlement option is a form of annuity payment that continues until the annuitant’s death. The payee is the person receiving the income. We make payments to the payee at regular intervals during the annuitant’s life. Upon electing this option, the payee also selects a guaranteed period of not more than 360 months or selects no guaranteed period at all. If the annuitant dies during the guaranteed payment period, payments will continue to a beneficiary named for the settlement option until the guaranteed payment period expires. The longer the guaranteed payment period, the lower the amount of regular payment. In other words, the payment amount the payee receives would be higher if the payee chose no guaranteed payment period. However, the risk the payee takes is that he or she may die shortly after we issue the settlement agreement. The agreement would then terminate and all payments would cease.
The amount of the payments depends on an adjusted age and, where permitted, sex of the annuitant at the time the settlement agreement is established. We show representative guaranteed payments in the settlement option section of the Contract. These rates are calculated using the guaranteed annual interest rate and mortality table shown on the Contract’s schedule page.
If your Contract is issued in New York, Option 4 does not permit a partial or full surrender of annuity income.
Option 5: Joint & Survivor Life Income with Guaranteed Period
This settlement option is another form of annuity payment or life income available when both annuitants are alive when the settlement option is chosen. We will pay an income as long as at least one of the two annuitants is alive. The amount of payments is determined based on the lives of both of the annuitants. The payees may select a guaranteed payment period of not more than 360 months or may select no guaranteed payment period at all.
Upon the death of one of the persons named to receive payments, we will continue to make payments of the same amount to the survivor for the remainder of the guaranteed payment period. At the end of this period, if the survivor is still living, the payments may be reduced if a reduction factor was chosen at issue. We pay the reduced amount until the survivor annuitant’s death. If the survivor also dies during the guaranteed payment period, the remaining guaranteed payments continue to a designated beneficiary. The beneficiary has an option to take a lump sum payment. If no guaranteed payment period was selected, all payments will cease and the agreement terminates.
The amount of the payments depends on the age and, where permitted, sex of the annuitants at the time we issue the settlement agreement. In addition, any selection of a guaranteed payment period or any reduction factor will influence the payments. These rates are calculated on the guaranteed annual interest rate and mortality table shown on the Contract’s schedule page.
We may also offer other settlement options at our discretion.
Income provided under Settlement Options 2 through 5 will not be less than the income that would be provided if the proceeds were used to purchase a single premium immediate annuity contract that:
1.Is offered by us at the time of settlement to the same class of annuitants; and
2.Provides the same structure of benefits as the settlement option selected.
If your Contract is issued in New York, guaranteed interest rates will be listed in your settlement option agreement and Option 5 does not permit partial or full surrenders of annuity income.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare insurance contracts to be abandoned after a period of inactivity. This period of inactivity is generally defined by states as three to five years from the Contract’s maturity date, the date the Death Benefit is due and payable, or in some states, the date the insurer learns of the death of the Insured. For example, if the payment of the Death Benefit has been triggered, but, if after a thorough search and the passing of the state defined period of inactivity, we are still unable to locate the Beneficiary, or if the Beneficiary does not come forward to claim the Death Benefit proceeds, the Death Benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit proceeds if your Beneficiary steps forward to claim them with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please contact your financial advisor or professional or call (800) 847-4836 for assistance in making such changes.
Other Benefits Available Under the Contract
In addition to the standard death benefits associated with your Contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Guaranteed Increase Option	Allows you to increase the amount of coverage without having to show evidence of insurability at certain pre-defined opportunities.	Optional
♦ Issue ages 0-17.
♦ Available at issue or may be
added after issue with
evidence of insurability.
♦ Only available if the base
coverage is not rated.
♦ Terminates 60 days following
the first rider anniversary on
or after the Insured’s age 49,
or on the date that an
Alternate Increase Option
Date was used, canceling
the last Fixed Increase
Option.

Disability Waiver of Monthly Deductions
In the event the Insured is totally disabled
under the terms of the rider, scheduled
premiums due during the benefit period are
waived so the Contract, including any Additional
Benefits, continues in force.
		Optional	♦ Can be issued at ages 0-59. ♦ Terminates at age 65 or the end of the benefit period, if later. ♦ Six month waiting period from date of disability.
Accelerated Death Benefit for Terminal Illness Rider	This rider pays a portion of the Death Benefit when requested if the Insured has a life expectancy of 24 months or less in most states.	Standard	♦ Any assignee, irrevocable Beneficiary or other party with ownership rights must consent to payment of the Accelerated Benefit.
Examples
Guaranteed Increase Option (Optional)
A Contract is issued to an Insured at age 12, with an initial Face Amount of $25,000 and a GIO rider of $25,000. The Insured’s risk class at issue is Standard Nontobacco, so all GIO increases will be at this risk class, with no additional underwriting. In this example, the Owner accepts the GIO at the option dates at the times that the Insured is ages 22, 25 and 28. The Face Amount in total is then $100,000 after these increases (initial $25,000 + 3 increases of $25,000 each). At age 30, the Insured uses a special option at the time of marriage, bringing the total Face Amount to $125,000. The next Option at age 31 is skipped, and the Owner declines the Option at ages 34 and 37. The Options are accepted at ages 40, 43, 46 and 49. With these 4 increases of $25,000 each, the total Face Amount is $225,000 after the last increase, and the GIO expires.
Disability Waiver of Monthly Deductions (Optional)
A Contract is issued to an Insured at age 45, with a Face Amount of $250,000 and the Disability Waiver of Monthly Deduction rider is elected. The Insured is underwritten and given Preferred Nontobacco risk class on the base coverage and standard rating on the waiver. The charges for the waiver benefit are included in the monthly deductions collected for the next several years. At the Insured’s age 52, the Insured is injured in an accident on April 1st and is unable to work. The Insured submits a waiver claim, which is reviewed and approved, effective October 1st (6 months after disability). The

Accumulated Value of the Contract is incremented by the amount of the monthly deductions for those 6 months, and monthly deductions are waived from that date forward. The Insured submits regular proof of his disability. After 18 months of waived deductions, the Insured recovers sufficiently to begin a new occupation. The monthly deductions begin again after his recovery.
Accelerated Death Benefits for Terminal Illness Rider (Standard)
A Contract is issued to an Insured at age 45, with a Face Amount of $250,000 and the Accelerated Death Benefit rider is automatically included. There is no charge for including this rider. The Contract continues for several years, with regular scheduled payments made and monthly deductions collected. When the Insured is age 68, he is diagnosed with a terminal illness. A claim is submitted to accelerate the entire death benefit, to pay for his medical care. The claim processing includes obtaining a certification from a qualified physician, which indicates that the Insured’s diagnosis is terminal and his life expectancy is 24 months or less. A calculation is made to determine the present value of the death benefit, less a $150 processing fee. The Contract is terminated when that accelerated payment is made.
Surrenders and Withdrawals
You may surrender your Contract and receive your Cash Surrender Value or make a partial surrender by giving us Notice at our Service Center. The surrender or partial surrender will not be processed until we receive your request in Good Order. You may obtain information as to a surrender or partial surrender by contacting your financial advisor or professional or calling our Service Center at (800) 847-4836. We do not accept telephone requests for surrenders.
Additional Information Regarding Partial Surrenders
Partial surrenders offer you a way to access your Accumulated Value. You may withdraw part of your Cash Surrender Value upon giving Notice. Partial surrenders are implemented by either the redemption of Accumulation Units or reduction in the Fixed Accounts’ balance.
A partial surrender may have tax consequences. It is important to note that if the Face Amount is decreased (including as a result of partial surrender), there is a possibility that the Contract might be classified as a MEC. See Taxes.
Each partial surrender must be at least $200. You may not make a partial surrender if the remaining Cash Surrender Value would be less than $300. A partial surrender charge of $25 will apply to each partial surrender in excess of one in a Contract Year. This charge does not apply to partial surrenders made on or after the Insured’s Attained Age 121. An amount withdrawn may not be repaid. A partial surrender may have tax consequences.
Effect of Partial Surrenders and Withdrawals
For a Contract with Option 1 (Level Death Benefit Option):
A partial surrender will reduce your Accumulated Value, Face Amount, Death Benefit and the amount of premiums considered to meet the No-Lapse Guarantee Premium requirements. If the Death Benefit is equal to the Face Amount at the time of the partial surrender, then the Face Amount will be decreased by the surrender amount that we pay to you and by any taxes that we withhold. If the Death Benefit on the effective date of the partial surrender is based on the Table of Death Benefit Factors (the Death Benefit is greater than the Face Amount), then the Face Amount will be decreased only if, on that day, the surrender amount that we pay to you, plus any taxes that we withhold, exceeds the Death Benefit minus the Face Amount. In that case, the Face Amount will be decreased by: i) the surrender amount that we pay to you plus any taxes that we withhold; less ii) the Death Benefit less the Face Amount prior to the surrender. A Decrease Charge applies to any partial surrender that causes us to decrease the Face Amount in the first 10 Contract Years or 10 years after an increase in Face Amount. See the detailed Decrease Charge explanation in the Charges section.

The Face Amount remaining in effect after a partial surrender may not be less than the minimum Face Amount as defined on issue in the schedule pages of your Contract. We will not grant any request for a partial surrender that would reduce the Face Amount below this amount. A partial surrender may have tax consequences. See Taxes.
For a Contract with Option 2 (Variable Death Benefit Option):
A partial surrender will reduce the Accumulated Value, Death Benefit and the amount of premiums paid. Since the premiums paid are reduced, partial surrenders also affect the amount of premiums considered paid to meet the No-Lapse Guarantee Premium requirement. A partial surrender will not reduce the Face Amount. A partial surrender may have tax consequences.
Full Surrender
At any time while the Contract is in force and the Insured is living, you may surrender this Contract by sending Notice to our Service Center. If you surrender your Contract, the surrender will be effective on the day we receive Notice.
Following a full surrender, you will receive the Cash Surrender Value from the Contract. As an alternative to receiving the Cash Surrender Value, at any time while the Insured is living (and before Attained Age 121) you may surrender this Contract and elect to apply the Cash Surrender Value as a single premium to purchase Paid-Up Life Insurance on the Insured.
A full surrender may result in a Decrease Charge depending how long your Contract has been in force and the amount of time since your last Face Amount increase, if applicable.
A full surrender will result in a Cash Surrender Value of $0, a Face Amount of $0 and a Death Benefit of $0. Insurance coverage ceases on the effective date of the surrender and the coverage cannot be reinstated.
If your Contract is issued in New York, you may exchange this Contract for any fixed benefit permanent life insurance on the life of the Insured that we offer at the time of exchange and no evidence of insurability will be required. This exchange right is subject to all the conditions specified in your New York Contract form and this Contract must be exchanged: 1. Within 18 months after the Date of Issue; or 2. Within 60 days after the later of the effective date of a material change of investment policy of the Variable Account and the date you receive notification of such change.
A full surrender of your Contract may have tax consequences.
Subaccount Allocation
The partial surrender will be taken from the Subaccounts and Fixed Accounts according to the ratio that the Contract’s accumulated value in the Subaccounts or Fixed Accounts bears to the total Accumulated Value less any accumulated value in the Loan Account at the time of the partial surrender. With our approval, you may choose other allocations of a partial surrender.
Postponement of Payments
We typically process any surrender, partial surrender, Death Benefit, loan, transfer or settlement option within 7 days after receipt of all applicable written and telephone requests and/or proof of death of the Insured. We may postpone payment of any amount due from the Variable Account for a surrender, partial surrender, transfer, loan or on the death of the Insured whenever:
♦
the New York Stock Exchange is closed or trading is otherwise restricted;
♦
the SEC has determined that an emergency exists; or
♦
or the SEC requires that trading be restricted.

Except when used to pay premiums due on contracts with us, we also may postpone any transfer from the Fixed Accounts or payment of any portion of the amount payable upon surrender, partial surrender or loan from the Fixed Accounts for not more than six months from the day we receive Notice and, if required, your Contract.
If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Contract Owner’s account, and thereby refuse to pay any request for transfers, partial surrenders, surrenders or Death Benefits. Once restricted, money is held in that account until instructions are received from the appropriate authority.
Under applicable anti-money laundering rules and other regulations, certain transactions may be suspended, restricted or cancelled and any proceeds may be withheld. We may also place a temporary hold on the disbursement of redemption proceeds, in accordance with the terms and conditions of SEC No-Action Relief under the Redemption Requirements of Section 22(e) of the Investment Company Act of 1940.
Right to Cancel (also known as the Free Look Provision)
Your Contract provides for an initial Free Look Period. In most states, you, as the Owner, have the right to examine and cancel your Contract within 30 days after you receive it. To cancel your Contract:
♦
mail or deliver Notice of cancellation to the Service Center, or
♦
return the Contract to the Service Center or to the financial advisor or professional through whom you bought it.
Notice given by mail and return of the Contract by mail is effective for this purpose on being postmarked, properly addressed and postage prepaid.
In most states, the refund will equal the sum of the Accumulated Value, less any debt, on the date the Contract is returned to us plus any Percent of Premium Charge that was charged upon issue and any monthly deduction that was made. This amount may be different than the premium you paid depending upon the investment experience of the Subaccount(s) you selected. If you elect to allocate the premium paid into the Subaccount(s) during the free look period, you do so at your risk. We may postpone payment of the refund under certain conditions.
If your Contract is issued in Pennsylvania, and you are replacing an existing Thrivent life insurance contract with this Contract, you will have 45 days to cancel your Contract.
If you are age 60 or older and your Contract is issued in California, then unless you direct that the premium be invested in a stock or bond portfolio underlying the Contract during the 30-day period, the amount we refund under the free look provision is the sum of premiums you paid.
In the state of Delaware, if this Contract is a replacement of another contract, we will refund all premiums paid, with no deductions for any fees or charges.
In the state of New York, if this Contract is a replacement of another contract, we will refund the sum of: 1) the Accumulated Value less any Debt on the day the notice of cancellation or returned Contract is received by us or our representative, 2) the Percent of Premium Charges deducted, and 3) any Monthly Deductions made.
In the state of South Dakota, if this Contract is a replacement of another contract, we will refund the sum of: 1) the Accumulated Value less any Debt on the day the notice of cancellation or returned Contract is received by us or our representative, 2) the Percent of Premium Charges deducted, and 3) any Monthly Deductions made.
Loans

While the Insured is living, you may, by giving Notice, obtain a loan from us using your Contract as security for a loan. The available loan amount is an amount calculated so that the total Debt will not exceed 100% of Accumulated Value less Decrease Charges on the date of the loan. For Contract loans, interest will accrue on a daily basis at a maximum net annual rate of 4.0% (a gross effective annual rate of 6.0%) on the Debt. Loans and loan interest must be repaid either during the life of the Insured or from Death Benefits.
When a loan is made, Accumulated Value will be transferred to the Loan Account to secure the Debt. Accumulated Value will be transferred from the Subaccounts and Fixed Accounts according to the Account Ratios on the date of the loan; or according to any other administrative option you select and available at the time of the loan. The amount transferred to the Loan Account will continue to be treated as part of the Contract’s Accumulated Value. A minimum effective interest rate of 2% annually will be credited to the Loan Account. We may credit a higher interest rate in our sole discretion. The rate credited may be different from the interest rate credited on amounts in the Fixed Accounts.
While your Contract is in force and the Insured is living, you may repay, at any time, all or part of your Debt. All loan repayments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third-party checks.
Upon your request, we will set up Debt repayment schedule for you. When you repay all or part of Debt, we credit your Loan Account then transfer the repayment from the Loan Account to the Subaccounts and to the Fixed Accounts according to the premium allocation percentages in effect at the time of repayment. Total Accumulated Value does not increase as a result of Debt repayment. The longer the loan is outstanding, the greater the negative impact it may have on Accumulated Value growth.
Debt reduces your Cash Surrender Value, your Death Proceeds and the amount of premiums considered to meet the No-Lapse Guarantee Premium requirement. If the Cash Surrender Value on a Monthly Anniversary is insufficient to make the Monthly Deduction on that day, you will have a grace period of 61 days from that date during which the Contract will remain in force. At least 31 days before the end of the grace period we will notify you and any assignee of the required amount to avoid lapse. Depending upon investment performance of the Subaccounts and the amounts borrowed, Debt may cause your Contract to lapse. If your Contract lapses with outstanding Debt, adverse tax consequences may result. You should carefully consider the impact on your Contract’s Death Proceeds, before exercising these privileges.
Loan Account
The Loan Account is the amount securing any loan you make. Amounts transferred to the Loan Account are invested with our General Account assets and kept separate from the other amounts in your Contract. The excess of amounts charged to the loan over amounts credited to the amount held as collateral for the loan is transferred to the Loan Account.
A loan may have tax consequences. See Taxes.
Lapse and Reinstatement
Lapse
Your Contract will lapse (that is, terminate without value) if:
♦
your monthly deductions are greater than your Cash Surrender Value;
♦
there is not an active No-Lapse Guarantee; and
♦
payment of the premium to keep the Contract in force is not paid within the grace period.

Effect of Lapse and Lapse Options
If the Contract lapses, a tax may result. Reinstatement within 90 days of lapse and within the same calendar year as the lapse is most beneficial for minimizing any related taxes.
At any time while the Insured is living and before Attained Age 121, you may exchange this contract and apply the Cash Surrender Value as a single premium to purchase Paid-Up Life Insurance on the Insured. The purchase is subject to conditions specified in the Contract. The amount of insurance purchased will be calculated using single premium rates then in effect, as determined by us. Paid-Up Life Insurance may be surrendered at any time for its Cash Surrender Value.
Reinstatement
If the Contract lapses, you have the right to reinstate your Contract within certain limitations. You may reinstate the Contract any time within three years after it has lapsed unless it was surrendered (some states may allow a longer period to be able to reinstate your Contract). To reinstate your Contract we require:
1.An application for reinstatement submitted to us at our Service Center;
2.Evidence of insurability that meets our standards;
3.Payment of one of the following amounts:
a.A premium sufficient to cover:
i.Any monthly deductions that were not made before the grace period because they were postponed under the No-Lapse Guarantee; and
ii.The monthly deductions that were not made during the grace period; or
b.If the effective date of reinstatement is before the termination date of the No-Lapse Guarantee, a premium sufficient to reactivate the No-Lapse Guarantee.
4.Payment of a premium sufficient to keep this Contract in force for at least three months, based on unit values on the date of reinstatement; and
5.Repayment of all Debt existing at the end of the grace period.
The effective date of a reinstatement will be the date the application for reinstatement is approved by us. The Accumulated Value on that date will be equal to:
♦
The Accumulated Value at the end of the grace period; plus
♦
The Net Premium received to reinstate the Contract; less
♦
Any postponed or unpaid monthly deductions made on that date.
Any Decrease Charge on or after reinstatement will be the same as if the Contract had always been in force since the Date of Issue.
You may reinstate any Additional Benefits that were in effect prior to lapse that would not have otherwise terminated pursuant to provisions of the Additional Benefit rider before the effective date of reinstatement.
The No-Lapse Guarantee will be included on a reinstated Contract only if that guarantee did not terminate before the effective date of reinstatement and you pay an amount sufficient to reactivate a No-Lapse Guarantee. Any No-Lapse Guarantee that could have been reactivated by paying a sufficient premium will be included on the reinstated contract in inactive status.
Taxes

General
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion generally does not address state or local tax consequences associated with the purchase of the Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT—FEDERAL, STATE OR LOCAL—OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.
Estate, Gift and Generation-Skipping Transfer Tax Considerations
The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation skipping transfer taxes. For example, the transfer of the Contract to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Contract Owner may have generation-skipping transfer tax consequences in addition to gift and estate tax consequences under federal tax law.
The individual situation of each Contract Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. If this Contract is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift, and generation skipping tax rules.
Tax Status of the Variable Account
We are treated as the owner of the assets of the Variable Account for federal tax purposes. Also, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax under current law. We reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that are incurred and that we determine to be properly attributable to the Variable Account or the Contract. We will promptly notify you of any such charge.
Taxation of the Contract—In General
Tax Status of the Contract
Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. Under this section of the Code, a Contract must satisfy either the Cash Value Accumulation Test or the Guideline Premium Test. While the requirements of this section of the Code are complex and limited guidance has been provided from the Internal Revenue Service (the “IRS”) or otherwise, Thrivent believes that the Contract will meet the current statutory definition of life insurance, which places limitations on the Accumulated Values under both the Cash Value Accumulation Test and Guideline Premium Test, and premiums under the Guideline Premium Test, that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Contract will generally be excludable from the Beneficiary’s gross income, and gains and other income credited under the Contract will not be taxable unless certain withdrawals are made (or deemed to be made) from the Contract prior to the Insured’s death, as discussed below. This tax treatment generally will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Thrivent, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as a life insurance contract for federal income tax purposes and the Contract Owner would generally be taxed currently on the income on the Contract (as defined in the tax law). We expect that the Subaccounts of the Variable Account, through the Portfolios, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.
In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners’ gross income on a current basis. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The ownership rights under the Contract are similar to, but differ in certain respects from, the ownership rights described in certain other IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Contract has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in such rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We, therefore, reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.
The remainder of this discussion assumes that the Contract will be treated as a life insurance contract for federal tax purposes.
Tax Treatment of Death Proceeds
In general, the amount of the Death Proceeds payable from a Contract by reason of the death of the Insured is excludable from gross income under section 101 of the Code. Certain transfers of the Contract for valuable consideration, however, may result in a portion of the Death Proceeds being taxable.
If the Death Proceeds are not received in a lump sum and are, instead, applied under certain settlement options (other than settlement option 1), generally payments will be prorated between amounts attributable to the Death Proceeds, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death), which will be includible in the Beneficiary’s income. If the Death Proceeds are applied under settlement option 1, the interest credited will be currently includible in the Beneficiary’s income.
Death Proceeds may be subject to state and/or federal estate and/or inheritance tax. The entire amount of Death Proceeds will be included in the taxable estate of an Insured if the Insured possesses control (referred to as “incidents of ownership”) over the Contract at the time of death or control has not been transferred more than three years prior to death. Many factors determine if an estate is subject to estate and/or inheritance tax such as the size of the taxable estate, timing of death and the applicable state law.
Tax Deferral During Accumulation Period
Under existing provisions of the Code, except as described below, any increase in a Contract’s Accumulated Value is generally not taxable to the Contract Owner unless amounts are received (or are deemed to be received) from the Contract prior to the Insured’s death. Amounts received (or deemed to be received) from the Contract are treated as ordinary income for tax purposes. If there is a full surrender of the Contract, an amount equal to the excess of the amount received over the “investment in the contract” will generally be includible in the Contract Owner’s income. The “investment in the contract” generally is the aggregate premiums and other consideration paid for the Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income.

As discussed below, the taxation of partial surrenders and other amounts deemed to be distributed from the Contract depends, in part, upon whether the Contract is considered a MEC for federal income tax purposes. The status of a Contract as a MEC also may affect whether a 10% penalty tax applies upon a surrender or other distribution, as discussed below.
Taxation of Contracts that Are Not MECs
Tax Treatment of Partial Surrenders from Contracts that Are Not MECs—In General
If the Contract is not a MEC (described below), the amount of any partial surrender from the Contract generally will be treated first as a non-taxable recovery of premium and then as income received from the Contract. Thus, a partial surrender from a Contract that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the partial surrender.
Certain Distributions Required by the Tax Law in the First 15 Contract Years
As indicated above, Section 7702 of the Code places limitations on the Accumulated Values and/or premiums that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Contract is issued (or if cash distributions are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, upon a change from one Death Benefit Option to the other, if a partial surrender is made, and in certain other instances.
Tax Treatment of Loans from Contracts that Are Not MECs
If a Contract is not a MEC, a Contract loan generally will be treated as indebtedness of the Contract Owner. As a result, no part of any Contract loan will constitute income to the Contract Owner so long as the Contract remains in force. However, in those situations where the interest rate credited to the Loan Account equals or is nearly the same as the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Contract lapses or is surrendered when a Contract loan is outstanding, the portion of the Accumulated Value applied to repay the Contract loan outstanding, including any accrued and unpaid loan interest, will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includible in the Contract Owner’s income. The amount of Debt over and above that secured by Accumulated Value is “excess debt” taxable as “cancellation of indebtedness”.
Generally, interest paid on any Contract loans will not be tax deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. Contract Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Contract.
Taxation of Contracts that Are MECs
Characterization of a Contract as a MEC
In general, a Contract will be considered a MEC under section 7702A of the Code if (1) the Contract is received in exchange for a life insurance contract that was a MEC, or (2) the Contract is entered into on or after June 21, 1988 and premiums are paid into the Contract more rapidly than the rate defined by a “7-Pay Test.” This test generally provides that a Contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Contract at any time during the first 7 Contract Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Contract provided for paid-up future benefits after the payment of 7 level annual premiums.
A material change of the Contract (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during a 7-Pay testing period, including where a Contract lapses and is then reinstated more than 90 days later will affect the application of this test. For both material changes and reduction in benefits we will recalculate the applicable limit. The new limit may be higher or lower than the original 7-Pay Limit. We will monitor the Contracts and will attempt to notify Contract Owners on a timely basis if a Contract becomes a MEC or would become a MEC as a result of a transaction. The Contract Owner may then request that we take any steps that may be available to avoid treatment of the Contract as a MEC, if that is desired.
Tax Treatment of Partial Surrenders, Loans, Assignments, and Pledges Where a Contract is a MEC
If the Contract is a MEC, partial surrenders from the Contract will be treated first as withdrawals of income and then as a recovery of the investment in the Contract. Thus, partial surrenders will be includible in income to the extent the Accumulated Value exceeds the investment in the Contract. The receipt of any Contract loan, including any accrual of loan interest, will be treated as a withdrawal for tax purposes. In addition, distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC.
The discussion above regarding the tax treatment of deductibility of interest on loans and of lapses while loans are outstanding under the caption “Tax Treatment of Loans from Contracts that Are Not MECs” also generally applies to Contracts which are MECs.
If the Contract Owner assigns or pledges (or agrees to assign or pledge) any portion of the Accumulated Value, such portion will be treated as a withdrawal for tax purposes. If the entire Accumulated Value is assigned or pledged, subsequent increases in the Accumulated Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The Contract Owner’s investment in the Contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Contract treated as a MEC, a Contract Owner should consult a tax advisor.
Penalty Tax
Generally, proceeds of a full or partial surrender (or the amount of any deemed withdrawal, such as in the case of loans, assignments and pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income. This penalty tax does not apply where the surrender or deemed withdrawal is made (1) after the Contract Owner attains age 59 1⁄2, (2) because the Contract Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Contract Owner (or the joint lives or life expectancies of the Contract Owner and his or her Beneficiary, as defined in the tax law).
Aggregation of Contracts that Are MECs
All life insurance contracts which are treated as MECs and which are purchased by the same person(s) from Thrivent, or any of our affiliates, within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). Contracts issued by different companies that subsequently merge are not aggregated. The effects of such aggregation are not always clear; however, it could affect the amount of a full or partial surrender (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.
Contracts Not Owned by Individuals
In the case of life insurance contracts issued to a non-natural taxpayer, or held for the benefit of such an entity, the tax law provides that a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of the contract even if no loans are taken under the contract. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a twenty percent owner, or an officer, director, or employee, of a trade or business at the time first covered by the Contract. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax advisor.

Section 1035 Exchanges
Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of a life insurance contract for another life insurance contract, endowment contract, annuity contract, or qualified long-term care insurance contract, provided that certain requirements are met. If the Contract is being issued in exchange for another life insurance contract, the requirements that must be met to receive tax-free treatment under Section 1035 of the Code include, but are not limited to: (1) the contracts must have the same insured, and (2) your old contract must be exchanged for the new contract either through an assignment of your old contract to the new insurer or by a direct transfer of the account value of the old contract to the new insurer. If your old contract was a MEC, the new life insurance contract also will be a MEC. You cannot exchange an endowment, annuity, or qualified long-term care insurance contract for a life insurance contract tax-free. If any money or other property is received in the exchange (“boot”) that satisfies the requirements of section 1035 of the Code, gain (but not loss) will be recognized equal to the lesser of the gain realized on the exchange or the amount of the boot received.
Generally, the new contract will have the same investment in the contract as the exchanged contract. However, if boot is received in the exchange the investment in the contract may be adjusted. Special rules and procedures apply to section 1035 exchanges. These rules can be complex, and if you wish to take advantage of section 1035, you should consult a tax and/or legal advisor.
Accelerated Death Benefits
If an Insured is “terminally ill,” as defined in the tax law, accelerated death benefits paid under a life insurance contract generally will be excludable from income under section 101 of the Code. Exceptions apply for certain business-related contracts and in certain situations where a Contract has been transferred for value. Under the tax law, an individual is considered “terminally ill” if the individual has been certified by a physician (as defined in the tax law) as having an illness or physical condition which can reasonably be expected to result in death in 24 months or less after the date of the certification.
Amounts paid under the accelerated benefits for terminal illness rider incorporated into this Contract will in most circumstances satisfy this requirement.
Actions to Ensure Compliance with the Tax Law
We believe that the values we have determined for the Contracts will comply with the federal tax definition of life insurance under section 7702 of the Code. We will monitor Contract values and take action as necessary to help assure compliance. At Attained Age 100 and later, we reserve the right to not accept premium payments while the Death Benefit is based on the Table of Death Benefit Factors in your Contract. We also reserve the right to increase the Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of life insurance.
Other Considerations
Changing the Contract Owner, designating an irrevocable Beneficiary, exchanging the Contract, increasing and decreasing the Face Amount, changing from one Death Benefit Option to another, and other changes under the Contract may have tax consequences (other than those discussed herein) depending on the circumstances of such change or event. In addition, tax consequences may apply if you sell your Contract. This list and the discussion herein are not exhaustive. Other transactions with respect to a Contract may also have federal income or other tax consequences. Federal estate, and state and local estate, inheritance and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary.
In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured or to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an “employer-owned life insurance contract,” are complex, and you should consult with your advisers for guidance as to their application.
Medicare Hospital Insurance Tax
A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to the taxable portion of (1) any proceeds distributed from the Contract as annuity payments pursuant to a settlement option prior to the death of the Insured, or (2) the proceeds of any sale or disposition of the Contract. This tax only applies to taxpayers with “modified adjusted gross income” that exceeds certain thresholds. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.
Federal Income Tax Withholding
We will withhold and remit to the federal government a part of the taxable portion of full and partial surrenders made under a Contract unless the Contract Owner notifies us in writing, and such Notice is received at the Service Center at or before the time of the full or partial surrender, that he or she elects not to have any amounts withheld. This election out of withholding is not permitted in certain circumstances. Regardless of whether the Contract Owner requests that no taxes be withheld or whether we withhold a sufficient amount of taxes, the Contract Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Contract Owner may also be required to pay penalties under the estimated tax rules if the Contract Owner’s withholding and estimated tax payments are insufficient to satisfy the Contract Owner’s tax liability.
Nonresident Aliens and Other Foreign Persons
The discussion above provides general information regarding U.S. federal withholding tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers or Beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions (including taxable Death Benefit Proceeds) from life insurance policies at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents and other foreign persons should consult with a tax advisor regarding federal tax withholding with respect to distributions from a Contract.
FATCA Withholding
If the payee of a distribution (including the Death Benefit) from the Contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Contract or the nature of the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.
Distribution of the Contracts
Thrivent Investment Management Inc., 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.
The financial advisor or professional in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance producer of Thrivent. Sales of Thrivent insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.

In addition, your financial advisor or professional may be paid differently depending on the product or service he or she recommends. As a result, your financial advisor or professional in this transaction may have a financial incentive to recommend that you purchase one product instead of another.
From time to time and in accordance with applicable laws and regulations, financial advisors and professionals are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, or other economic benefits. In addition to the commissions or other compensation paid when you purchase or invest in a product or account, your financial advisor or professional may also be paid additional compensation based on factors including the total volume of product sales, length of time that you continue to pay premiums or keep assets invested in the products sold.
Compensation consists of commissions, bonuses and promotional incentives. Commissions pay at a first-year commission rate of 20% to 115% of commissionable premiums paid into the Contract. Your financial advisor or professional also receives a premium based trail compensation ranging from 0% to 7.448% annually.
Your financial advisor or professional may receive asset-based compensation in the amount of 0% to 0.312% of the Accumulated Value, if eligible. If you elect a settlement option, we pay commissions to the financial advisor or professional ranging from 0% to 0.98% of the premium applied to the settlement option, if eligible.
Financial advisors and professionals are eligible to be paid back a portion of what they spent on marketing their financial services to the public.
Legal Proceedings
There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.
Financial Statements
The financial statements of Thrivent and the Variable Account are contained in the Statement of Additional Information. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/AccumulationVUL or you can request a copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.

Special Terms
Accumulated Value	The total value of the Contract. Accumulated Value equals the sum of the Subaccounts, the Fixed Accounts, and the Loan Account.
Additional Benefits	Benefits provided by riders, if any, included as part of the Contract.
Application
The application(s) and all amendments and supplements to the application used to apply for this Contract. This includes
applications for reinstatement and applications made for changes to the Contract.

Attained Age	Attained Age on any day is the Insured’s age on the Contract Anniversary on or immediately prior to that day.
Beneficiary	The person(s) named by the Contract Owner to receive the Death Proceeds under the Contract. A Beneficiary need not be a natural person.
Cash Surrender Value	The Accumulated Value of the Contract less any applicable Decrease Charges; outstanding Debt; and any unpaid monthly deductions.
Contract
The flexible premium variable adjustable life insurance (Thrivent
Financial Accumulation Variable Universal Life) offered by us
(Thrivent) and described in this prospectus. The entire Contract consists of the Contract, any Additional Benefits, amendments, endorsements, Application and our Articles of Incorporation and
Bylaws.

Contract Anniversary	The same month and day of each year after issue as in the Date of Issue.
Contract Date	The latest of the (1) Date of Issue; (2) the date we receive in Good Order the first premium payment at our Service Center; or (3) the date we approve this Contract to be issued.
Contract Year	The 12-month period following the Date of Issue or a Contract Anniversary. The Contract Year is always based upon the time elapsed since the Date of Issue.
Date of Issue
The date when we issue the Contract. This date will be specified in the Contract and may be different from the Contract Date. The Date of Issue is the date as of which we begin to apply deductions from your Accumulated Value.

DCA Fixed Account
This account is established when you set up the Dollar Cost
Averaging plan. Net Premiums are directed to this account for subsequent monthly transfers into Subaccounts according to your allocation instructions. The amount in the DCA Fixed Account is credited with an interest rate that is determined when the payment is allocated to the DCA Fixed Account. The interest rate is effective for
12 months from the date of allocation. The DCA Fixed Account is part of our General Account and is not a Subaccount. The DCA
Fixed Account is included as part of the Accumulated Value of your
Contract.

Death Benefit	The amount of the benefit that provides the basis for the Death Proceeds calculation. The Death Benefit on any day depends upon the Death Benefit Option in effect on that day.
Death Benefit Option	Either of the two methods used to determine the Death Benefit. The option is selected in the Application and may be changed any time prior to Attained Age 121.
Death Proceeds	The amount paid upon the death of the Insured. The amount is paid to the Beneficiary(ies) designated by the Contract Owner.
Debt	All unpaid Contract loans plus accrued interest.

Decrease Charge
A Decrease Charge compensates us for expenses associated with underwriting, issuing and distributing the Contract. The charge applies to decreases in the Face Amount or partial surrenders that result in a decrease in Face Amount during the first 10 Contract
Years (or first 10 years following an increase in the Face Amount on the increased amount). We deduct the amount of the Decrease
Charge at the time of the reduction in Face Amount or surrender.

Dollar Cost Averaging	An elective program that systematically moves dollars from either the DCA Fixed Account or the Money Market Subaccount.
Face Amount
The amount of life insurance provided by the Contract exclusive of any Additional Benefits. The Face Amount on the Date of Issue is
the Initial Face Amount. Increases or decreases in Face Amount will be shown on supplemental Contract schedule pages that we will send to you.

Fixed Account	An investment allocation option that credits an interest rate. The Fixed Account is part of our General Account. The Fixed Account is not a Subaccount.
Fixed Accounts	Amounts held in the Fixed Account and DCA Fixed Account.
Fund	Thrivent Series Fund, Inc., an open-end management investment company, that consists of several Portfolios that underlie Subaccounts of the Variable Account.
General Account
The General Account includes all assets we own that are not in the
Variable Account or any other separate account of the Society. The
Loan Account, reserves for the Fixed Accounts, and reserves for the
No-Lapse Guarantee are maintained in the General Account.

Good Order	Any request that is submitted with any and all required forms, information, authorization, and funds, received at our Service Center in Appleton, Wisconsin.
Insured	The person on whose life the Contract is issued.
Issue Age	The Insured’s age on the Date of Issue.
Loan Account
When you obtain a loan, Accumulated Value equal to the amount of the loan is taken from the Subaccounts and moved to a Loan
Account. Amounts transferred to the Loan Account are invested with our General Account assets. The Loan Account is equal to the amount transferred from any Subaccount, and/or Fixed Accounts to secure the loan less Accumulated Value transferred from the Loan
Account to a Subaccount and the Fixed Accounts as a result of repayment of Debt plus the amount by which the accrued interest charged exceeds the amount of interest credited.

MEC Contract Year
The 12-month period following the Date of Issue or a Contract
Anniversary unless there has been a material change under IRC
Section 7702A. A material change of the Contract (as defined in the tax law) results in a MEC Contract Year based upon the date of the material change. If there has been more than one material change, the most recent material change will determine the current MEC
Contract Year.

Monthly Anniversary
The date each month on which we deduct charges from
Accumulated Value. These monthly deductions occur once each
month on the Valuation Date, on or next following the day of the month which corresponds to the day of the month that we issued the
Contract.

Net Premium
The amount of each premium that is applied to the Subaccounts of the Variable Account or to the Fixed Accounts. The Net Premium is
equal to the premium paid less the Percent of Premium Charge. The
Percent of Premium Charge may not be deducted in certain
situations.

No-Lapse Guarantee
A contract provision that guarantees that insurance coverage will not lapse in the event your Cash Surrender Value is not adequate to cover the current monthly deductions. You must meet the premium requirements of a No-Lapse Guarantee for the Contract to remain in force in the event your Cash Surrender Value is not adequate.

No-Lapse Guarantee Premium
The minimum monthly premium required to keep the No-Lapse
Guarantee in effect. Different combinations of age, sex, risk class,
Face Amount, Death Benefit Option and Additional Benefits will result in different No-Lapse Guarantee Premiums.

Notice	A request signed by the Contract Owner, received in Good Order by us at our Service Center and satisfactory in form and content to us.
Owner	A person or entity who owns the Contract.
Paid-Up Life Insurance
A new whole life insurance contract with a reduced death benefit determined based on the Cash Surrender Value applied as a single premium to purchase the coverage. No further premiums will be required to support the new, lower amount of coverage.

Percent of Premium Charge	5% of each premium.
Portfolio	A portfolio of Thrivent Series Fund, Inc. which is the underlying investment of a corresponding Subaccount which you may select for your Contract.
Service Center	Our office located at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001 or such other address as we may designate. Telephone: (800) 847-4836. Email: mail@thrivent.com.
Subaccount	Your available investment options within the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Table of Death Benefit Factors	The table found in the schedule pages of the Contract and used to help assure the Contract qualifies as life insurance under the federal tax law.
Valuation Date	Any day that the New York Stock Exchange is open for regular trading.
Variable Account	Thrivent Variable Life Account I, which is a separate account of Thrivent.
We, our, us, Society, Insurance Company	Thrivent.
You, your, yours	The Owner(s) of the Contract.

Appendix: Portfolios Available Under the Contract
The following is a list of Portfolios that correspond to subaccounts available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/AccumulationVUL. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
INVESTMENT TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/25)
			1 YEAR	5 YEAR	10 YEAR
Aggressive Allocation	Thrivent Aggressive Allocation Portfolio	0.85%[1]	15.81%	9.61%	11.26%
Large Blend	Thrivent All Cap Portfolio	0.66%	18.05%	11.90%	12.43%
Conservative Allocation	Thrivent Conservative Allocation Portfolio	0.50%	10.17%	4.03%	5.42%
Moderately Conservative Allocation	Thrivent Dynamic Allocation Portfolio	0.68%	12.62%	5.92%	6.84%
Diversified Emerging Mkts	Thrivent Emerging Markets Equity Portfolio	1.15%[1]	32.20%	2.10%	7.47%
Large Blend	Thrivent ESG Index Portfolio	0.36%[1]	17.78%	13.56%	N/A3
Global Large-Stock Blend	Thrivent Global Stock Portfolio	0.60%	20.82%	10.69%	10.67%
Intermediate Government	Thrivent Government Bond Portfolio	0.49%	7.32%	0.01%	1.74%
Health	Thrivent Healthcare Portfolio	0.92%	13.07%	4.62%	7.37%
High Yield Bond	Thrivent High Yield Portfolio	0.45%	8.78%	4.06%	5.32%
Corporate Bond	Thrivent Income Portfolio	0.44%	7.93%	0.38%	3.60%
Foreign Large Blend	Thrivent International Equity Portfolio	0.72%	30.87%	8.54%	7.41%
Foreign Large Blend	Thrivent International Index Portfolio	0.37%	31.15%	8.61%	N/A3
Large Growth	Thrivent Large Cap Growth Portfolio	0.43%	16.95%	12.89%	16.35%
Large Blend	Thrivent Large Cap Index Portfolio	0.22%	17.62%	14.17%	14.54%
Large Value	Thrivent Large Cap Value Portfolio	0.62%	19.65%	13.96%	12.16%
Mid-Cap Growth	Thrivent Mid Cap Growth Portfolio	0.89%[1]	2.50%	1.10%	N/A3
Mid-Cap Blend	Thrivent Mid Cap Index Portfolio	0.25%	7.23%	8.86%	10.46%
Mid-Cap Blend	Thrivent Mid Cap Stock Portfolio	0.66%	4.73%	6.86%	11.30%
Mid-Cap Value	Thrivent Mid Cap Value Portfolio	0.87%[1]	10.82%	11.31%	N/A3
Moderate Allocation	Thrivent Moderate Allocation Portfolio	0.70%[1]	13.63%	7.13%	8.38%

INVESTMENT TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/25)
			1 YEAR	5 YEAR	10 YEAR
Moderately Aggressive Allocation	Thrivent Moderately Aggressive Allocation Portfolio	0.76%[1]	15.46%	8.30%	9.69%
Moderately Conservative Allocation	Thrivent Moderately Conservative Allocation Portfolio	0.65%[1]	12.10%	4.49%	6.04%
Money Market - Taxable	Thrivent Money Market Portfolio	0.31%	4.06%	3.05%	1.93%
Multisector Bond	Thrivent Multisector Bond Portfolio	0.74%	7.93%	2.43%	3.47%
Real Estate	Thrivent Real Estate Securities Portfolio	0.90%	0.67%	3.89%	4.68%
Short-Term Bond	Thrivent Short-Term Bond Portfolio	0.45%	6.06%	2.75%	2.89%
Small Growth	Thrivent Small Cap Growth Portfolio	0.94%[1]	1.87%	1.37%	N/A2
Small Blend	Thrivent Small Cap Index Portfolio	0.24%	5.80%	7.06%	9.57%
Small Blend	Thrivent Small Cap Stock Portfolio	0.70%	2.45%	7.50%	11.93%
1Current expenses reflect temporary fee reductions.
2
The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/27/2018 and does not have annual returns for the period shown.
3
The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the period shown.

thrivent

4321 N. Ballard Rd.
Appleton, WI 54919-0001

The Statement of Additional Information (SAI) dated April 30, 2026, contains more information about the Contract and Variable Account. The SAI has been filed with the SEC and is incorporated by reference into the prospectus. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/AccumulationVUL. For a paper copy of the SAI, to request other information about the Contract, and to make other inquiries, you may call our Service Center at 1-800-847-4836 or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Thrivent is the marketing name for Thrivent Financial for Lutherans. Insurance products issued by Thrivent. Securities and investment advisory services offered through Thrivent Investment Management Inc., a registered investment adviser, member FINRA and SIPC, and a subsidiary of Thrivent. Licensed agent/producer of Thrivent. Registered representative of Thrivent Investment Management, Inc. Thrivent.com/disclosures.
Insurance products, securities and investment advisory services are provided by appropriately appointed and licensed financial advisors and professionals. Only individuals who are financial advisors are credentialed to provide investment advisory services. Visit Thrivent.com or FINRA’s Broker Check for more information about our financial advisors.
Contract Form ICC19 V-VZ-VUL and state variations.
EDGAR Contract No. C000215530 32064PR R4-26

Thrivent Variable Life Account I
Statement of Additional Information
Dated April 30, 2026
Thrivent Accumulation Variable Universal Life Insurance Contract
Offered By:
THRIVENT FINANCIAL FOR LUTHERANS
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-847-4836 E-mail: mail@thrivent.com	600 Portland Avenue S., Suite 100 Minneapolis, MN 55415-4402 Telephone: 800-847-4836 E-mail: mail@thrivent.com
This Statement of Additional Information (SAI) contains additional information about the Registrant. The SAI has been filed with the SEC and is incorporated by reference into the prospectus.  This SAI is not a prospectus and should be read together with the prospectus for the Contract dated April 30, 2026. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus that is incorporated by reference. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/AccumulationVUL. Alternatively, you can request a copy of the SAI, request other information about the Contract or make investor inquiries by calling our Service Center at 1-800-847-4836, or by sending an email to request to mail@thrivent.com.
1

GENERAL INFORMATION AND HISTORY
Depositor
Thrivent, a fraternal benefit society owned by and operated for its members, was organized in 1902 under the laws of the State of Wisconsin. Thrivent is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent began operating by its current name on or about May 21, 2002.
Registrant
Thrivent Variable Life Account I (the “Variable Account”) is a separate account of ours, which was established on May 8, 1997 and the first investment was made on March 31, 1998. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
2

SERVICES
Service Agreements and Other Service Providers
Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.
PREMIUMS
Administrative Procedures
If mandated under applicable law, we may be required to reject an initial premium.
Sometimes we are not able to accept premiums. We reserve the following rights to ensure compliance with provisions in the Internal Revenue Code to retain the tax deferral quality, or exclusion of increases in cash value and death benefits from gross income:
(1)
to accept certain premiums;
(2)
to refund premiums;
(3)
to refund the earnings on premiums;
(4)
to refund any necessary accumulated value; and
(5)
to increase death benefit.
Automatic Premium Loans
The Contract does not provide for automatic premium loans.
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
Incidental Benefits
We offer Additional Benefits that you can add to your Contract. Certain riders are subject to age and underwriting requirements and may be added, if available, or cancelled at any time. The prospectus provides a detailed discussion regarding Additional Benefits.
Surrender and Withdrawal
The prospectus provides a detailed discussion regarding Surrenders and Withdrawals (referred to as Partial Surrenders and Loans in the Contract).
Material Contracts Relating to the Registrant
There are no material contracts relating to the operation or administration of the Variable Account not already disclosed.
3

PRINCIPAL UNDERWRITER
Identification
Thrivent Investment Management Inc., 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415-4402 is a subsidiary of Thrivent and a registered broker-dealer. Thrivent Investment Management Inc. is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the Contracts. Contracts are distributed by financial representatives of Thrivent Investment Management Inc. Thrivent Investment Management Inc. is a member of the Financial Industry Regulatory Authority (FINRA), and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of other variable accounts established by Thrivent. Thrivent Investment Management Inc.’s fiscal year operates on a calendar year basis.
Offering and Commissions
Offerings of units issued under the terms of the Contracts are continuous.
Thrivent Investment Management Inc. may execute selling agreements with other broker-dealer firms to sell the Contracts. In addition, we may retain other firms to serve as principal underwriters of the Contracts. We offer the Contracts in all states and the District of Columbia where authorized to do so.
The prospectus provides a detailed discussion regarding the determination of commissions and other compensation paid to financial representatives.
Thrivent paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.
2025	2024	2023
$17,371,196	$16,149,502	$13,804,103
ADDITIONAL INFORMATION ABOUT CHARGES
Sales Load
We charge a sales load, referred to as “Percent of Premium Charge” in the Contract, of 5% on each premium.
Special Purchase Plans
We currently do not have any programs such as group discounts that would result in a variation in, or elimination of, any applicable charges. In some situations, certain charges may be waived.
Underwriting Procedures
We require proof of insurability, which may include a medical examination. We offer people who do not use nicotine products the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.
4

Increases in Face Amount
Subject to our underwriting guidelines and policies, the Contract Owner has the right to increase the Face Amount at any time before the Insured’s last day for increases shown on page 3A of your Contract. Increases in Face Amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue.
A new set of Decrease Charges will also apply to each increase in the Face Amount. The Decrease Charge applies to decreases in Face Amount during the first 10 years following an increase in Face Amount. The Decrease Charge remains level during the first five years following an increase in Face Amount, and then decreases each Contract Year to zero after the 10th year following an increase in Face Amount. Decrease Charges depend on the Insured’s Issue Age, sex (in most states), amount of decrease in Face Amount, risk class and duration of the Contract. We will subtract the decrease first from any previous increases in the Face Amount, starting with the most recent, then as needed from the original Face Amount.
LAPSE AND REINSTATEMENT
The prospectus provides a detailed discussion regarding lapse and reinstatement provisions of the Contract.
LOANS
The prospectus provides a detailed discussion regarding loans.
STANDARD AND POOR’S DISCLAIMER
The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent. Thrivent variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent or the Thrivent variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent or the owners of the Thrivent variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent variable insurance products or the timing of the issuance or sale of the Thrivent variable insurance contract or in the determination or calculation of the equation by which a Thrivent variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment
5

returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT, OWNERS OF THE THRIVENT VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
MSCI DISCLAIMER
MSCI, Inc. (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.
6

EXPERTS
The statutory-basis financial statements as of December 31, 2025 and December 31, 2024 and for each of the three years in the period ended December 31, 2025 of Thrivent Financial for Lutherans and the financial statements as of December 31, 2025 and for each of the two years in the period ended December 31, 2025 of Thrivent Variable Life Account I included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
7

Report of Independent Auditors
To the Board of Directors of Thrivent Financial for Lutherans
Opinions
We have audited the accompanying statutory-basis financial statements of Thrivent Financial for Lutherans (the “Company”), which comprise the statutory-basis statements of assets, liabilities and surplus as of December 31, 2025 and 2024, and the related statutory-basis statements of operations, of surplus, and of cash flow for each of the three years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the assets, liabilities and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2025.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Report of Independent Auditors, continued
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date the financial statements are available to be issued.
Auditors' Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with US GAAS, we:
•
Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 13, 2026

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2025 and 2024
(in millions)
	2025	2024
Admitted Assets
Bonds	$54,999	$52,993
Stocks	2,230	1,542
Mortgage loans	10,960	10,867
Real estate	19	18
Cash, cash equivalents and short-term investments	1,860	1,437
Contract loans	1,085	1,073
Receivables for securities	391	59
Limited partnerships	9,240	10,836
Derivatives	742	220
Other invested assets	1,175	688
Total cash and invested assets	82,701	79,733
Accrued investment income	606	615
Due premiums and considerations	129	127
Other assets	46	37
Separate account assets	38,997	37,442
Total Admitted Assets	$122,479	$117,954
Liabilities
Aggregate reserves for life, annuity and health contracts	$57,788	$55,220
Deposit liabilities	5,273	5,566
Contract claims	524	469
Member dividends payable	443	436
Interest maintenance reserve	347	328
Asset valuation reserve	2,892	3,030
Transfers due to/(from) separate accounts, net	(730)	(612)
Payable for securities	610	233
Securities lending obligation	551	553
Other liabilities	852	879
Separate account liabilities	38,857	37,324
Total Liabilities	$107,407	$103,426
Surplus
Unassigned funds	$15,064	$14,513
Other surplus	8	15
Total Surplus	$15,072	$14,528
Total Liabilities and Surplus	$122,479	$117,954
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2025, 2024 and 2023
(in millions)
	2025	2024	2023
Revenues
Premiums	$5,630	$5,948	$5,520
Considerations for supplementary contracts with life contingencies	193	454	230
Net investment income	3,822	3,830	3,233
Separate account fees	779	769	739
Amortization of interest maintenance reserve	55	55	88
Other revenues	55	67	68
Total Revenues	$10,534	$11,123	$9,878
Benefits and Expenses
Death benefits	$1,335	$1,315	$1,289
Surrender benefits	4,316	4,700	4,472
Change in reserves	2,634	2,796	1,640
Other benefits	2,439	2,540	2,237
Total benefits	10,724	11,351	9,638
Commissions	383	351	280
General insurance expenses	1,064	990	950
Fraternal benefits and expenses	280	223	169
Transfers due to/(from) separate accounts, net	(2,866)	(2,948)	(2,153)
Total expenses and net transfers	(1,139)	(1,384)	(754)
Total Benefits and Expenses	$9,585	$9,967	$8,884
Gain from Operations before Dividends and Capital Gains and Losses	$949	$1,156	$994
Member dividends	443	436	419
Gain from Operations before Capital Gains and Losses	$506	$720	$575
Realized capital gains and (losses), net	209	(122)	(62)
Net Income	$715	$598	$513
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2025, 2024 and 2023
(in millions)
	2025	2024	2023
Surplus, Beginning of Year	$14,528	$14,287	$13,768
Prior year adjustment	—	—	40
Adjusted Balance – Beginning of Year	$14,528	$14,287	$13,808
Net income	715	598	513
Change in unrealized investment gains and losses	(442)	(89)	(20)
Change in non-admitted assets	(2)	(131)	32
Change in asset valuation reserve	138	(243)	(134)
Change in surplus of separate account	22	16	22
Deferred gain on Medicare supplement reinsurance	(8)	(8)	(8)
Pension liability adjustment	54	98	74
Change in reserve valuation basis	67	—	—
Surplus, End of Year	$15,072	$14,528	$14,287
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2025, 2024 and 2023
(in millions)
	2025	2024	2023
Cash from Operations
Premiums	$5,818	$6,396	$5,743
Net investment income	3,137	2,915	2,672
Other revenues	834	836	807
	9,789	10,147	9,222
Benefit and loss-related payments	(8,038)	(8,598)	(8,010)
Transfers (to)/from separate account, net	2,748	2,899	2,115
Commissions and expenses	(1,710)	(1,556)	(1,383)
Member dividends	(436)	(420)	(376)
Other	—	—	3
Net Cash from Operations	$2,353	$2,472	$1,571
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	$9,386	$6,948	$6,153
Stocks	495	913	1,142
Mortgage loans	932	705	661
Limited partnerships	3,802	1,305	821
Other	378	227	449
	14,993	10,098	9,226
Cost of investments acquired or originated:
Bonds	(11,490)	(9,331)	(6,758)
Stocks	(956)	(985)	(616)
Mortgage loans	(1,026)	(710)	(812)
Limited partnerships	(1,954)	(1,731)	(1,787)
Other	(716)	(304)	(393)
	(16,142)	(13,061)	(10,366)

Mortgage dollar rolls	(346)	(2)	(67)
Change in net amounts due (to)/from broker	—	—	(55)
Change in collateral held for securities lending	(2)	(91)	352
Change in contract loans	(12)	(9)	(17)
Net Cash from Investments	$(1,509)	$(3,065)	$(926)
Cash from Financing and Miscellaneous Sources
Net deposits (payments) on deposit-type contracts	$(293)	$19	$23
Other	(128)	3	152
Net Cash from Financing and Miscellaneous Sources	$(421)	$22	$175
Net Change in Cash, Cash Equivalents and Short-Term Investments	$423	$(571)	$820
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	$1,437	$2,008	$1,188
Cash, Cash Equivalents and Short-Term Investments, End of Year	$1,860	$1,437	$2,008
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2025, 2024 and 2023
(in millions)
	2025	2024	2023
Supplemental disclosures for non-cash transactions not included above
Refinanced mortgage loans and mutual fund mortgage transfers	$79	$—	$74
Transferred collateral on collateralized fund obligation	$—	$—	739
FHLB conversion from borrowed money to funding agreements	$—	$—	$900
Mortgage foreclosure and capital contribution to Gold Ring Holdings, LLC	$—	$16	$—
Transfer from White Rose Opportunity Fund distribution	$—	$53	$—
Mortgage dollar rolls and tax free exchange purchases	$(7,733)	$(2,382)	$(1,370)
Mortgage dollar rolls and tax free exchange sales	$7,387	$2,380	$1,303
CASL 2024-4 CLUB student loan purchase	$—	$(1,842)	$—
CASL 2024-4 CLUB student loan sale	$—	$1,842	$—
2025 Badger FBN purchases	$(2,286)	$—	$—
2025 Badger FBN sales	$2,286	$—	$—
Non-cash contributions to Holdings, Inc.	$6	$—	$—
Non-cash Initial Public Offering reverse stock split	$30	—	—
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
For the Years Ended December 31, 2025, 2024 and 2023
1. Nature Of Operations And Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent”) is a fraternal benefit society that provides life insurance, retirement products, disability income, long-term care insurance and Medicare supplement insurance to members. Thrivent is licensed to conduct business throughout the United States and distributes products to members primarily through a network of career financial representatives. Thrivent’s members are offered additional financial products and services, such as investment funds and trust services, through subsidiaries and affiliates.
Significant Accounting Policies
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Thrivent has no prescribed or permitted practices.
The State of Wisconsin Office of the Commissioner of Insurance recognizes only SAP for determining and reporting the financial condition and results of operations of a fraternal benefit society in order to determine its solvency under Wisconsin’s Insurance Laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Wisconsin. NAIC SAP is comprised of the Preamble, the Statements of Statutory Accounting Principles (“SSAP”), and Appendices.
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds: Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by NAIC guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Interest income is recognized when earned. Bond exchange traded funds (“ETFs”) on the Securities Valuation Office (“SVO”) Identified Funds list are stated using the fair value measurement method.
Stocks: Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries are carried at the stock’s equity basis. Investments in mutual funds are carried at net asset value (“NAV”). Preferred stocks are carried at market value or amortized cost depending on the preferred stock's convertible characteristics and NAIC subgroup. Issues rated not in good standing are reported at lower of amortized cost or fair market value. Redeemable preferred stocks are reported at amortized costs unless they have an NAIC designation of 4, 5, or 6 which are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are reported at fair value, not to exceed the current call price for the stock.
Mortgage Loans: Mortgage loans are generally carried at unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. There are currently no mortgage loans with a discount or premium. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.

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1. Nature Of Operations And Significant Accounting Policies, continued

Real Estate: Home office real estate is valued at original cost, plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful life of the properties. Real estate expected to be disposed is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, Cash equivalents and Short-term Investments: Cash and cash equivalents include demand deposits, highly liquid investments purchased with an original maturity of three months or less and investments in money market mutual funds. Demand deposits and highly liquid investments are carried at amortized cost while investments in money market mutual funds are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are commercial paper and agency notes, which are carried at amortized cost.
Contract Loans: Contract loans are generally carried at the loans’ aggregate unpaid balances. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited Partnerships: Limited partnerships consist primarily of equity limited partnerships which are generally valued using NAV as a practical expedient. For distributions received, income is recognized to the extent they do not exceed undistributed earnings. Distributions received in excess of undistributed earnings are recorded as a return of capital.
Other Invested Assets: Other invested assets include residual tranches, non-collateral loans, and surplus notes. Residual tranches are carried at either the lower of amortized cost or fair value. Interest income on residual tranches is recorded under the effective yield method using the Allowable Earned Yield, capped by the amount of cash distributions received. Non-collateral loans and surplus notes are carried at amortized cost.
Derivatives: Derivatives consist primarily of mortgage dollar rolls, call spread options, foreign currency swaps, and futures and are primarily carried at fair value. Thrivent uses a mortgage dollar roll program to enhance the yield on the mortgage-backed security (“MBS”) portfolio. Mortgage dollar rolls are transactions whereby Thrivent sells an MBS to a counterparty and subsequently enters into a commitment to purchase another MBS security at a later date. Thrivent’s mortgage dollar roll program generally includes a series of mortgage dollar rolls extending for more than a year. Thrivent had $509 million and $161 million in the mortgage dollar roll program as of December 31, 2025 and 2024, respectively. Mortgage dollar rolls are reported as bonds in 2024 within the Statements of Assets, Liabilities, and Surplus. As a result of the adoption of an accounting pronouncement in 2025, mortgage dollar rolls are now reported as derivatives in 2025. Given this reclassification, derivatives are reported separately in the Statements of Assets, Liabilities, and Surplus. Certain prior period amounts related to derivatives have been reclassified from other invested assets to derivatives.
Securities Lending: Securities loaned under Thrivent’s securities lending agreement are carried at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly rated securities which are included in bonds and cash, cash equivalents and short-term investments. A liability is also recognized for the amount of the collateral. Market values of securities loaned and corresponding collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent requires a minimum level of collateral to be held for loaned securities.

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Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Offsetting Assets and Liabilities: Thrivent presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.
Unrealized Investment Gains and Losses: Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, ETFs, limited partnerships, derivatives and other invested assets and are reported as a direct increase or decrease to surplus.
Realized Capital Gains and Losses: Realized capital gains and losses on sales of investments are determined using the specific identification method for bonds and average cost method for stocks.
Thrivent’s investments are periodically reviewed, and those securities where the current fair value is less than amortized cost are evaluated for indicators that show the decline in value is other-than-temporary. The review includes an evaluation of each security issuer’s creditworthiness, such as the ability to generate operating cash flow while remaining current on all debt obligations, and any changes in credit ratings from third party agencies. Other factors include the severity and duration of the unrealized loss, Thrivent’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities in an unrealized loss position which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on fixed income securities sold prior to maturity are transferred to the interest maintenance reserve (“IMR”).
Fair Value of Financial Instruments: In estimating the fair values for financial instruments, the significance of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on the evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant inputs that are unobservable.
Separate Accounts
Separate account assets and liabilities represent funds that are separately administered for variable annuity and variable life contracts, for which the contract holder, rather than Thrivent bears the investment risk. Fees charged on separate account contract holder account value, include mortality and expense charges, rider fees, and advisor fees and are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published NAVs and include the value of seed money. Separate account liability values are not guaranteed to the contract holder; however, general account reserves include provisions for the

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the Aggregate Reserves for Life, Annuity and Health Contracts section.
Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life contracts issued prior to 2020 are calculated primarily using the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating. Reserves for life contracts issued on or after January 1, 2020 and Term Life contracts issued from January 1, 2017 through December 31, 2019, are calculated using the Principles-Based Reserve (PBR) approach described in VM-20. The reserve held is the greatest of two model-based reserve calculations and a formulaic calculation called the Net Premium Reserve (“NPR”).
Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities with guaranteed death and living benefits, regardless of issue date, are computed on an aggregate basis using the requirements specified in VM-21, including assumptions for guaranteed minimum death benefits and living benefits. This approach uses the greatest of two stochastic modeling approaches (company prudent assumptions or industry prescribed assumptions) but is never less than the cash surrender value floor.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts, as well as funding agreements issued to the Federal Home Loan Bank of Chicago (“FHLB”), that do not subject Thrivent to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.
Contract Claims
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.

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Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Interest Maintenance Reserve
Thrivent is required to maintain an IMR which is primarily used to defer certain realized capital gains and losses on fixed income investments as prescribed by the NAIC in SSAP No. 7. (Asset Valuation Reserve and Interest Maintenance Reserve). Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.
Asset Valuation Reserve
Thrivent is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC in SSAP No. 7. The AVR is a general provision for future potential losses in the value of investments, unrelated to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Borrowed Money
Borrowed money represents advances from Federal Home Loan Bank. The liability is primarily carried at an amount equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.
Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are recognized pro rata over the terms of the policies. Thrivent presents the impact of internal (1035 exchanges) on a net basis within the Summary of Operations.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities and expenses incurred to provide or administer fraternal benefits and programs related to Thrivent’s fraternal charter. This includes activities and costs necessary to maintain Thrivent’s fraternal lodge system. Thrivent conducts fraternal activities primarily through a lodge system where members participate in locally sponsored fraternal activities. Lodge activities are designed to create an opportunity for impact via social, intellectual, educational, charitable, benevolent, moral, fraternal, patriotic or religious purposes for the benefit of members and the public and are supported through a variety of lodge programs and services.
Dividends to Members
The majority of Thrivent’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. Dividends are not currently being paid on most health insurance nor annuity contracts. Dividend scales are approved annually by Thrivent’s Board of Directors.

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Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Income Taxes
Thrivent, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent is generally exempt from taxation; therefore, no provision for income taxes has been recorded. Thrivent may pay income taxes on certain unrelated business activity such as debt-financed income.
Basis of Presentation
The accompanying statutory-basis financial statements of Thrivent have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from U.S. generally accepted accounting principles (“GAAP”). Differences between GAAP financial statements and statutory-basis financial statements as of December 31, 2025 and 2024 and for the three years in the period ended December 31, 2025, have not been quantified but are presumed to be material.
The following describes the more significant statutory accounting policies that are different from GAAP accounting policies:
Bonds and Preferred Stocks: For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.
Common Stocks: For GAAP purposes, investments in common stocks are reported at fair value with unrealized gains and losses reported as a component of net income.
Limited Partnerships: For GAAP purposes, the equity method reports the change in the equity value of the limited partnerships through earnings as a component of net investment income.
Acquisition Costs: For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized on a constant level basis.
Contract Liabilities: For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.
Non-Admitted Assets: For GAAP purposes, certain assets, primarily furniture, equipment, receivables over 90 days old, values of certain entities and equity-method investments where audits are not performed, overfunded plan assets on qualified benefit plans and agents’ debit balances, are not charged directly to equity and are not excluded from the balance sheet.
Interest Maintenance Reserve: For GAAP purposes, an IMR is not maintained.
Asset Valuation Reserve: For GAAP purposes, an AVR is not maintained.
Premiums and Withdrawals: For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Consolidation: For GAAP purposes, controlled subsidiaries are consolidated into the results of their parent.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates relate to fair values of investments, reserves for life, health and annuity contracts and pension and other retirement benefit liabilities. Actual results could differ from those estimates.
New Accounting Guidance
In 2025, Thrivent adopted revisions to SSAP No. 26 (Bonds) and SSAP No. 43 (Asset-Backed Securities) for the principles-based bond definition, which included consideration of factors to determine whether certain investments qualify for reporting on the statutory financial statements as a bond. Additionally, the guidance revised SSAP No. 2 (Cash, Cash Equivalents, Drafts, and Short-Term Investments) to preclude asset-backed securities, mortgage loans and other invested assets from being reported as cash equivalents or short-term investments. The guidance is effective beginning January 1, 2025 and did not have a material impact on Thrivent’s financial statements.
In 2025, Thrivent adopted updated guidance for residual tranches under SSAP No. 21 (Other Admitted Assets). Unrealized gains or losses as of December 31, 2024, were recognized as realized, with the market value becoming the January 1, 2025 cost basis. Interest income must follow the effective yield method using Allowable Earned Yield (AEY), capped by cash distributions. Thrivent reported a net realized gain of $15 million upon adoption.
In 2025, Thrivent adopted revisions to SSAP No. 43 (Asset-Backed Securities) that allow use of either prospective or retrospective methods for adjusting cash flows and prepayment assumptions. Thrivent elected the prospective method for all asset-backed securities effective January 1, 2025, with no impact to surplus.
In 2023, Thrivent adopted modifications to SSAP No. 34 (Investment Income Due and Accrued). The key revisions include adding new disclosures for Aggregate Deferred Interest and Paid-In-Kind (PIK) interest. The guidance is effective beginning December 31, 2023 and did not have a material impact on Thrivent’s financial statements.
Prior Year Adjustment
During 2023, Thrivent identified an adjustment impacting the beginning of year surplus balance related to deferred annuity contracts. As a result, reserves were decreased and surplus was increased by $40 million. Thrivent reported an increase to opening surplus of $40 million in 2023.
Subsequent Events
Thrivent evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 13, 2026, the date the statutory-basis financial statements were available to be issued. There were no subsequent events or transactions which required recognition for disclosure.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued

2. Investments
Bonds
The admitted value and fair value of Thrivent’s investment in bonds are summarized below (in millions):
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2025
U.S. Government Obligations	$1,648	$11	$(117)	$1,542
Other U.S. Government Obligations	178	—	—	178
Non-U.S. Sovereign Jurisdiction Securities	199	3	(13)	189
Municipal Bonds – General Obligations (Direct and Guaranteed)	45	4	(1)	48
Municipal Bonds – Special Revenue	72	6	(1)	77
Project Finance Bonds Issued by Operating Entities	1,646	19	(95)	1,570
Corporate Bonds	33,967	737	(1,957)	32,747
Single Entity Backed Obligations	642	6	(20)	628
SVO-Identified Bond Exchange Traded Funds – Fair Value	449	—	—	449
Bonds Issued by Funds Representing Operating Entities	4,655	48	(158)	4,545
Bank Loans – Acquired	245	3	(2)	246
Total Issuer Credit Obligations	$43,746	$837	$(2,364)	$42,219
Asset-Backed Securities
Financial ABS – Agency Residential Mortgage-Backed Securities	$3,410	$18	$(268)	$3,160
Financial ABS – Non-Agency Residential Mortgage-Backed Securities	1,109	10	(91)	1,028
Financial ABS – Commercial Mortgage-Backed Securities	1,900	16	(58)	1,858
Financial ABS – CLOs/CBOs/CDOs	1,320	2	(1)	1,321
Financial ABS - Other Financial Asset-Backed Securities	3,322	58	(1)	3,379
Financial ABS – Equity Backed Securities	37	—	(5)	32
Non-Financial ABS – Lease-Backed Securities	69	—	(1)	68
Non-Financial ABS – Practical Expedient – Other	86	—	(3)	83
Non-Financial ABS – Full Analysis – Other	—	—	—	—
Total Asset-Backed Securities	$11,253	$104	$(428)	$10,929
Total Bonds	$54,999	$941	$(2,792)	$53,148

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2024
U.S. government and agency securities	$1,565	$2	$(149)	$1,418
U.S. state and political subdivision securities	120	8	(3)	125
Securities issued by foreign governments	64	—	(4)	60
Corporate debt securities	40,714	466	(3,026)	38,154
Residential mortgage-backed securities	4,045	6	(517)	3,534
Commercial mortgage-backed securities	1,839	3	(113)	1,729
Collateralized debt obligations	—	—	—	—
Other debt obligations	4,039	12	(9)	4,042
Affiliated bonds	607	1	—	608
Total bonds	$52,993	$498	$(3,821)	$49,670
The admitted value of corporate debt securities issued in foreign currencies was $966 million and
$819 million as of December 31, 2025 and 2024, respectively.
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
	Admitted Value	Fair Value
December 31, 2025
Issuer Credit Obligations:
Due in 1 year or less	$3,978	$3,995
Due after 1 year through 5 years	13,593	13,546
Due after 5 years through 10 years	12,841	12,725
Due after 10 years through 20 years	7,685	7,347
Due after 20 years	7,251	6,212
Issuer Credit Obligations Total	$45,348	$43,825

	Admitted Value	Fair Value

Asset-Backed Securities:
Due in 1 year or less	$10	$10
Due after 1 year through 5 years	306	305
Due after 5 years through 10 years	757	753
Due after 10 years through 20 years	2,731	2,674
Due after 20 years	7,449	7,187
Asset Backed Securities Total	$11,253	$10,929
Total Bonds	$56,601	$54,754

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions).
	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2025
Issuer Credit Obligations	367	$2,749	$(81)	2,610	$20,486	$(2,284)
Asset-Backed Securities	44	410	(1)	403	3,620	(426)
Total bonds	411	$3,159	$(82)	3,013	$24,106	$(2,710)
December 31, 2024
U.S. government and agency securities	13	$272	$(8)	34	$796	$(141)
U.S. state and political subdivision securities	1	13	—	4	33	(3)
Securities issued by foreign governments	1	6	—	6	49	(4)
Corporate debt securities	921	5,977	(161)	2,970	22,523	(2,865)
Residential mortgage-backed securities	31	495	(7)	267	2,756	(510)
Commercial mortgage-backed securities	23	232	(2)	145	1,273	(111)
Other debt obligations	15	70	(1)	73	199	(8)
Total bonds	1,005	$7,065	$(179)	3,499	$27,629	$(3,642)
Based on Thrivent’s current evaluation in accordance with Thrivent’s impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature and Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value.
Stocks
The cost and fair value of Thrivent’s investment in stocks as of December 31 are presented below (in millions).
	2025	2024
Unaffiliated Preferred Stocks:
Cost	$501	$448
Gross unrealized gains	24	17
Gross unrealized losses	(7)	(20)
Fair value	$518	$445
Statement value	$516	$451
Unaffiliated Common Stocks:
Cost	$689	$623
Gross unrealized gains	208	153
Gross unrealized losses	(19)	(18)
Fair value/statement value	$878	$758

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	2025	2024
Affiliated Common Stocks:
Cost	$1,384	$314
Gross unrealized gains	53	46
Gross unrealized losses	(698)	(102)
Fair value/statement value	$739	$258
Affiliated Mutual Funds and ETFs:
Cost	$75	$68
Gross unrealized gains	22	7
Gross unrealized losses	—	—
Fair value/statement value	$97	$75
Total statement value	$2,230	$1,542
Mortgage Loans
Thrivent invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans was $11.0 billion and $10.9 billion for the years ended December 31, 2025 and 2024, respectively. There was no allowance for credit losses as of December 31, 2025 or 2024.
Thrivent requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.
The carrying values of mortgage loans by credit quality as of December 31 are presented below where restructured loans, in good standing, represent loans with reduced principal or interest rates below market (dollars in millions):
	2025	2024
In good standing	$10,917	$10,849
Restructured loans, in good standing	43	18
Delinquent	—	—
In process of foreclosure	—	—
Total mortgage loans	$10,960	$10,867

	2025	2024
Loans with Interest Rates Reduced During the Year:
Weighted average interest rate reduction	2.6%	—
Total principal	$36	—
Number of loans	10	—
Interest Rates for Loans Issued During the Year:
Maximum	7.0%	9.3%
Minimum	3.6%	5.5%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	79%	65%

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The age analysis of mortgage loans as of December 31 are presented below (in millions):
	2025	2024
Current	$10,959	$10,867
30 – 59 days past due	—	—
60 – 89 days past due	1	—
90 – 179 days past due	—	—
180+ days past due	—	—
Total mortgage loans	$10,960	$10,867
90 – 179 Days Past Due and Accruing Interest:
Investment	$—	$—
Interest accrued	—	—
180+ Days Past Due and Accruing Interest:
Investment	$—	$—
Interest accrued	—	—
The distribution of Thrivent’s mortgage loans among various geographic regions of the United States as of December 31 are presented below:
	2025	2024
Geographic Region:
Pacific	27%	29%
South Atlantic	21	21
East North Central	8	7
West North Central	7	7
Mountain	8	7
Mid-Atlantic	14	12
West South Central	10	12
Other	5	5
Total	100%	100%
The distribution of Thrivent’s mortgage loans among various property types as of December 31 are presented below:
	2025	2024
Property Type:
Industrial	31%	27%
Retail	15	16
Office	9	11
Church	7	7
Apartments	32	32
Other	6	7
Total	100%	100%

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Impaired loans
A loan is determined to be impaired when it is considered probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. For the years ended December 31, 2025 and 2024, Thrivent held impaired loans with carrying values of $26 million and $26 million, and unpaid principal balances of $33 million and $32 million for which there was no related allowance for credit losses recorded, respectively.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans that are delinquent are recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring was $0 for the year ended December 31, 2025, $8 million for the year ended December 31, 2024, and $8 million for the year ended December 31, 2023. The average recorded investment in impaired mortgage loans was $13 million and $26 million for the years ended December 31, 2025 and 2024, respectively. Interest income recognized on impaired mortgage loans was $1 million for the year ended December 31, 2025, $1 million for the year ended December 31, 2024, and $2 million for the year ended December 31, 2023.
In certain circumstances, Thrivent may restructure the terms of a troubled loan to maximize the collection of amounts due. During the years ended December 31, 2025 and 2024, Thrivent restructured three loans with a carrying value of $27 million and three loans with a carrying value of $10 million, respectively.
For the years ended December 31, 2025 and 2024, Thrivent held ten mortgage loans with a carrying value of $43 million and eight loans with a carrying value of $18 million, where loan restructures had occurred and the loans were in good standing, respectively. For the year ended December 31, 2025, the ten restructured mortgage loans had no payment defaults after modifications. For the year ended December 31, 2024, the eight restructured mortgage loans had no payment defaults after modifications.
During the year ended December 31, 2025 there were no mortgage loans derecognized as a result of foreclosure. In 2024, there was one mortgage loan with a carrying value of $16 million that was derecognized as a result of foreclosure.
Real Estate
Thrivent owns home office properties and held-for-sale properties. Held-for-sale properties are determined to be impaired when it is probable that the current book value plus costs to sell are greater than the fair market value of the property.
The components of real estate investments as of December 31 were as follows (in millions):
	2025	2024
Home office properties	$25	$24
Held-for-sale	—	—
Total before accumulated depreciation	25	24

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	2025	2024
Accumulated depreciation	(6)	(6)
Total real estate	$19	$18
In 2025, Thrivent contributed a property to Thrivent Holdings, Inc. (“Holdings”) with a book value of $2 million. In 2024, Thrivent reclassified a corporate office building as held-for-sale. This property had a book value of $24 million and was impaired by $24 million to a book value of $0 in December 2024. In November 2024, Thrivent sold a portion of land for a cash payment of less than $1 million and recorded a realized gain of less than $1 million on the sale.
Derivative Financial Instruments
Thrivent uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses, and to offset risks associated with the guaranteed living benefits features of certain variable annuity products. The following table summarizes the carrying values, which primarily equal fair values, and the notional amounts of Thrivent’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gains/(Losses)
As of and for the year ended December 31, 2025
Assets:
Call spread options	$170	$1,262	$69
Futures	—	117	(176)
Foreign currency swaps	63	493	7
Interest rate swaps	—	—	—
Covered written call options	—	—	—
Mortgage Dollar Rolls	509	510	8
Purchased Options	—	—	(8)
Total assets	$742	$2,382	$(100)
Liabilities:
Call spread options	$(102)	$1,308	$(38)
Futures	—	835	—
Foreign currency swaps	(26)	481	4
Covered written call options	(1)	404	1
Total liabilities	$(129)	$3,028	$(33)
As of and for the year ended December 31, 2024
Assets:
Call spread options	$141	$1,163	$194
Futures	—	97	(205)
Foreign currency swaps	79	820	10
Interest rate swaps	—	—	—
Covered written call options	—	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	Carrying Value	Notional Amount	Realized Gains/(Losses)
Total assets	$220	$2,080	$(1)
Liabilities:
Call spread options	$(81)	$1,231	$(172)
Futures	—	929	—
Foreign currency swaps	(1)	78	1
Covered written call options	—	—	1
Total liabilities	$(82)	$2,238	$(170)
All gains and losses on derivatives are reflected in realized capital gains and losses in the statutory-basis financial statements except foreign currency swaps which are reflected in net investment income. Notional amounts do not represent amounts exchanged by the parties and therefore are not a measure of Thrivent’s exposure. The settlement amounts exchanged are calculated based on the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.
Call Spread Options
Thrivent uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with fixed indexed annuities. Purchased call spread options are reported at fair value in derivatives and written call spread options are reported at fair value in derivatives. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent sells covered written call option contracts to enhance the return on residential mortgage-backed “To Be Announced” collateral that Thrivent owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2025, 2024 and 2023, $2 million, less than $1 million and $0, respectively, was received in call premium.
Futures
Thrivent utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in derivatives. The futures contracts are valued at fair value at each reporting period. The daily change in fair value from the contracts variation margin is recognized in unrealized gains and losses until the contract is closed and/or otherwise expired. Realized gains and losses are recognized when the contract is closed and/or otherwise expired.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Foreign Currency Swaps
Thrivent utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments for foreign denominated bonds. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized capital gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.
Mortgage Dollar Rolls
Thrivent utilizes “To Be Announced” (“TBA”) forward contracts within the Agency-backed mortgage-backed securities market to optimize yield and manage liquidity in an efficient way. Additionally, Thrivent employs a dollar roll strategy with TBA contracts where TBAs are sold to counterparties with a commitment to buy a substantially similar security at a later settlement date.
Securities Lending
Elements of the securities lending program as of December 31 are presented below (in millions).
	2025	2024
Loaned Securities:
Carrying value	$533	$554
Fair value	539	540
Cash Collateral Reinvested:
Open	$246	$229
30 days or less	112	117
31 - 60 days	44	91
61 - 90 days	64	20
91 - 120 days	40	5
121 - 180 days	20	30
181 - 365 days	25	40
1 - 2 years	—	20
2 - 3 years	—	—
Greater than 3 years	—	—
Total	$551	$552
Cash collateral liabilities	$551	$553
The maturity dates of the cash collateral liabilities generally match the maturity dates of the invested assets.
Collateral Received
Elements of reinvested collateral received in the securities lending program as of December 31 are presented below (in millions):
	2025	2024
Bonds:
Carrying value	$20	$100

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	2025	2024
Fair value	20	100
Short-term Investments:
Carrying value	$110	$50
Fair value	110	50
Cash Equivalents:
Carrying value	$420	$402
Fair value	420	402
Common Stocks:
Carrying value	$—	$—
Fair Value	—	—
All collateral received is less than 1% of total admitted assets.
Wash Sales
In the normal course of Thrivent’s investment management activities, securities are periodically sold and repurchased within 30 days of the sale date to enhance total return on the investment portfolio. At December 31, 2025, Thrivent completed 27 transactions, selling 23 securities with a book value totaling $3 million where the cost to repurchase within 30 days totaled $4 million. The net gain for securities sold and later repurchased totaled less than $0 million. At December 31, 2024, Thrivent completed 36 transactions, selling 31 securities with a book value totaling $2 million where the cost to repurchase within 30 days totaled $3 million. The net gain for securities sold and later repurchased totaled less than $1 million.
Reverse Repurchase Agreements
Thrivent has a tri-party reverse repurchase agreement (“repo”) to purchase and resell short-term securities. The securities are classified as an NAIC designation of 1 and the maturity of the securities is three months to one year with a carrying value and fair value of $0 for the years ended December 31, 2025 and 2024. Thrivent is not permitted to sell or repledge these securities. The purchased securities are included in cash, cash equivalents and short-term investments in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent received cash as collateral, having a fair value at least equal to 102% of the purchase price paid for the securities and Thrivent’s designated custodian takes possession of the collateral. The collateral is not recorded in Thrivent’s financial statements.
The fair value of the securities for the repo transactions accounted for each reporting period presented below (in millions):
December 31, 2025	Maximum	Ending Balance
Bonds:
1st quarter	$—	$—
2nd quarter	—	—
3rd quarter	—	—
4th quarter	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

December 31, 2024	Maximum	Ending Balance
Bonds:
1st quarter	$140	$—
2nd quarter	115	15
3rd quarter	30	—
4th quarter	—	—
The fair value of the cash collateral under the repo transactions for each reporting period by remaining contractual maturity presented below (in millions):
December 31, 2025	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$—	$—
2nd quarter	—	—
3rd quarter	—	—
4th quarter	—	—

December 31, 2024	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$143	$—
2nd quarter	117	15
3rd quarter	31	—
4th quarter	—	—
Federal Home Loan Bank Agreements
FHLB membership requires an initial purchase of membership stock and gives Thrivent access to low-cost funding. Thrivent held membership stock of $0 as of December 31, 2025 and 2024, and activity-based stock of $91 million and $90 million as of December 31, 2025 and 2024, respectively. Any excess activity-based stock is periodically converted to membership stock by the FHLB. Thrivent’s strategy is to utilize funds from the FHLB to optimize liquidity and for spread investment purposes. Additional FHLB activity-based stock purchases are required based upon the amount of funding agreements from the FHLB. Thrivent is required to post acceptable forms of collateral for any funding agreements from the FHLB. In the event of default, the FHLB’s recovery on the collateral is limited to the amount of Thrivent’s outstanding liability to the FHLB. FHLB activity is limited to the general account. As of December 31, 2025, Thrivent has an internally approved maximum borrowing capacity for the FHLB of $6 billion. Thrivent has an unused commitment amount of $4 billion for long-term contracts terminating in more than 12 months. Thrivent established this limit in accordance with its overall risk management process. As of December 31, 2025, Thrivent has a standby letter of credit agreement with the Federal Home Loan Bank of Chicago in the amount of $85 million.
The amount of collateral pledged to FHLB as of December 31 (in millions):

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	2025			2024
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Collateral Pledged	$2,826	$3,086	$2,010	$2,708	$3,114	$2,010
The maximum amount of collateral pledged to FHLB during the reporting period (in millions):
	2025			2024
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Maximum Collateral Pledged	$2,863	$3,191	$2,010	$3,242	3,591	$2,010
During the third quarter of 2023, Thrivent transitioned $900 million in FHLB advances into funding agreements. These advances were previously reported as borrowed money and funding agreements are reported in deposit liabilities.
The fair value and carrying amount of the funding agreements, excluding accrued interest, were $2.0 billion and $2.0 billion as of December 31, 2025 and 2024, respectively. Interest accrues as of December 31, 2025 and 2024 at a weighted average rate of 3.9% and 4.5%, respectively. Interest paid in 2025 and 2024 was $86 million and $89 million, respectively. The outstanding deposit liabilities of $2.0 billion as of December 31, 2025 have scheduled maturity dates through 2028 and Thrivent has the discretion to roll those maturities into future borrowings or funding agreements.
The amount of funding agreements from FHLB as of December 31 (in millions):
	General Account		Funding Agreements Reserves Established
	2025	2024	2025	2024
Funding Agreements	$2,010	$2,010	$2,017	$2,017
Other	—	—	—	—
Aggregate Total	$2,010	$2,010	$2,017	$2,017
The Company does not have prepayment obligations for these funding agreements.
Pledged and Restricted Assets
Thrivent owns assets which are pledged to others as collateral or are otherwise restricted totaling $3.8 billion for both years ended December 31, 2025 and 2024. Total pledged and restricted assets, which primarily include collateral held under futures transactions, securities lending agreements, FHLB and reverse repurchase agreements are 3% of total admitted assets. Securities on deposit with state insurance departments were $2 million for both years ended December 31, 2025 and 2024.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Net Investment Income
Investment income by type of investment for the years ended December 31 is presented below (in millions):
	2025	2024	2023
Bonds	$2,395	$2,165	$2,107
Preferred stock	26	18	20
Unaffiliated common stocks	20	21	17
Affiliated common stocks	102	77	77
Mortgage loans	438	431	417
Real estate	12	12	12
Contract loans	76	76	75
Cash, cash equivalents and short-term investments	88	74	63
Limited partnerships	749	1,025	547
Derivatives	14	10	11
Other invested assets	8	20	19
Gross investment income	3,928	3,929	3,365
Investment expenses	(105)	(97)	(130)
Depreciation on real estate	(1)	(2)	(2)
Net investment income	$3,822	$3,830	$3,233
Net investment income includes bonds sold or redeemed with a callable bond or tender feature. During 2025, there were 179 securities with a callable or tender feature sold or redeemed totaling $23 million. During 2024, there were 112 securities with a callable or tender feature sold or redeemed totaling $4 million.
Investment Income Due and Accrued
All investment income due and accrued with amounts that are over 90 days past due with the exception of mortgage loans that are in default for more than 180 days, are non-admitted. As of December 31, 2025 the total amount of gross, non-admitted and admitted amounts of interest income due and accrued is $606 million, $0 and $606 million, respectively. Aggregate deferred interest is $9 million as of December 31, 2025.
Cumulative amounts of paid-in-kind interest included in the current principal balances is zero.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 is presented below (in millions):
	2025	2024	2023
Net Gains and (Losses) on Sales:
Bonds:
Gross gains	$149	$149	$93
Gross losses	(83)	(74)	(140)
Stocks:
Gross gains	49	129	131
Gross losses	(27)	(30)	(64)
Futures	(168)	(205)	(172)
Other	381	(13)	65
Net gains and (losses) on sales	301	(44)	(87)
Provisions for Losses:
Bonds	(19)	(3)	(15)
Stocks	—	—	—
Other	—	(8)	(8)
Total provisions for losses	(19)	(11)	(23)
Realized capital gains and (losses)	283	(55)	(110)
Transfers to interest maintenance reserve	(74)	(67)	48
Realized capital gains and (losses), net	$209	$(122)	$(62)
Proceeds from the sale of investments in bonds were $8.8 billion, $7.3 billion and $5.1 billion for the years ended December 31, 2025, 2024 and 2023, respectively.
Thrivent recognized other-than-temporary impairments (“OTTI”) during the year ended December 31, 2025 on asset-backed securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security. For the year ended December 31, 2025, the amortized cost basis for these securities, prior to any current-period OTTI was $37 million. The OTTI recognized in earnings as a realized loss totaled $1 million. The fair value of the securities as of the date impaired totaled $31 million. The amortized cost basis after the current-period impairment totaled $36 million. The remaining difference between fair value and amortized cost basis as of December 31, 2025 was not deemed to be OTTI.
3. Policyholder Liabilities
The following table contains general account aggregate reserves for life, annuity and health contracts as of December 31 (in millions):
	2025	2024
Life insurance reserves	$26,426	$26,074
Disability and long-term care active life reserves	67	70
Disability and long-term care unpaid claims and claim reserves	343	351
Annuity reserves	24,107	21,985
Health contracts	6,845	6,740
Aggregate reserves for life, annuity and health contracts	$57,788	$55,220

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

Many of the contracts issued by Thrivent, primarily annuities, do not subject Thrivent to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by withdrawal characteristics of individual annuities (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2025
Subject to Discretionary Withdrawal:
With market value adjustment	$6,671	$151	$—	$6,822	12%
At book value less a surrender charge of 5% or more	3,853	—	—	3,853	6
At fair value	—	—	34,697	34,697	59
Total with market value adjustment or at fair value	10,524	151	34,697	45,372	77
At book value without adjustment	11,885	—	—	11,885	20
Not subject to discretionary withdrawal	1,698	—	49	1,747	3
Total	$24,107	$151	$34,746	$59,004	100%
Amount to Move into Subject to Discretionary Withdrawal in the Year After the Statement Date:	$286	$—	$—	$286
December 31, 2024
Subject to Discretionary Withdrawal:
With market value adjustment	$3,931	$172	$—	$4,103	7%
At book value less a surrender charge of 5% or more	3,628	—	—	3,628	7
At fair value	—	—	33,718	33,718	60
Total with market value adjustment or at fair value	7,559	172	33,718	41,449	74
At book value without adjustment	12,751	—	—	12,751	23
Not subject to discretionary withdrawal	1,675	—	49	1,724	3
Total	$21,985	$172	$33,767	$55,924	100%
Amount to Move into Subject to Discretionary Withdrawal in the Year After the Statement Date:	$638	$—	$—	$638

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

The following table summarizes liabilities by withdrawal characteristics of deposit type contracts with no life contingencies (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2025
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$2,839	$—	$—	$2,839	54%
Total with market value adjustment or at fair value	2,839	—	—	2,839	54
At book value without adjustment	331	—	—	331	6
Not subject to discretionary withdrawal	2,103	—	11	2,114	40
Total	$5,273	$—	$11	$5,284	100%
December 31, 2024
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,134	$—	$—	$3,134	56%
Total with market value adjustment or at fair value	3,134	—	—	3,134	56
At book value without adjustment	2,349	—	—	2,349	42
Not subject to discretionary withdrawal	83	—	12	95	2
Total	$5,566	$—	$12	$5,578	100%
The above policyholder liabilities are recorded as partial components within the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2025	2024
Aggregate reserves for annuity contracts	$24,107	$21,985
Deposit liabilities	5,273	5,566
Liabilities related to separate accounts	34,907	33,951
Total	$64,287	$61,502

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics (dollars in millions):
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
December 31, 2025
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,485	$10,474	$10,497	$—	$—	$—
Universal life with secondary guarantees	1,936	1,810	2,041	2,157	1,973	1,985
Other permanent cash value life insurance	—	12,673	13,623	—	—	—
Variable universal life	55	55	68	1,233	1,230	1,238
Miscellaneous reserves	—	—	1	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	889	XXX	XXX	—
Accidental death benefits	XXX	XXX	12	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	67	XXX	XXX	—
Disability – disable lives	XXX	XXX	331	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$12,476	$25,012	$27,529	$3,390	$3,203	$3,223
Reinsurance ceded	872	1,097	694	—	—	—
Total	$11,604	$23,915	$26,835	$3,390	$3,203	$3,223
December 31, 2024
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,440	$10,429	$10,458	$—	$—	$—
Universal life with secondary guarantees	1,775	1,647	1,885	1,780	1,613	1,628
Other permanent cash value life insurance	—	12,475	13,423	—	—	—
Variable universal life	50	50	63	1,128	1,126	1,133
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,031	XXX	XXX	—
Accidental death benefits	XXX	XXX	13	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	70	XXX	XXX	—
Disability – disable lives	XXX	XXX	340	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$12,265	$24,601	$27,285	$2,908	$2,739	$2,761
Reinsurance ceded	760	955	788	—	—	—
Total	$11,505	$23,646	$26,497	$2,908	$2,739	$2,761

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

Thrivent calculates premium deficiency reserves (PDR) for long-term care insurance policies. The PDR was zero as of December 31, 2025 and 2024, respectively. Additionally, in 2025 the claim incidence and claim termination assumptions were updated for the legacy business block.
Thrivent has insurance in force as of December 31, 2025 and 2024, totaling $2.0 billion and
$4.7 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin Office of the Commissioner of Insurance. Reserves associated with these policies as of December 31, 2025 and 2024, totaled $9 million and $17 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2025
Ordinary new business	$9	$1
Ordinary renewal	87	112
Total	$96	$113
December 31, 2024
Ordinary new business	$8	$—
Ordinary renewal	84	112
Total	$92	$112
4. Separate Accounts
Thrivent administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contract holders. Variable life and variable annuity separate accounts of Thrivent are non-guaranteed, while Thrivent’s multi-year guarantee separate account is a non-indexed guaranteed account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The following table presents the explicit risk charges paid by separate account contract holders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2025	2024	2023	2022	2021
Risk charge paid	$132	$119	$118	$114	$119
Payments for guaranteed benefits	8	8	19	22	6

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
4. Separate Accounts, continued

The following tables summarize information for the separate accounts (in millions):
	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2025
Reserves:
For accounts with assets at fair value	$151	$37,976	$38,127
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$151	$—	$151
At fair value	—	37,917	37,917
Not subject to discretionary withdrawal	—	59	59
Total	$151	$37,976	$38,127
December 31, 2024
Reserves:
For accounts with assets at fair value	$172	$36,539	$36,711
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$172	$—	$172
At fair value	—	36,478	36,478
Not subject to discretionary withdrawal	—	61	61
Total	$172	$36,539	$36,711

	2025	2024	2023
Premiums, Considerations and Deposits:
Non-indexed guarantee	$—	$2	$1
Non-guaranteed	2,938	2,193	1,473
Total	$2,938	$2,195	$1,474

	2025	2024	2023
Transfers to separate accounts	$2,937	$2,194	$1,474
Transfers from separate accounts	(5,729)	(5,096)	(3,592)
Other items	(74)	(46)	(35)
Transfers to separate accounts, net	$(2,866)	$(2,948)	$(2,153)

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued

5. Claims Liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and contract claims, as presented below (in millions):
	2025	2024
Net balance at January 1	$1,186	$1,119
Incurred Related to:
Current year	489	485
Prior years	(120)	(56)
Total incurred	369	429
Paid Related to:
Current year	80	52
Prior years	300	310
Total paid	380	362
Net balance at December 31	$1,175	$1,186
Thrivent uses estimates for determining the liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining Thrivent’s estimate of ultimate claims experience.
6. Reinsurance
Thrivent participates in reinsurance in order to limit maximum losses and to diversify exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. For life insurance, Thrivent generally retains a maximum of $6 million for any single mortality risk. In 2022 Thrivent began ceding 80% of all Medicare Supplement business via a coinsurance agreement. In 2023 Thrivent entered into a yearly renewable term (YRT) agreement for indemnity reinsurance on newly issued disability insurance coverages.
Ceded balances would represent a liability of Thrivent in the event the reinsurers were unable to meet the obligations under the terms of the reinsurance agreements. Reinsurance contracts do not relieve an insurer from the contract’s primary obligation to policyholders.
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
6. Reinsurance, continued

Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2025	2024	2023
Direct premiums	$5,853	$6,164	$5,731
Reinsurance ceded	(223)	(216)	(211)
Net premiums	$5,630	$5,948	$5,520
Reinsurance claims recovered	$211	$177	$180
Aggregate reserves and contract claim liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as presented below (in millions):
	2025	2024
Life insurance	$694	$788
Accident-and-health	45	42
Total	$739	$830
During 2022, Thrivent entered into a reinsurance agreement whereby certain Medicare supplement contracts were ceded to a third party. A gain of $39 million was recognized in other surplus funds and is being amortized over a five-year period.
The financial condition of Thrivent’s reinsurers and amounts recoverable are periodically reviewed in order to evaluate the financial strength of the companies supporting the recoverable balances. Two reinsurers account for approximately 73% and 74% of the reinsurance recoverable as of December 31, 2025, and 2024, respectively.
Thrivent has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with the Term and Universal Life Insurance Reserve Financing Model Regulation (MDL-787) or Actuarial Guideline 48 where the Model Regulation has not been adopted by a state in which Thrivent is licensed.
Thrivent has no reinsurance contracts with features that are subject to the disclosure requirements within SSAP No. 61 related to reinsurance credits.
7. Surplus
Thrivent is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of surplus maintained by a fraternal benefit society is to be determined based on various risk factors. Thrivent exceeds the RBC requirements as of December 31, 2025 and 2024.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
7. Surplus, continued

Unassigned funds as of December 31 includes adjustments related to the following items (in millions):
	2025	2024
Unrealized gains and (losses)	$102	$545
Non-admitted assets	(488)	(486)
Separate accounts	141	118
Asset valuation reserve	(2,892)	(3,030)
The deferred gain from the 2022 medical supplement reinsurance agreement is included in other surplus funds as of December 31, 2022. The amount was recognized into other surplus and is being amortized over a five-year period.
8. Fair Value of Financial Instruments
The financial instruments of Thrivent have been classified, for disclosure purposes, into categories based on the evaluation of the significance of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, certain unaffiliated common stocks, cash equivalents, certain derivatives, and exchange traded funds. Bonds, unaffiliated common stocks, and exchange traded funds are primarily valued using quoted prices in active markets. Cash equivalents consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include certain bonds, which are priced based on quoted market prices, and include primarily U.S. Treasury bonds.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include certain unaffiliated common stocks, other invested assets, and certain derivatives, and are valued based on market quotes where the financial instruments are not considered actively traded. Mutual funds are reported at fair value, which are based on net asset values from fund managers. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value includes certain bonds, certain unaffiliated common stocks, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets, liabilities related to separate accounts and other liabilities.
Bonds not reported at fair value are priced using a third–party pricing vendor and include certain corporate debt securities and asset-backed securities. Pricing from a third–party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent is unable to obtain a price from a third–party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Fair values of unaffiliated common stocks not reported at fair value primarily consist of FHLB activity-based stock and are based on direct quotes from FHLB.
Fair values of unaffiliated preferred stocks not reported at fair value are based on market quotes where these securities are not considered actively traded.
Cash and cash equivalents not reported at fair value consist of demand deposit and highly liquid investments purchased with an original maturity date of three months or less. Short-term investments not reported at fair value consist of investments in commercial paper and agency notes with contractual maturities of one year or less at the time of acquisition. The carrying amounts for cash, cash equivalents and short-term investments approximate the fair values.
Other invested assets not reported at fair value include investments in surplus notes in which the fair values are based on quoted market prices.
The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate the fair values.
Certain derivative liabilities are reported at fair value and are derived from broker quotes.
Fair values on funding agreements from the FHLB (included in deposit liabilities), are equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets and certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include certain bonds, unaffiliated preferred stocks, mortgage loans, real estate, contract loans, limited partnerships, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds not reported at fair value include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 1% to 8% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent may adjust the base discount rate or the modeled price by applying an illiquidity premium, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Unaffiliated preferred stocks are valued using third-party broker quotes to determine fair value.
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

The fair value of real estate properties held-for-sale is based on current market price assessments, current purchase agreements or market appraisals.
Contract loans are generally carried at the loans' aggregate unpaid balance which approximate the fair values.
Limited partnerships consist primarily of equity limited partnerships which are generally valued using NAV as a practical expedient.
Other invested assets primarily include residual tranches, non-collateral loans, and surplus notes. Residual tranches are carried at either the lower of amortized cost or fair value or the underlying audited equity of the investee. Non-collateral loans and surplus notes are carried at amortized cost.
Liabilities primarily include deferred annuities, other deposit contracts and certain derivatives. The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit are estimated to be the cash surrender value payable upon immediate withdrawal. Derivatives fair values are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent’s financial instruments measured and reported at fair value are presented below (in millions).
	Level 1	Level 2	Level 3	Total
December 31, 2025
Assets:
Bonds	$538	$—	$—	$538
Unaffiliated preferred stocks	—	158	—	158
Unaffiliated common stocks	788	—	—	788
Cash, cash equivalents and short-term investments	332	—	—	332
Separate account assets	—	38,997	—	38,997
Derivatives	—	572	170	742
Total	$1,658	$39,727	$170	$41,555
Liabilities:
Derivatives	$—	$26	$101	$127
December 31, 2024
Assets:
Bonds	$541	$—	$—	$541
Unaffiliated preferred stocks	—	114	—	114
Unaffiliated common stocks	667	—	—	667
Cash, cash equivalents and short-term investments	342	—	—	342
Separate account assets	—	37,442	—	37,442
Derivatives	—	79	141	220
Total	$1,550	$37,635	$141	$39,326

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

	Level 1	Level 2	Level 3	Total
Liabilities:
Other liabilities	$—	$1	$81	$82
Additional Information on Level 3 Financial Instruments carried at Fair Value
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions).
	2025	2024
Assets:
Balance, January 1	$141	$161
Purchases	106	96
Sales	(236)	(489)
Realized gains and (losses) net income	70	196
Unrealized gains and (losses) surplus	89	177
Balance, December 31	$170	$141
Liabilities:
Balance, January 1	$81	$109
Purchases	54	50
Sales	(50)	(60)
Realized gains and (losses) net income	(38)	(169)
Unrealized gains and (losses) surplus	53	151
Balance, December 31	$101	$81
Transfers
During 2025, Thrivent transferred $131 million into Level 2 from Level 3 and $15 million into Level 3 from Level 2 for bonds and preferred stocks. During 2024, Thrivent transferred $34 million into Level 2 from Level 3 and $69 million into Level 3 from Level 2 for bonds and preferred stocks. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent; accordingly, the aggregate fair value amounts presented do not represent the underlying values.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions).
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2025
Financial Assets:
Bonds	$54,999	$1,985	$35,695	$15,468	$53,148
Unaffiliated preferred stocks	516	—	218	300	518
Unaffiliated common stocks	878	787	91	—	878
Affiliated common stock	739	—	739	—	739
Affiliated mutual funds and ETFs	97	—	97	—	97
Mortgage loans	10,960	—	—	10,330	10,330
Contract loans	1,085	—	—	1,085	1,085
Cash, cash equivalents and short-term investments	1,860	332	1,528	—	1,860
Limited partnerships	9,240	—	—	9,240	9,240
Real estate – held-for-sale	—	—	—	1	1
Assets held in separate accounts	38,997	—	38,997	—	38,997
Derivatives	742	5	572	170	747
Other invested assets	1,175	—	73	1,109	1,182
Financial Liabilities:
Deferred annuities	$21,302	$—	$—	$20,194	$20,194
Other deposit contracts	3,047	—	2,017	1,030	3,047
Derivatives	129	—	26	101	127
Separate account liabilities	38,857	—	38,857	—	38,857

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2024
Financial Assets:
Bonds	$52,993	$1,683	$33,315	$14,672	$49,670
Unaffiliated preferred stocks	451	—	168	277	445
Unaffiliated common stocks	758	667	91	—	758
Affiliated common stock	258	—	258	—	258
Affiliated mutual funds and ETFs	75	—	75	—	75
Mortgage loans	10,867	—	—	9,690	9,690
Contract loans	1,073	—	—	1,073	1,073
Cash, cash equivalents and short-term investments	1,437	342	1,095	—	1,437
Limited partnerships	10,836	—	—	10,836	10,836
Real estate – held-for-sale	—	—	—	1	1
Assets held in separate accounts	37,442	—	37,442	—	37,442
Other invested assets	908	4	151	762	917
Financial Liabilities:
Deferred annuities	$19,240	$—	$—	$18,394	$18,394
Other deposit contracts	3,067	—	2,017	1,050	3,067
Other liabilities	82	—	1	81	82
Separate account liabilities	37,324	—	37,324	—	37,324
9. Benefit Plans
Pension and Other Postretirement Benefits
Thrivent has a qualified noncontributory pension plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent uses a measurement date of December 31 in the benefit plan disclosures.
The components of net periodic pension expense for Thrivent’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Pension Plan			Other Plans
	2025	2024	2023	2025	2024	2023
Service cost	$24	$25	$20	$1	$1	$2
Interest cost	58	54	53	4	3	4
Expected return on plan assets	(85)	(82)	(74)	—	—	—
Other	—	—	4	(2)	(2)	(2)
Net periodic cost	$(3)	$(3)	$3	$3	$2	$4

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2025	2024	2025	2024
Change in Projected Benefit Obligation:
Benefit obligation, beginning of year	$1,061	$1,112	$71	$76
Service cost	24	25	1	1
Interest cost	58	54	4	4
Actuarial (gain) loss	25	(63)	3	1
Transfers from defined contribution plan	2	1	—	—
Benefits paid	(69)	(68)	(9)	(11)
Plan changes	—	—	—	—
Benefit obligation, end of year	$1,101	$1,061	$70	$71
Change in Plan Assets:
Fair value of plan assets, beginning of year	$1,302	$1,249	$—	$—
Actual return on plan assets	170	120	—	—
Employer contribution	—	—	9	11
Transfers from defined contribution plan	2	1	—	—
Benefits paid	(69)	(68)	(9)	(11)
Fair value of plan assets, end of year	$1,405	$1,302	$—	$—
The significant changes in actuarial (gain)/loss of the 2025 projected benefit obligation primarily relates to decreased discount and crediting rates and cost of living adjustment increase assumptions. The significant changes in actuarial (gain)/loss of the 2024 projected benefit obligation primarily relates to an increased discount rate and assumption changes.
The plans’ amounts recognized in the statutory-basis financial statements funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2025	2024	2025	2024
Funded Status:
Accrued benefit costs	$—	$—	$(94)	$(100)
Asset (Liability) for pension benefits	304	241	24	29
Total overfunded (unfunded) liabilities	$304	$241	$(70)	$(71)
Deferred Items:
Net (gain) loss	$(74)	$(15)	$(17)	$(21)
Net prior service cost	—	—	(7)	(8)
Accumulated amounts recognized in periodic pension expenses	$230	$226	$(94)	$(100)
Accumulated benefit obligation	$1,086	$1,044	$70	$71

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The unfunded liabilities for the pension plan and other postretirement plans at December 31, 2025 and 2024, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus. Overfunded liabilities for the pension plan and other postretirement plans for statutory reporting purposes are deemed non-admitted assets and therefore are charged directly against surplus.
A summary of the deferred items in the Statutory-Basis Statement of Surplus as of December 31 is as follows (in millions):
	Pension Plan			Other Plans
	Net Prior Service Cost	Net Recognized Gains and (Losses)	Total	Net Prior Service Cost	Net Recognized Gains and (Losses)	Total
Balance, January 1, 2024	$—	$87	$87	$(9)	$(23)	$(32)
Net prior service cost recognized	—	—	—	1	—	1
Net (gain) loss arising during the period	—	(101)	(101)	—	1	1
Net gain (loss) recognized	—	—	—	—	1	1
Balance, December 31, 2024	$—	$(14)	$(14)	$(8)	$(21)	$(29)
Net prior service cost recognized	—	—	—	1	—	1
Net (gain) loss arising during the period	—	(59)	(59)	—	3	3
Net gain (loss) recognized	—	—	—	—	1	1
Balance, December 31, 2025	$—	$(73)	$(73)	$(7)	$(17)	$(24)
The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Pension Plan		Other Plans
	2025	2024	2025	2024
Net prior service cost	$—	$—	$—	$—
Net recognized gains/(losses)	—	—	—	—
Pension and Other Postretirement Benefit Factors
Thrivent periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plans’ assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation. Those assumptions are summarized in the table below.
	Pension Plan		Other Plans
	2025	2024	2025	2024
Weighted Average Assumptions:
Discount rate	5.4%	5.7%	5.4%	5.7%
Expected return on plan assets	6.8	6.8	N/A	N/A
Rate of compensation increase	4.8	4.8	N/A	N/A
Interest crediting rate	4.1	4.4	N/A	N/A

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 8.5% and 6.7% in 2025 for pre-65 participants and post-65 participants, respectively, trending down to 4.5% in 2034. The assumed health care cost trend rates can have a significant impact on the amounts reported. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy.
The interest crediting rates are used for cash balance plans.
Estimated pension benefit payments for the next ten years are as follows: 2026 – $81 million; 2027 – $84 million; 2028 – $85 million; 2029 – $87 million; 2030 –$88 million; and 2031 to 2035 – $450 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2026 – $8 million; 2027 – $8 million; 2028 – $7 million; 2029 – $6 million; 2030 – $6 million; and 2031 to 2035 – $28 million.
The minimum pension contribution required for 2025 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2026.
Pension Assets
The assets of Thrivent’s qualified pension plan are held in the Thrivent Defined Benefit Plan Trust. Thrivent has a benefit plan investment committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:
	Target Allocation		Actual Allocation
	2025	2024	2025	2024
Equity securities	57%	56%	58%	51%
Private Equity	13	14	12	12
Fixed income and other securities	30	30	30	37
Fixed income and other securities	100%	100%	100%	100%
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet the pension obligations in the future.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The fair values of the pension plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2025
Bonds	$72	$203	$1	$276
Common stocks	664	—	—	664
Affiliated mutual funds – equity funds	60	97	—	157
Short-term investments	127	13	—	140
Limited partnerships	—	—	164	164
Derivatives	(1)	9	—	8
Total	$922	$322	$165	$1,409
December 31, 2024
Bonds	$74	$213	$2	$289
Common stocks	575	—	—	575
Affiliated mutual funds – equity funds	—	99	—	99
Short-term investments	49	146	—	195
Limited partnerships	—	—	165	165
Derivatives	(1)	—	—	(1)
Total	$697	$458	$167	$1,322
The fair value of the pension plan assets as presented in the table above does not include net accrued liabilities of $4 million and $20 million as of December 31, 2025 and 2024, respectively.
There were no transfers of the pension plan Level 1 and Level 2 fair value measurements during 2025 or 2024. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Defined Contribution Plans
Thrivent also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent will match participant contributions up to 6% of eligible earnings. In addition, Thrivent will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2025, 2024 and 2023, Thrivent contributed $52 million, $46 million and $42 million, respectively, to these plans.
As of December 31, 2025 and 2024, $43 million and $49 million of the assets of the defined contribution plans were respectively invested in a deposit administration contract issued by Thrivent.
10. Commitments and Contingent Liabilities
Litigation and Other Proceedings
Thrivent is involved in various lawsuits, contractual matters and other contingencies that have arisen in the normal course of business. Thrivent assesses exposure to these matters periodically and adjusts the provision accordingly. As of December 31, 2025, Thrivent believes adequate provision has been made for any losses that may result from these matters.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
10. Commitments and Contingent Liabilities, continued

Financial Instruments
Thrivent is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent has commitments to extend credit for mortgage loans and other lines of credit of $89 million as of December 31, 2025. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $4.7 billion as of December 31, 2025. Thrivent has commitments to extend credit to Thrivent Bank subject to a borrowing limit of $85 million. This agreement has a revolving one-year maturity and can be terminated by either party.
Financial Guarantees
Thrivent has entered into an agreement to provide a Letter of Credit totaling $37 million through 2036 to guarantee certain debt obligations of a third-party civic organization in the event certain conditions occur, as defined in the agreement. This agreement is secured by the financial assets of the third party. Thrivent will receive 0.75% per annum for any unused line of credit. As of December 31, 2025 there was $0 outstanding on this line of credit.
Thrivent has guaranteed to maintain the Tier I capital of an affiliate, Thrivent Trust Company, at a minimum of $6 million, as required by Thrivent Trust Company's primary regulator.
Leases
Thrivent has operating leases for certain office equipment and real estate. Rental expense for these items totaled $14 million for each of the years ended December 31, 2025, 2024 and 2023 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2025 were $137 million for operating leases. The future minimum rental payments for the five succeeding years are as follows: 2026 – $16 million; 2027 – $14 million; 2028 – $13 million; 2029 - $11 million; 2030 - $11 million; and thereafter – $72 million.
Leasing is not a significant part of Thrivent’s business activities as lessor.
11. Related Party Transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent’s directly-owned subsidiary, Thrivent Holdings, Inc. (“Holdings”), is valued in accordance with SSAP No. 97 (Investments in Subsidiary, Controlled and Affiliated Entities). Annually, Thrivent files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2024, values was completed on May 5, 2025 and Thrivent received a response from the NAIC that did not disallow the valuation method.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

The admitted values were $738 million and $258 million related to Holdings for the years ended December 31, 2025 and 2024, respectively. Non-admitted values related to Holdings were $0 and $95 million for the years ended December 31, 2025 and 2024, respectively.
During 2025, Thrivent received cash distributions of $879 million and $345 million from majority-owned limited partnerships Thrivent White Rose Funds (“WRF”) and Twin Bridge Funds (“TBF”), respectively. Thrivent received cash distributions of $74 million from Thrivent Education Funding, LLC (“TEF”). During this period, Thrivent made cash contributions as contributed capital to WRF, TBF, Holdings, TEF, and Gold Ring Holdings, LLC in the amounts of $964 million, $369 million, $389 million, $69 million and $3 million, respectively.
During 2025, Thrivent received cash distributions of $94 million from Holdings, treated as dividends.
Other Related Party Transactions
Thrivent has invested $97 million and $75 million in various Thrivent mutual funds/ETFs as of December 31, 2025 and 2024, respectively.
Thrivent subsidiaries are provided administrative services from Thrivent in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $183 million, $153 million and $144 million for the years ended December 31, 2025, 2024 and 2023, respectively. The net receivables due from affiliates for the years ended December 31, 2025 and 2024 were $14 million and $11 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.
Thrivent has an agreement with an affiliate who distributes Thrivent’s variable products. Under the terms of the agreement, Thrivent paid commissions, bonuses and other benefits to the affiliate totaling
$186 million, $156 million and $106 million for the years ended December 31, 2025, 2024 and 2023, respectively.
Thrivent is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $194 million, $196 million and $184 million for the years ended December 31, 2025, 2024 and 2023, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.
In December 2018, Thrivent acquired a variable funding note (“VFN”) issued by TEF, an affiliate of Thrivent. The VFN is supported by an indenture collateralized by student loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $0 as of December 31, 2025 and 2024. The VFN was paid off in full by TEF in December 2024 and Thrivent recorded an increase of less than $1 million to net investment income on the paydown.
In May 2022, a separate VFN was acquired from TEF that is supported by an indenture agreement, last amended in December 2022, and allows for a maximum aggregate principal amount of $750 million and is collateralized by point-of-sale unsecured consumer loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $0 and $607 million as of December 31, 2025 and 2024, respectively. During 2025, Thrivent invested $184 million in the VFN and received $760 million of principal payments.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

In July 2022, Holdings purchased 69.4% of Blue Rock Holdco, LLC. (“Blue Rock”), for $222 million. As of December 31, 2025, Holdings currently owns 69.6% of Blue Rock. Blue Rock is a holding company operating as a marketing and servicing provider of student loans through various subsidiary entities. The admitted value of Holdings on Thrivent's balance sheet is valued in accordance with SSAP No. 97. As part of the purchase acquisition, Blue Rock purchased College Avenue Student Loans (“CASL”) a private student loan originator and servicer.
In December 2022, Thrivent acquired an asset-backed security (“ABS”) issued by CASL. The ABS is supported by an indenture collateralized by student loans. The ABS is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $0 as of December 31, 2025 and 2024. The ABS was paid off in full by CASL in December 2024.
In December 2023, White Rose CFO 2023 Holdings, LLC (“Issuer”), a wholly owned subsidiary of Thrivent, issued a Collateralized Fund Obligation (CFO) whereby debt was issued to third parties. Issuer made available to third party investors approximately $400 million in fixed rate debt. Upon issuance of the debt, approximately $364 million in net proceeds were returned from Issuer to Thrivent. Thrivent retained approximately $436 million of an equity investment in the CFO structure in the form of a residual tranche. During 2025, Thrivent received cash distributions of $42 million. The residual tranche is reported in Other Invested Assets in the accompanying Statutory-Basis Statement of Assets, Liabilities and Surplus and has a fair value of $401 million as of December 31, 2025.
In support of the CFO, Thrivent transferred their interest in portions of certain investments in WRF with a fair value of approximately $800 million to White Rose CFO 2023, LLC (“Asset HoldCo”), a wholly-owned, bankruptcy-remote subsidiary of Thrivent as underlying collateral for the CFO. These transferred WRF assets had a cost of approximately $739 million and carried an unrealized gain of approximately $61 million when they were transferred to Asset HoldCo. Thrivent then contributed its entire investment in Asset HoldCo to Issuer, with no impact to surplus. Thrivent is the named investment manager for the CFO structure and is entitled to a management fee as outlined in the executed investment management agreement between Asset HoldCo and Thrivent.
In December 2024, Thrivent acquired a multi-tranche debt security issued by CASL, which includes six debt tranches and a residual tranche that are collateralized by student loans. The individual tranches are reported as bonds and the residual tranche is reported as other invested assets in the accompanying Statutory-Basis Statement of Assets. These securities had an aggregate outstanding balance of $2 billion as of December 31, 2025.
In June 2025, Thrivent Bank launched via a merger with Thrivent Federal Credit Union. Thrivent contributed capital of $356 million to launch Thrivent Bank and to fund the Thrivent Federal Credit Union member buyout and is included in the above noted $389 million contribution to Holdings.
In August 2025, Thrivent launched Thrivent Investment Capital Advisors, LLC (“TICA”), a new registered investment advisor and indirect wholly-owned subsidiary of Thrivent. TICA is reported in affiliated common stocks in the accompanying Statutory-Basis Statement of Assets, Liabilities and Surplus and has a fair value of $5 million as of December 31, 2025.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

In September 2025, Thrivent entered into an agreement, whereby certain private equity limited partnership interests with a fair value of $1.6 billion were contributed to Trout Holdings GP, LLC. In 2025, Thrivent received $820 million in cash and the agreement allowed for future cash payments on deferred funding dates of 25% or $280 million six months after the closing date. The cash payments subsequent to the closing date are secured by a corresponding interest in the underlying funds of Trout Holdings GP, LLC and these payments are reported in receivables for securities. Thrivent is taking a 30% equity stake in Trout Holdings GP, LLC and is reported in other invested assets and has fair value of $486 million as of December 31, 2025.
In December 2025, Thrivent entered into a Backstop Purchase Agreement, where Thrivent has agreed to provide a guarantee to a third party and CASL to purchase the loans originated and held at the third party should CASL breach their purchase obligation. Thrivent will be providing the guarantee up to the maximum backstop amount of $1 billion, which could create additional future exposure from multiple disbursement loans not fully disbursed by date of purchase. As of December 31, 2025, CASL has not breached their purchase obligation and Thrivent was not required to purchase loans under the terms of the agreement.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Thrivent Financial for Lutherans and the Contract Owners of Thrivent Variable Life Account I
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Life Account I indicated in Note 1, as of December 31, 2025, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Thrivent Variable Life Account I as of December 31, 2025, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Thrivent Financial for Lutherans management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Thrivent Variable Life Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Thrivent Variable Life Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 29, 2026
We have served as the auditor of one or more of the subaccounts of Thrivent Variable Life Account I since 2014.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2025
Subaccount	Investments at fair value	Net Assets	Series funds, at cost	Series funds shares owned
Aggressive Allocation	$463,860,329	$463,860,329	$375,835,185	22,641,801
All Cap	$18,934,170	$18,934,170	$13,922,923	904,392
Conservative Allocation	$18,793,966	$18,793,966	$17,982,056	2,342,714
Dynamic Allocation	$18,536,597	$18,536,597	$16,744,622	1,138,983
Emerging Markets Equity	$9,648,713	$9,648,713	$8,026,120	589,486
ESG Index	$5,122,632	$5,122,632	$3,558,132	226,602
Global Stock	$47,920,779	$47,920,779	$36,427,947	2,955,464
Government Bond	$11,800,195	$11,800,195	$12,399,208	1,191,362
Healthcare	$15,342,691	$15,342,691	$13,200,089	562,477
High Yield	$12,753,802	$12,753,802	$13,070,098	2,987,398
Income	$15,499,860	$15,499,860	$16,157,402	1,718,864
International Equity	$45,206,896	$45,206,896	$33,990,700	3,686,356
International Index	$14,247,840	$14,247,840	$11,329,060	830,745
Large Cap Growth	$188,431,893	$188,431,893	$139,332,569	3,014,998
Large Cap Index	$360,841,331	$360,841,331	$201,551,421	4,110,246
Large Cap Value	$42,386,589	$42,386,589	$34,633,966	1,731,442
Mid Cap Growth	$6,279,304	$6,279,304	$5,668,109	406,057
Mid Cap Index	$104,756,933	$104,756,933	$87,159,085	4,481,446
Mid Cap Stock	$80,264,753	$80,264,753	$75,713,356	4,059,290
Mid Cap Value	$2,908,349	$2,908,349	$2,570,071	154,085
Moderate Allocation	$188,426,007	$188,426,007	$166,862,558	11,973,134
Moderately Aggressive Allocation	$616,054,124	$616,054,124	$510,344,979	34,012,274
Moderately Conservative Allocation	$17,576,753	$17,576,753	$16,726,103	1,299,229
Money Market	$12,093,203	$12,093,203	$12,093,203	12,093,203
Multisector Bond	$6,083,303	$6,083,303	$6,129,087	657,072
Real Estate Securities	$11,501,744	$11,501,744	$11,613,506	482,220
Short-Term Bond	$8,496,312	$8,496,312	$8,360,167	855,130
Small Cap Growth	$8,761,521	$8,761,521	$8,007,499	506,060
Small Cap Index	$121,453,079	$121,453,079	$102,764,038	5,637,207
Small Cap Stock	$51,724,977	$51,724,977	$47,942,030	2,747,294
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2025
Subaccount	Investment Income	Net investment income (loss)	Realized and unrealized gain (loss) on investments			Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
	Dividends		Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Aggressive Allocation	$6,659,818	$6,659,818	$3,158,824	$31,905,465	$20,523,614	$55,587,903	$62,247,721
All Cap	$92,550	$92,550	$283,570	$427,452	$1,968,815	$2,679,837	$2,772,387
Conservative Allocation	$747,014	$747,014	$15,153	$—	$852,051	$867,204	$1,614,218
Dynamic Allocation	$581,870	$581,870	$84,386	$411,488	$1,030,419	$1,526,293	$2,108,163
Emerging Markets Equity	$136,920	$136,920	$57,972	$125,514	$1,971,068	$2,154,554	$2,291,474
ESG Index	$41,686	$41,686	$191,248	$—	$537,244	$728,492	$770,178
Global Stock	$738,419	$738,419	$489,157	$3,622,537	$3,128,094	$7,239,788	$7,978,207
Government Bond	$437,036	$437,036	$(66,780)	$—	$415,890	$349,110	$786,146
Healthcare	$98,381	$98,381	$84,474	$34,881	$1,544,488	$1,663,843	$1,762,224
High Yield	$760,014	$760,014	$(40,401)	$—	$286,581	$246,180	$1,006,194
Income	$651,766	$651,766	$(58,879)	$—	$493,121	$434,242	$1,086,008
International Equity	$908,061	$908,061	$535,610	$—	$9,235,519	$9,771,129	$10,679,190
International Index	$254,533	$254,533	$94,437	$—	$2,595,204	$2,689,641	$2,944,174
Large Cap Growth	$649,297	$649,297	$2,400,938	$12,493,166	$10,675,076	$25,569,180	$26,218,477
Large Cap Index	$3,256,338	$3,256,338	$6,650,097	$8,936,465	$34,080,730	$49,667,292	$52,923,630
Large Cap Value	$579,449	$579,449	$475,606	$4,413,357	$1,353,988	$6,242,951	$6,822,400
Mid Cap Growth	$—	$—	$56,731	$—	$73,619	$130,350	$130,350
Mid Cap Index	$1,124,504	$1,124,504	$626,412	$4,025,948	$1,192,271	$5,844,631	$6,969,135
Mid Cap Stock	$612,855	$612,855	$520,381	$8,085,900	$(5,567,411)	$3,038,870	$3,651,725
Mid Cap Value	$29,125	$29,125	$34,201	$193,315	$27,606	$255,122	$284,247
Moderate Allocation	$4,446,652	$4,446,652	$948,376	$14,021,998	$3,073,839	$18,044,213	$22,490,865
Moderately Aggressive Allocation	$10,796,064	$10,796,064	$4,259,099	$34,282,706	$32,713,495	$71,255,300	$82,051,364
Moderately Conservative Allocation	$607,896	$607,896	$42,818	$834,102	$448,061	$1,324,981	$1,932,877
Money Market	$426,994	$426,994	$—	$—	$—	$—	$426,994
Multisector Bond	$264,471	$264,471	$(15,694)	$—	$167,838	$152,144	$416,615
Real Estate Securities	$268,112	$268,112	$36,794	$790,622	$(1,022,147)	$(194,731)	$73,381
Short-Term Bond	$350,475	$350,475	$7,591	$—	$133,573	$141,164	$491,639
Small Cap Growth	$—	$—	$61,496	$—	$113,587	$175,083	$175,083
Small Cap Index	$1,418,391	$1,418,391	$605,519	$4,714,161	$113,872	$5,433,552	$6,851,943
Small Cap Stock	$302,093	$302,093	$530,704	$2,888,596	$(2,399,318)	$1,019,982	$1,322,075
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2025
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions						Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Cost of insurance and administrative charges	Transfers between subaccounts	Mortality and expense risk charges	Asset based risk charge
Aggressive Allocation	$6,659,818	$35,064,289	$20,523,614	$62,247,721	$45,503,990	$(15,903,712)	$(10,333,551)	$(593,259)	$(1,028,888)	$(637,157)	$17,007,423	$79,255,144	$384,605,185	$463,860,329
All Cap	$92,550	$711,022	$1,968,815	$2,772,387	$2,725,047	$(376,001)	$(398,774)	$(106,722)	$(46,004)	$(11,656)	$1,785,890	$4,558,277	$14,375,893	$18,934,170
Conservative Allocation	$747,014	$15,153	$852,051	$1,614,218	$1,879,151	$(540,164)	$(481,518)	$1,356,389	$(40,794)	$(20,828)	$2,152,236	$3,766,454	$15,027,512	$18,793,966
Dynamic Allocation	$581,870	$495,874	$1,030,419	$2,108,163	$977,185	$(612,650)	$(495,894)	$(59,802)	$(44,516)	$(7,540)	$(243,217)	$1,864,946	$16,671,651	$18,536,597
Emerging Markets Equity	$136,920	$183,486	$1,971,068	$2,291,474	$953,448	$(112,674)	$(187,041)	$(203,545)	$(16,650)	$(15,230)	$418,308	$2,709,782	$6,938,931	$9,648,713
ESG Index	$41,686	$191,248	$537,244	$770,178	$731,183	$(137,235)	$(129,868)	$(388,688)	$(15,273)	$(2,626)	$57,493	$827,671	$4,294,961	$5,122,632
Global Stock	$738,419	$4,111,694	$3,128,094	$7,978,207	$1,943,070	$(1,092,396)	$(881,684)	$1,282,471	$(114,610)	$(15,510)	$1,121,341	$9,099,548	$38,821,231	$47,920,779
Government Bond	$437,036	$(66,780)	$415,890	$786,146	$989,098	$(356,904)	$(320,722)	$403,855	$(26,313)	$(27,345)	$661,669	$1,447,815	$10,352,380	$11,800,195
Healthcare	$98,381	$119,355	$1,544,488	$1,762,224	$1,385,748	$(72,751)	$(300,792)	$39,396	$(25,759)	$(24,866)	$1,000,976	$2,763,200	$12,579,491	$15,342,691
High Yield	$760,014	$(40,401)	$286,581	$1,006,194	$1,656,966	$(389,452)	$(327,773)	$163,584	$(33,520)	$(13,896)	$1,055,909	$2,062,103	$10,691,699	$12,753,802
Income	$651,766	$(58,879)	$493,121	$1,086,008	$1,766,996	$(213,434)	$(373,864)	$487,965	$(41,244)	$(17,358)	$1,609,061	$2,695,069	$12,804,791	$15,499,860
International Equity	$908,061	$535,610	$9,235,519	$10,679,190	$2,553,098	$(1,387,157)	$(810,776)	$(181,052)	$(98,045)	$(40,797)	$35,271	$10,714,461	$34,492,435	$45,206,896
International Index	$254,533	$94,437	$2,595,204	$2,944,174	$2,844,550	$(330,974)	$(309,026)	$1,056,673	$(39,905)	$(4,339)	$3,216,979	$6,161,153	$8,086,687	$14,247,840
Large Cap Growth	$649,297	$14,894,104	$10,675,076	$26,218,477	$20,550,298	$(4,920,190)	$(4,035,908)	$2,872,682	$(429,783)	$(154,771)	$13,882,328	$40,100,805	$148,331,088	$188,431,893
Large Cap Index	$3,256,338	$15,586,562	$34,080,730	$52,923,630	$38,435,721	$(10,788,540)	$(7,261,691)	$1,574,858	$(728,588)	$(374,480)	$20,857,280	$73,780,910	$287,060,421	$360,841,331
Large Cap Value	$579,449	$4,888,963	$1,353,988	$6,822,400	$4,229,116	$(951,947)	$(884,716)	$993,150	$(99,342)	$(31,026)	$3,255,235	$10,077,635	$32,308,954	$42,386,589
Mid Cap Growth	$—	$56,731	$73,619	$130,350	$1,469,494	$(14,198)	$(216,270)	$(441,923)	$(17,599)	$(6,388)	$773,116	$903,466	$5,375,838	$6,279,304
Mid Cap Index	$1,124,504	$4,652,360	$1,192,271	$6,969,135	$14,325,378	$(2,885,917)	$(2,547,305)	$1,315,735	$(216,964)	$(170,011)	$9,820,916	$16,790,051	$87,966,882	$104,756,933
Mid Cap Stock	$612,855	$8,606,281	$(5,567,411)	$3,651,725	$7,809,753	$(2,491,656)	$(1,820,610)	$(2,241,298)	$(205,972)	$(74,232)	$975,985	$4,627,710	$75,637,043	$80,264,753
Mid Cap Value	$29,125	$227,516	$27,606	$284,247	$482,386	$(172,379)	$(78,626)	$(109,402)	$(8,447)	$(2,398)	$111,134	$395,381	$2,512,968	$2,908,349
Moderate Allocation	$4,446,652	$14,970,374	$3,073,839	$22,490,865	$13,251,043	$(4,355,884)	$(5,345,514)	$(750,050)	$(438,134)	$(204,944)	$2,156,517	$24,647,382	$163,778,625	$188,426,007
Moderately Aggressive Allocation	$10,796,064	$38,541,805	$32,713,495	$82,051,364	$50,219,473	$(24,917,973)	$(14,504,181)	$(2,247,933)	$(1,381,596)	$(770,372)	$6,397,418	$88,448,782	$527,605,342	$616,054,124
Moderately Conservative Allocation	$607,896	$876,920	$448,061	$1,932,877	$865,116	$(445,214)	$(613,386)	$47,070	$(43,557)	$(17,701)	$(207,672)	$1,725,205	$15,851,548	$17,576,753
Money Market	$426,994	$—	$—	$426,994	$2,276,826	$(2,266,947)	$(407,092)	$959,116	$(34,581)	$(26,140)	$501,182	$928,176	$11,165,027	$12,093,203
Multisector Bond	$264,471	$(15,694)	$167,838	$416,615	$690,333	$(146,073)	$(166,454)	$206,509	$(17,674)	$(7,018)	$559,623	$976,238	$5,107,065	$6,083,303
Real Estate Securities	$268,112	$827,416	$(1,022,147)	$73,381	$1,019,579	$(243,666)	$(298,794)	$282,693	$(30,420)	$(16,414)	$712,978	$786,359	$10,715,385	$11,501,744
Short-Term Bond	$350,475	$7,591	$133,573	$491,639	$591,896	$(380,985)	$(292,390)	$57,087	$(26,352)	$(14,138)	$(64,882)	$426,757	$8,069,555	$8,496,312
Small Cap Growth	$—	$61,496	$113,587	$175,083	$1,882,907	$(138,430)	$(283,994)	$(586,635)	$(25,437)	$(8,676)	$839,735	$1,014,818	$7,746,703	$8,761,521
Small Cap Index	$1,418,391	$5,319,680	$113,872	$6,851,943	$13,890,626	$(3,229,491)	$(2,764,789)	$814,506	$(254,976)	$(155,527)	$8,300,349	$15,152,292	$106,300,787	$121,453,079
Small Cap Stock	$302,093	$3,419,300	$(2,399,318)	$1,322,075	$5,215,916	$(1,564,481)	$(1,150,421)	$(3,875,797)	$(144,433)	$(30,894)	$(1,550,110)	$(228,035)	$51,953,012	$51,724,977
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2024
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions						Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Cost of insurance and administrative charges	Transfers between subaccounts	Mortality and expense risk charges	Asset based risk charge
Aggressive Allocation	$5,283,114	$15,895,123	$30,380,596	$51,558,833	$39,756,366	$(10,718,257)	$(9,307,343)	$(1,033,514)	$(872,765)	$(620,549)	$17,203,938	$68,762,771	$315,842,414	$384,605,185
All Cap	$88,181	$533,662	$1,703,416	$2,325,259	$1,735,730	$(384,765)	$(328,292)	$(464,366)	$(35,603)	$(11,046)	$511,658	$2,836,917	$11,538,976	$14,375,893
Conservative Allocation	$669,782	$(44,511)	$353,473	$978,744	$1,556,797	$(741,757)	$(433,604)	$(226,120)	$(35,374)	$(20,878)	$99,064	$1,077,808	$13,949,704	$15,027,512
Dynamic Allocation	$550,753	$30,790	$741,811	$1,323,354	$940,733	$(634,228)	$(476,237)	$(184,932)	$(41,379)	$(6,196)	$(402,239)	$921,115	$15,750,536	$16,671,651
Emerging Markets Equity	$176,875	$492,297	$(132,939)	$536,233	$917,508	$(277,305)	$(158,078)	$(223,532)	$(13,254)	$(13,983)	$231,356	$767,589	$6,171,342	$6,938,931
ESG Index	$34,806	$34,381	$634,974	$704,161	$724,797	$(83,513)	$(110,055)	$116,727	$(11,715)	$(2,360)	$633,881	$1,338,042	$2,956,919	$4,294,961
Global Stock	$734,846	$1,586,550	$2,790,757	$5,112,153	$1,858,918	$(1,477,749)	$(826,527)	$926,213	$(100,742)	$(13,382)	$366,731	$5,478,884	$33,342,347	$38,821,231
Government Bond	$397,766	$(74,939)	$(206,331)	$116,496	$942,351	$(304,158)	$(297,832)	$532,679	$(23,299)	$(25,834)	$823,907	$940,403	$9,411,977	$10,352,380
Healthcare	$102,224	$873,546	$(989,881)	$(14,111)	$1,571,725	$(675,604)	$(308,185)	$(273,543)	$(23,275)	$(29,918)	$261,200	$247,089	$12,332,402	$12,579,491
High Yield	$634,686	$(66,374)	$111,555	$679,867	$1,286,959	$(398,584)	$(297,119)	$404,147	$(27,030)	$(13,946)	$954,427	$1,634,294	$9,057,405	$10,691,699
Income	$519,010	$(131,956)	$(10,771)	$376,283	$1,580,549	$(744,530)	$(326,651)	$1,065,784	$(33,969)	$(16,265)	$1,524,918	$1,901,201	$10,903,590	$12,804,791
International Equity	$1,081,504	$179,580	$183,565	$1,444,649	$2,059,184	$(1,553,718)	$(737,700)	$(158,714)	$(85,473)	$(38,643)	$(515,064)	$929,585	$33,562,850	$34,492,435
International Index	$184,684	$24,596	$(81,325)	$127,955	$2,384,452	$(135,858)	$(214,262)	$472,640	$(24,998)	$(2,227)	$2,479,747	$2,607,702	$5,478,985	$8,086,687
Large Cap Growth	$549,839	$10,228,257	$22,651,369	$33,429,465	$14,452,673	$(4,087,653)	$(3,186,554)	$1,861,187	$(336,840)	$(140,470)	$8,562,343	$41,991,808	$106,339,280	$148,331,088
Large Cap Index	$3,045,799	$9,760,414	$42,623,216	$55,429,429	$31,252,256	$(10,209,426)	$(6,165,513)	$(1,960,029)	$(563,956)	$(361,228)	$11,992,104	$67,421,533	$219,638,888	$287,060,421
Large Cap Value	$482,242	$1,285,263	$1,868,404	$3,635,909	$3,309,340	$(1,400,725)	$(740,305)	$(27,585)	$(80,177)	$(28,207)	$1,032,341	$4,668,250	$27,640,704	$32,308,954
Mid Cap Growth	$—	$31,612	$405,275	$436,887	$1,141,496	$(71,020)	$(187,656)	$333,466	$(13,815)	$(7,011)	$1,195,460	$1,632,347	$3,743,491	$5,375,838
Mid Cap Index	$1,025,997	$1,920,391	$7,042,610	$9,988,998	$11,927,726	$(2,639,446)	$(2,254,110)	$1,359,645	$(174,888)	$(170,391)	$8,048,536	$18,037,534	$69,929,348	$87,966,882
Mid Cap Stock	$373,576	$1,110,850	$5,176,097	$6,660,523	$8,067,030	$(2,096,845)	$(1,718,851)	$1,321,276	$(184,563)	$(75,545)	$5,312,502	$11,973,025	$63,664,018	$75,637,043
Mid Cap Value	$29,699	$74,046	$118,237	$221,982	$457,807	$(55,090)	$(72,110)	$(218,583)	$(6,997)	$(2,342)	$102,685	$324,667	$2,188,301	$2,512,968
Moderate Allocation	$3,659,678	$7,167,689	$8,014,934	$18,842,301	$13,160,644	$(6,412,838)	$(5,083,879)	$(549,572)	$(388,820)	$(214,946)	$510,589	$19,352,890	$144,425,735	$163,778,625
Moderately Aggressive Allocation	$9,257,790	$20,213,215	$34,970,488	$64,441,493	$47,928,063	$(16,108,811)	$(13,516,099)	$(3,050,949)	$(1,217,089)	$(798,584)	$13,236,531	$77,678,024	$449,927,318	$527,605,342
Moderately Conservative Allocation	$482,028	$152,517	$533,120	$1,167,665	$827,042	$(317,287)	$(580,980)	$1,109,011	$(39,481)	$(19,513)	$978,792	$2,146,457	$13,705,091	$15,851,548
Money Market	$460,875	$—	$—	$460,875	$1,657,578	$(1,191,204)	$(374,474)	$2,693,454	$(32,501)	$(27,035)	$2,725,818	$3,186,693	$7,978,334	$11,165,027
Multisector Bond	$207,017	$(49,604)	$52,738	$210,151	$553,353	$(458,458)	$(137,996)	$1,061,841	$(13,815)	$(7,112)	$997,813	$1,207,964	$3,899,101	$5,107,065
Real Estate Securities	$268,295	$487,570	$(427,174)	$328,691	$1,005,826	$(595,203)	$(283,477)	$181,642	$(28,392)	$(17,212)	$263,184	$591,875	$10,123,510	$10,715,385
Short-Term Bond	$294,678	$(8,386)	$125,950	$412,242	$566,972	$(369,644)	$(291,099)	$878,688	$(24,621)	$(15,253)	$745,043	$1,157,285	$6,912,270	$8,069,555
Small Cap Growth	$—	$40,397	$645,579	$685,976	$1,691,865	$(207,696)	$(263,202)	$(39,580)	$(20,587)	$(9,579)	$1,151,221	$1,837,197	$5,909,506	$7,746,703
Small Cap Index	$1,290,188	$663,854	$6,127,081	$8,081,123	$12,089,378	$(2,752,399)	$(2,587,562)	$1,672,894	$(218,213)	$(157,154)	$8,046,944	$16,128,067	$90,172,720	$106,300,787
Small Cap Stock	$304,406	$159,598	$4,652,087	$5,116,091	$4,638,524	$(1,256,455)	$(1,072,043)	$1,071,088	$(134,626)	$(31,918)	$3,214,570	$8,330,661	$43,622,351	$51,953,012
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2025
(1) ORGANIZATION
The Thrivent Variable Life Account I (the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has 30 subaccounts, each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as provided below. For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2025, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period.
Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
All Cap	Thrivent Series Fund, Inc. — All Cap Portfolio
Conservative Allocation	Thrivent Series Fund, Inc. — Conservative Allocation Portfolio
Dynamic Allocation	Thrivent Series Fund, Inc. — Dynamic Allocation Portfolio
Emerging Markets Equity	Thrivent Series Fund, Inc. — Emerging Markets Equity Portfolio
ESG Index	Thrivent Series Fund, Inc. — ESG Index Portfolio
Global Stock	Thrivent Series Fund, Inc. — Global Stock Portfolio
Government Bond	Thrivent Series Fund, Inc. — Government Bond Portfolio
Healthcare	Thrivent Series Fund, Inc. — Healthcare Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Income	Thrivent Series Fund, Inc. — Income Portfolio
International Equity	Thrivent Series Fund, Inc. — International Equity Portfolio
International Index	Thrivent Series Fund, Inc. — International Index Portfolio
Large Cap Growth	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Mid Cap Growth	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Value	Thrivent Series Fund, Inc. — Mid Cap Value Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio
Multisector Bond	Thrivent Series Fund, Inc. — Multisector Bond Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Short-Term Bond	Thrivent Series Fund, Inc. — Short-Term Bond Portfolio
Small Cap Growth	Thrivent Series Fund, Inc. — Small Cap Growth Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
The Funds are registered under the Investment Company Act of 1940 as open-end, management investment companies. The Funds are managed by Thrivent Investment Management, Inc. which is an affiliate of Thrivent Financial.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued

The Variable Account is used to fund flexible premium variable universal life insurance contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the insurance operations of Thrivent Financial.
A Fixed Account investment option is available for contract owners of the flexible premium variable universal life insurance contracts. Assets of the Fixed Account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the Fixed Account assets are not included in the Variable Account financial statements.
(2) SIGNIFICANT ACCOUNTING POLICIES
The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.
Segment Reporting
The subaccounts' operations constitute a single segment and therefore the single reportable segment of the Variable Account. The chief operating decision maker (“CODM”), Vice President — Solutions Pricing & Development, manages the business activities of the subaccounts and utilizes the net assets metric to allocate resources and assess performance of the subaccounts. The accounting policies used to measure the net assets of the subaccounts are the same as those described in Note 2.
Valuation of Investments
The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.
Federal Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.
(2) SIGNIFICANT ACCOUNTING POLICIES
Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Fair Value of Financial Instruments
In estimating the fair values for financial instruments carried at fair value, the significance of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:
Level 1:
Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:
Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:
Fair value based on significant value driver inputs that are not observable.
The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy.
Subsequent Events
Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.
(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES
Amounts are paid to Thrivent Financial for mortality and expense risks assumed in connection with the contracts as a percentage of the subaccounts. No mortality and expense risk charges are deducted from the Fixed Account. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of changes in net assets. The rates are as follows for the four contract types within the Variable Account:
•
Thrivent Variable Life 2019 Series – annual rate is based on the subaccount accumulated value and is guaranteed not to exceed 1.00% for all contract years.
•
Thrivent Variable Life 2008 Series – annual rate is based on the subaccount accumulated value and is guaranteed not to exceed 0.45% for all contract years.
•
Thrivent Variable Life 2003 Series – annual rate is based on subaccount accumulated value and is guaranteed not to exceed 1.10% during the first 10 contract years and guaranteed not to exceed 0.90% thereafter.
•
Thrivent Variable Life 1997 Series – annual rate is based on the subaccount cash value and is guaranteed not to exceed 0.90% during the first 15 years and guaranteed not to exceed 0.40% thereafter.
Thrivent Financial deducts a monthly unit charge for the Thrivent Variable Life 2008 Series only. This charge covers the expenses associated with underwriting, issuing, or increasing the face amount. The charge applies for the first 120 months after issue and the first 120 months after an increase in face amount.
Thrivent Financial deducts an issue expense charge for the Thrivent Variable Life 1997 Series only. This charge covers the expenses associated with underwriting, issuing, or increasing the face amount. The charge applies for the first 36 months after issue and the first 36 months after an increase in face amount.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Thrivent Financial deducts an asset charge for Thrivent Variable Life 2008 Series only. This charge covers the expenses incurred in issuing and administering the contract and operating the Variable Account.
Prior to the allocation of premiums to the Variable Account, Thrivent Financial deducts a sales charge, based on the product, to cover a portion of the sales expenses incurred by Thrivent Financial.
Thrivent Financial charges a monthly administrative fee for administrative expenses.
Thrivent Financial assumes responsibility for providing the insurance benefit included in the contract. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or Fixed Account funding option. The Fixed Account is part of the general account of Thrivent Financial and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, sex (in most states) and the current net amount at risk. The charges are calculated as follows for the four contract types wtihin the Variable Account:
•
Thrivent Variable Life 2019, 2008 and 2003 Series – For subaccounts, sufficient Accumulation Units are redeemed from each subaccount in the proportion that the Accumunlation value in each Subaccount bears to the Accumulation Value of the entire Contract.
•
Thrivent Variable Life 1997 Series – For subaccounts, sufficient Accumulation Units are redeemed from each subaccount in the proportion that the cash value in each Subaccount bears to the Cash Value of the entire Contract.
Thrivent Financial assesses a transfer fee to each transfer from the subaccounts and Fixed Account in excess of the first twelve transfers made in a contract year.
Thrivent Financial, upon lapse, surrender or face amount reduction, will charge a decrease or surrender charge during the first 10 contract years and during the first 10 years following an increase in face amount. These charges are in part a deferred sales charge and in part a recovery of certain administrative costs. In no event will the surrender charge exceed the maximum allowed by state or federal law.
Thrivent Financial may charge an administrative fee for each partial surrender/withdrawal that is taken in excess of one per contract year. For Thrivent Variable Life 2003 Series only, the charge is applicable in the first 10 contract years only.
Thrivent Financial reserves the right to charge a fee for certain contract changes for Thrivent Variable Life 1997 Series only.
Additionally, during the year ended December 31, 2025, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Thrivent Series Fund.
(4) UNIT ACTIVITY
Transactions in units (including transfers among subaccounts) were as follows:
Subaccount	Units Outstanding at January 1, 2024	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2024	Units Issued	Units Redeemed	Units Outstanding at December 31, 2025
Aggressive Allocation	10,900,146	3,746,695		(2,581,202)	12,065,639	3,215,675	(1,984,550)	13,296,764
All Cap	362,769	149,143		(92,640)	419,272	213,395	(109,106)	523,561

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at January 1, 2024	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2024	Units Issued	Units Redeemed	Units Outstanding at December 31, 2025
Conservative Allocation	667,103	202,789		(156,355)	713,537	271,524	(140,576)	844,485
Dynamic Allocation	511,559	89,548		(84,831)	516,276	71,069	(57,011)	530,334
Emerging Markets Equity	430,488	134,688		(103,926)	461,250	128,561	(100,431)	489,380
ESG Index	174,241	91,476		(58,818)	206,899	69,205	(66,585)	209,519
Global Stock	1,081,586	190,071	47,571	(185,537)	1,133,691	202,105	(163,214)	1,172,582
Government Bond	561,700	179,164		(100,408)	640,456	162,801	(108,338)	694,919
Healthcare	405,746	144,020		(89,932)	459,834	156,646	(92,340)	524,140
High Yield	411,601	197,035		(113,248)	495,388	237,544	(142,360)	590,572
Income	634,827	317,246		(180,929)	771,144	267,306	(130,870)	907,580
International Equity	2,195,686	239,707		(258,735)	2,176,658	311,110	(287,721)	2,200,047
International Index	380,429	308,246		(145,271)	543,404	337,790	(151,199)	729,995
Large Cap Growth	2,403,118	1,174,901		(690,189)	2,887,830	1,303,782	(705,997)	3,485,615
Large Cap Index	5,942,726	2,388,630		(1,468,681)	6,862,675	2,426,676	(1,288,819)	8,000,532
Large Cap Value	857,216	340,404		(230,314)	967,306	433,471	(247,634)	1,153,143
Mid Cap Growth	268,047	167,821		(86,304)	349,564	167,638	(118,857)	398,345
Mid Cap Index	2,402,875	1,102,541		(613,619)	2,891,797	1,236,764	(647,554)	3,481,007
Mid Cap Stock	1,665,036	731,858		(396,422)	2,000,472	649,081	(434,998)	2,214,555
Mid Cap Value	117,123	43,519		(38,055)	122,587	45,754	(40,323)	128,018
Moderate Allocation	5,920,035	1,332,918		(1,082,718)	6,170,235	974,258	(687,367)	6,457,126
Moderately Aggressive Allocation	16,856,485	3,939,696		(2,686,687)	18,109,494	3,653,136	(2,655,505)	19,107,125
Moderately Conservative Allocation	633,634	204,493		(168,608)	669,519	100,012	(105,236)	664,295
Money Market	6,688,469	8,041,965		(5,670,166)	9,060,268	9,253,977	(8,854,887)	9,459,358
Multisector Bond	254,093	127,346	68,051	(114,018)	335,472	113,527	(66,830)	382,169
Real Estate Securities	359,183	126,325		(85,826)	399,682	121,944	(64,488)	457,138
Short-Term Bond	457,167	152,329		(96,193)	513,303	100,280	(94,132)	519,451
Small Cap Growth	371,004	221,882		(149,866)	443,020	218,534	(165,061)	496,493
Small Cap Index	2,574,069	1,141,300		(601,145)	3,114,224	1,276,922	(669,608)	3,721,538
Small Cap Stock	1,042,057	428,393		(233,456)	1,236,994	451,355	(334,128)	1,354,221

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)

(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2025 were as follows:
Subaccount	Purchases	Sales
Aggressive Allocation	$73,537,355	$17,964,651
All Cap	3,556,560	1,250,669
Conservative Allocation	4,225,805	1,326,556
Dynamic Allocation	1,962,886	1,212,745
Emerging Markets Equity	1,642,788	962,046
ESG Index	834,700	735,519
Global Stock	7,850,752	2,368,454
Government Bond	2,011,956	913,251
Healthcare	2,116,865	982,626
High Yield	2,763,720	947,797
Income	3,120,295	859,470
International Equity	4,047,890	3,104,558
International Index	4,128,857	657,347
Large Cap Growth	35,982,904	8,958,112
Large Cap Index	46,555,117	13,505,034
Large Cap Value	10,644,384	2,396,342
Mid Cap Growth	1,529,259	756,142
Mid Cap Index	18,534,607	3,563,238
Mid Cap Stock	16,024,009	6,349,272
Mid Cap Value	737,512	403,936
Moderate Allocation	29,444,263	8,819,093
Moderately Aggressive Allocation	80,251,644	28,775,456
Moderately Conservative Allocation	3,013,481	1,779,156
Money Market	5,770,670	4,842,495
Multisector Bond	1,245,163	421,071
Real Estate Securities	2,459,208	687,496
Short-Term Bond	1,198,178	912,587
Small Cap Growth	2,039,744	1,200,008
Small Cap Index	18,630,400	4,197,497
Small Cap Stock	8,840,926	7,200,346

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)

(6) FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2025 follows:
Subaccount	2025	2024	2023	2022	2021
Aggressive Allocation
Units	13,296,764	12,065,639	10,900,146	9,590,436	8,125,078
Unit value	$19.00-$57.68	$16.40-$49.80	$14.13-$42.91	$11.84-$35.96	$14.43-$43.82
Net assets	$463,860,329	$384,605,185	$315,842,414	$248,009,402	$274,953,632
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.61%	1.49%	1.83%	0.83%	0.79%
Total return (c)	15.81%	16.08%	19.31%	(17.92) %	20.20%
All Cap
Units	523,561	419,272	362,769	275,304	208,585
Unit value	$22.23-$104.63	$18.83-$88.63	$15.70-$73.92	$12.86-$60.53	$15.72-$74.00
Net assets	$18,934,170	$14,375,893	$11,538,976	$8,369,410	$9,224,205
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.58%	0.67%	0.94%	0.56%	0.41%
Total return (c)	18.05%	19.90%	22.13%	(18.21) %	24.11%
Conservative Allocation (1)
Units	844,485	713,537	667,103	566,950	468,165
Unit value	$13.25-$39.57	$12.03-$35.92	$11.22-$33.51	$10.18-$30.41	$11.62-$34.71
Net assets	$18,793,966	$15,027,512	$13,949,704	$11,658,671	$12,052,329
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	4.52%	4.67%	3.88%	2.89%	2.97%
Total return (c)	10.17%	7.17%	10.20%	(12.38) %	6.87%
Dynamic Allocationm (1)
Units	530,334	516,276	511,559	492,373	480,763
Unit value	$14.80-$47.26	$13.14-$41.97	$12.10-$38.66	$10.76-$34.37	$12.48-$39.86
Net assets	$18,536,597	$16,671,651	$15,750,536	$13,983,627	$16,418,270
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	3.31%	3.38%	2.74%	2.08%	2.31%
Total return (c)	12.62%	8.56%	12.46%	(13.77) %	12.44%
Emerging Markets Equity (3)
Units	489,380	461,250	430,488	371,873	324,002
Unit value	$14.94-$22.67	$11.30-$17.15	$10.37-$15.74	$9.51-$14.42	$12.83-$19.47
Net assets	$9,648,713	$6,938,931	$6,171,342	$5,048,556	$6,140,894
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.69%	2.67%	2.99%	0.83%	0.16%
Total return (c)	32.20%	8.96%	9.13%	(25.91) %	(4.73) %

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
ESG Index
Units	209,519	206,899	174,241	134,563	84,655
Unit value	$24.45	$20.76-$20.76	$16.97	$13.24	$16.93
Net assets	$5,122,632	$4,294,961	$2,956,919	$1,781,354	$1,433,569
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.91%	0.95%	1.02%	0.55%	0.00%
Total return (c)	17.78%	22.32%	28.19%	(21.83) %	30.78%
Global Stock (2)
Units	1,172,582	1,133,691	1,081,586	1,086,410	1,050,095
Unit value	$19.64-$51.56	$16.26-$42.68	$14.11-$37.03	$11.56-$30.35	$14.27-$37.45
Net assets	$47,920,779	$38,821,231	$33,342,347	$28,088,917	$34,387,260
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.76%	1.99%	1.25%	1.11%	0.90%
Total return (c)	20.82%	15.25%	22.03%	(18.97) %	20.71%
Government Bond
Units	694,919	640,456	561,700	533,164	504,163
Unit value	$10.70-$27.91	$9.97-$26.01	$9.86-$25.71	$9.44-$24.63	$10.54-$27.48
Net assets	$11,800,195	$10,352,380	$9,411,977	$8,795,708	$9,524,020
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	3.91%	4.03%	3.26%	2.18%	1.33%
Total return (c)	7.32%	1.19%	4.37%	(10.37) %	(1.52) %
Healthcare (3)
Units	524,140	459,834	405,746	336,173	271,018
Unit value	$15.25-$49.62	$13.49-$43.88	$13.50-$43.91	$12.96-$42.16	$13.72-$44.63
Net assets	$15,342,691	$12,579,491	$12,332,402	$11,062,294	$10,735,891
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.73%	0.77%	0.55%	0.25%	0.29%
Total return (c)	13.07%	(0.06) %	4.15%	(5.54) %	12.77%
High Yield
Units	590,572	495,388	411,601	344,511	295,708
Unit value	$12.75-$49.50	$11.72-$45.50	$10.95-$42.52	$9.79-$38.02	$10.91-$42.35
Net assets	$12,753,802	$10,691,699	$9,057,405	$7,481,409	$7,922,881
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	6.40%	6.41%	6.03%	5.43%	4.59%
Total return (c)	8.78%	7.02%	11.83%	(10.22) %	4.40%
Income
Units	907,580	771,144	634,827	507,240	446,304
Unit value	$11.42-$27.97	$10.58-$25.92	$10.26-$25.12	$9.38-$22.98	$11.15-$27.32
Net assets	$15,499,860	$12,804,791	$10,903,590	$8,373,071	$9,344,833
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	4.59%	4.42%	4.15%	3.49%	2.78%
Total return (c)	7.93%	3.18%	9.29%	(15.86) %	(0.47) %

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
International Equity (1)
Units	2,200,047	2,176,658	2,195,686	2,155,251	2,099,063
Unit value	$16.01-$21.18	$12.24-$16.18	$11.73-$15.52	$9.94-$13.14	$12.17-$16.09
Net assets	$45,206,896	$34,492,435	$33,562,850	$28,057,640	$33,609,889
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.25%	3.08%	2.63%	2.73%	1.56%
Total return (c)	30.87%	4.28%	18.11%	(18.35) %	14.46%
International Index
Units	729,995	543,404	380,429	217,794	77,439
Unit value	$19.52	$14.88-$14.88	$14.40	$12.23	$14.31
Net assets	$14,247,840	$8,086,687	$5,478,985	$2,663,603	$1,108,507
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.25%	2.65%	2.08%	2.52%	0.17%
Total return (c)	31.15%	3.33%	17.76%	(14.56) %	10.86%
Large Cap Growth
Units	3,485,615	2,887,830	2,403,118	1,943,005	1,558,518
Unit value	$27.08-$141.89	$23.16-$121.33	$17.73-$92.89	$12.05-$63.16	$18.16-$95.17
Net assets	$188,431,893	$148,331,088	$106,339,280	$65,908,771	$91,906,893
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.40%	0.42%	0.21%	0.00%	0.13%
Total return (c)	16.95%	30.61%	47.07%	(33.63) %	22.97%
Large Cap Index
Units	8,000,532	6,862,675	5,942,726	4,774,086	3,701,271
Unit value	$23.55-$94.68	$20.02-$80.50	$16.05-$64.53	$12.74-$51.22	$15.59-$62.69
Net assets	$360,841,331	$287,060,421	$219,638,888	$157,721,733	$172,553,845
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.03%	1.18%	1.33%	1.22%	1.38%
Total return (c)	17.62%	24.73%	26.01%	(18.30) %	28.41%
Large Cap Value
Units	1,153,143	967,306	857,216	765,485	540,592
Unit value	$20.58-$85.32	$17.20-$71.31	$15.21-$63.06	$13.48-$55.87	$14.14-$58.61
Net assets	$42,386,589	$32,308,954	$27,640,704	$24,408,706	$21,075,047
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.57%	1.58%	1.77%	1.29%	1.21%
Total return (c)	19.65%	13.09%	12.87%	(4.68) %	32.05%
Mid Cap Growth
Units	398,345	349,564	268,047	185,771	105,557
Unit value	$15.76	$15.38-$15.38	$13.97	$11.92	$16.68
Net assets	$6,279,304	$5,375,838	$3,743,491	$2,215,154	$1,760,944
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	2.50%	10.12%	17.12%	(28.52) %	11.80%

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Mid Cap Index
Units	3,481,007	2,891,797	2,402,875	1,881,554	1,395,069
Unit value	$17.71-$87.05	$16.52-$81.18	$14.53-$71.43	$12.51-$61.48	$14.42-$70.87
Net assets	$104,756,933	$87,966,882	$69,929,348	$53,616,361	$53,718,127
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.20%	1.27%	1.33%	1.09%	0.95%
Total return (c)	7.23%	13.64%	16.19%	(13.25) %	24.47%
Mid Cap Stock
Units	2,214,555	2,000,472	1,665,036	1,323,790	1,028,633
Unit value	$17.33-$81.00	$16.55-$77.34	$15.01-$70.14	$13.14-$61.42	$16.02-$74.86
Net assets	$80,264,753	$75,637,043	$63,664,018	$51,366,843	$57,692,603
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.79%	0.53%	0.42%	0.31%	0.23%
Total return (c)	4.73%	10.28%	14.19%	(17.96) %	28.81%
Mid Cap Value
Units	128,018	122,587	117,123	109,773	67,431
Unit value	$22.72	$20.50-$20.50	$18.68	$16.49	$17.40
Net assets	$2,908,349	$2,512,968	$2,188,301	$1,810,031	$1,173,182
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.12%	1.25%	0.90%	0.00%	0.62%
Total return (c)	10.82%	9.72%	13.31%	(5.23) %	30.88%
Moderate Allocation
Units	6,457,126	6,170,235	5,920,035	5,584,139	5,179,262
Unit value	$16.28-$40.91	$14.32-$36.00	$12.66-$31.82	$10.90-$27.39	$13.00-$32.68
Net assets	$188,426,007	$163,778,625	$144,425,735	$123,013,719	$143,725,741
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.57%	2.36%	2.58%	1.62%	1.50%
Total return (c)	13.63%	13.14%	16.18%	(16.19) %	12.69%
Moderately Aggressive Allocation
Units	19,107,125	18,109,494	16,856,485	15,383,634	14,013,656
Unit value	$17.36-$48.14	$15.04-$41.69	$13.17-$36.51	$11.20-$31.05	$13.56-$37.59
Net assets	$616,054,124	$527,605,342	$449,927,318	$369,458,531	$430,811,263
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.92%	1.86%	2.53%	1.29%	1.20%
Total return (c)	15.46%	14.19%	17.60%	(17.41) %	16.35%

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Moderately Conservative Allocation
Units	664,295	669,519	633,634	663,523	706,522
Unit value	$13.89-$30.37	$12.39-$27.09	$11.43-$24.98	$10.20-$22.29	$11.96-$26.14
Net assets	$17,576,753	$15,851,548	$13,705,091	$12,995,682	$16,559,489
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	3.67%	3.25%	2.86%	2.10%	1.77%
Total return (c)	12.10%	8.44%	12.09%	(14.73) %	7.20%
Money Market
Units	9,459,358	9,060,268	6,688,469	6,182,402	4,282,319
Unit value	$1.17-$1.44	$1.12-$1.38	$1.07-$1.32	$1.02-$1.26	$1.00-$1.24
Net assets	$12,093,203	$11,165,027	$7,978,334	$7,020,477	$4,873,990
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	3.98%	4.92%	4.79%	1.51%	0.00%
Total return (c)	4.06%	5.07%	4.88%	1.36%	0.00%
Multisector Bond (1,2)
Units	382,169	335,472	254,093	215,012	206,690
Unit value	$11.87-$22.77	$10.99-$21.09	$10.45-$20.04	$9.59-$18.40	$10.71-$20.56
Net assets	$6,083,303	$5,107,065	$3,899,101	$3,229,705	$3,717,026
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	4.83%	4.91%	4.91%	4.03%	3.00%
Total return (c)	7.93%	5.25%	8.93%	(10.49) %	1.80%
Real Estate Securities
Units	457,138	399,682	359,183	307,596	267,835
Unit value	$11.44-$63.77	$11.37-$63.34	$11.01-$61.37	$10.00-$55.72	$13.44-$74.90
Net assets	$11,501,744	$10,715,385	$10,123,510	$8,680,589	$11,450,373
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.41%	2.57%	2.14%	1.14%	1.38%
Total return (c)	0.67%	3.21%	10.14%	(25.60) %	42.11%
Short-Term Bond (1)
Units	519,451	513,303	457,167	457,403	425,884
Unit value	$11.93-$19.31	$11.25-$18.20	$10.65-$17.23	$10.01-$16.20	$10.45-$16.91
Net assets	$8,496,312	$8,069,555	$6,912,270	$6,571,341	$6,526,777
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	4.20%	3.88%	3.21%	2.08%	1.55%
Total return (c)	6.06%	5.63%	6.38%	(4.19) %	0.27%

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Small Cap Growth
Units	496,493	443,020	371,004	263,604	178,416
Unit value	$16.93-$19.46	$16.62-$19.11	$14.99-$17.24	$13.65-$15.69	$17.70-$20.35
Net assets	$8,761,521	$7,746,703	$5,909,506	$3,878,281	$3,476,513
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	1.87%	10.84%	9.86%	(22.91) %	11.94%
Small Cap Index
Units	3,721,538	3,114,224	2,574,069	2,021,097	1,588,266
Unit value	$15.95-$97.23	$15.08-$91.90	$13.91-$84.75	$12.01-$73.19	$14.35-$87.44
Net assets	$121,453,079	$106,300,787	$90,172,720	$71,345,813	$79,164,131
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.30%	1.32%	1.16%	1.17%	0.82%
Total return (c)	5.80%	8.44%	15.79%	(16.30) %	26.51%
Small Cap Stock
Units	1,354,221	1,236,994	1,042,057	863,867	733,595
Unit value	$17.99-$79.79	$17.56-$77.89	$15.77-$69.93	$14.00-$62.10	$15.64-$69.35
Net assets	$51,724,977	$51,953,012	$43,622,351	$36,370,654	$38,709,839
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.59%	0.63%	0.61%	0.33%	0.78%
Total return (c)	2.45%	11.37%	12.62%	(10.46) %	24.77%

(a)
These amounts only include items that flow through operations. All other charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(b)
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(c)
These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.
(1)
The following name changes were effective April 30, 2025:

Conservative Allocation was formerly known as Diversified Income Plus.

Dynamic Allocation was formerly known as Balanced Income Plus.

International Equity was formerly known as International Allocation.

Multisector Bond was formerly known as Opportunity Income Plus.

Short-Term Bond was formerly known as Limited Maturity Bond.
(2)
The following mergers were effective July 26, 2024:

Low Volatility Equity merged into Global Stock.

Multidimensional Income merged into Opportunity Income Plus.
(3)
The following name changes were effective April 30, 2023:

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Emerging Markets Equity was formerly known as Partner Emerging Markets Equity.

Healthcare was formerly known as Partner Healthcare.
(7) UNIT FAIR VALUE
Units, unit values and asset balances for each subaccount are as follows:
Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Thrivent Flexible Premium Variable Life Insurance – 2019
Aggressive Allocation	5,979,992	$19.00	$113,600,707
All Cap	371,522	$22.23	$8,257,412
Conservative Allocation	427,209	$13.25	$5,660,739
Dynamic Allocation	130,361	$14.80	$1,928,990
Emerging Markets Equity	187,242	$14.94	$2,797,879
ESG Index	162,764	$24.45	$3,979,499
Global Stock	232,946	$19.64	$4,575,471
Government Bond	186,734	$10.70	$1,998,969
Healthcare	310,336	$15.25	$4,733,571
High Yield	341,983	$12.75	$4,359,871
Income	502,622	$11.42	$5,739,855
International Equity	267,770	$16.01	$4,288,331
International Index	617,252	$19.52	$12,047,349
Large Cap Growth	2,274,452	$27.08	$61,591,161
Large Cap Index	4,861,376	$23.55	$114,483,429
Large Cap Value	687,003	$20.58	$14,141,307
Mid Cap Growth	269,155	$15.76	$4,242,817
Mid Cap Index	2,339,805	$17.71	$41,442,774
Mid Cap Stock	1,387,563	$17.33	$24,051,723
Mid Cap Value	94,475	$22.72	$2,146,308
Moderate Allocation	2,312,215	$16.28	$37,633,001
Moderately Aggressive Allocation	7,222,453	$17.36	$125,402,904
Moderately Conservative Allocation	87,839	$13.89	$1,220,363
Money Market	2,655,243	$1.17	$3,098,259
Multisector Bond	210,513	$11.87	$2,498,047
Real Estate Securities	217,810	$11.44	$2,492,238
Short-Term Bond	119,515	$11.93	$1,426,127
Small Cap Growth	356,045	$16.93	$6,027,932
Small Cap Index	2,390,555	$15.95	$38,135,548
Small Cap Stock	750,498	$17.99	$13,504,703
			$667,507,284

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Thrivent Flexible Premium Variable Life Insurance – 2008
Aggressive Allocation	4,746,637	$42.56	$202,021,468
All Cap	75,853	$49.74	$3,773,263
Conservative Allocation	220,198	$27.20	$5,989,725
Dynamic Allocation	88,781	$29.84	$2,649,123
Emerging Markets Equity	210,294	$22.67	$4,768,309
ESG Index	35,181	$24.45	$860,155
Global Stock	115,052	$39.52	$4,547,131
Government Bond	260,761	$16.50	$4,303,008
Healthcare	163,405	$49.62	$8,108,255
High Yield	123,660	$27.75	$3,432,157
Income	157,849	$21.35	$3,370,078
International Equity	577,585	$21.18	$12,231,503
International Index	72,293	$19.52	$1,410,985
Large Cap Growth	532,753	$83.69	$44,586,136
Large Cap Index	1,692,182	$66.13	$111,910,657
Large Cap Value	212,995	$46.09	$9,817,695
Mid Cap Growth	83,452	$15.76	$1,315,488
Mid Cap Index	899,528	$49.11	$44,172,799
Mid Cap Stock	373,636	$52.61	$19,656,643
Mid Cap Value	26,263	$22.72	$596,653
Moderate Allocation	2,107,701	$32.00	$67,455,113
Moderately Aggressive Allocation	6,999,151	$36.50	$255,464,207
Moderately Conservative Allocation	206,773	$24.81	$5,129,805
Money Market	3,874,328	$1.24	$4,789,661
Multisector Bond	79,869	$19.04	$1,520,406
Real Estate Securities	134,623	$26.58	$3,578,651
Short-Term Bond	146,244	$16.23	$2,372,959
Small Cap Growth	98,648	$19.46	$1,920,007
Small Cap Index	848,762	$47.74	$40,518,469
Small Cap Stock	196,346	$45.11	$8,857,715
			$881,128,224

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
Thrivent Flexible Premium Variable Life Insurance – 2003
Aggressive Allocation	2,066,970	$57.68	$119,216,341
All Cap	56,443	$85.71	$4,837,817
Conservative Allocation	128,966	$34.49	$4,448,401
Dynamic Allocation	82,399	$38.16	$3,144,664
Emerging Markets Equity	63,942	$22.67	$1,449,862
ESG Index	8,291	$24.45	$202,701
Global Stock	310,615	$51.56	$16,015,169
Government Bond	165,307	$19.39	$3,205,905
Healthcare	39,414	$49.62	$1,955,759
High Yield	94,482	$36.56	$3,454,632
Income	180,629	$25.08	$4,530,346
International Equity	743,793	$21.18	$15,750,446
International Index	25,158	$19.52	$491,034
Large Cap Growth	464,500	$111.74	$51,901,308
Large Cap Index	390,721	$88.15	$34,441,057
Large Cap Value	179,724	$67.67	$12,162,774
Mid Cap Growth	28,084	$15.76	$442,707
Mid Cap Index	145,743	$74.04	$10,790,382
Mid Cap Stock	236,066	$80.29	$18,954,399
Mid Cap Value	3,730	$22.72	$84,741
Moderate Allocation	1,556,447	$40.91	$63,670,859
Moderately Aggressive Allocation	3,947,269	$48.14	$190,019,069
Moderately Conservative Allocation	251,417	$30.37	$7,635,073
Money Market	2,174,951	$1.43	$3,117,573
Multisector Bond	60,033	$22.35	$1,341,923
Real Estate Securities	84,634	$49.05	$4,150,924
Short-Term Bond	193,139	$18.27	$3,528,019
Small Cap Growth	25,745	$19.46	$501,090
Small Cap Index	142,700	$68.65	$9,796,646
Small Cap Stock	218,458	$65.40	$14,287,122
			$605,528,743

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2025	Units	Unit Value	Assets in Accumulation Period
AAL Variable Universal Life – 1997
Aggressive Allocation	503,165	$57.68	$29,021,813
All Cap	19,743	$104.63	$2,065,678
Conservative Allocation	68,112	$39.57	$2,695,101
Dynamic Allocation	228,793	$47.26	$10,813,820
Emerging Markets Equity	27,902	$22.67	$632,663
ESG Index	3,283	$24.45	$80,277
Global Stock	513,969	$44.32	$22,783,008
Government Bond	82,117	$27.91	$2,292,313
Healthcare	10,985	$49.62	$545,106
High Yield	30,447	$49.50	$1,507,142
Income	66,480	$27.97	$1,859,581
International Equity	610,899	$21.18	$12,936,616
International Index	15,292	$19.52	$298,472
Large Cap Growth	213,910	$141.89	$30,353,288
Large Cap Index	1,056,253	$94.68	$100,006,188
Large Cap Value	73,421	$85.32	$6,264,813
Mid Cap Growth	17,654	$15.76	$278,292
Mid Cap Index	95,931	$87.05	$8,350,978
Mid Cap Stock	217,290	$81.00	$17,601,988
Mid Cap Value	3,550	$22.72	$80,647
Moderate Allocation	480,763	$40.91	$19,667,034
Moderately Aggressive Allocation	938,252	$48.14	$45,167,944
Moderately Conservative Allocation	118,266	$30.37	$3,591,512
Money Market	754,836	$1.44	$1,087,710
Multisector Bond	31,754	$22.77	$722,927
Real Estate Securities	20,071	$63.77	$1,279,931
Short-Term Bond	60,553	$19.31	$1,169,207
Small Cap Growth	16,055	$19.46	$312,492
Small Cap Index	339,521	$97.23	$33,002,416
Small Cap Stock	188,919	$79.79	$15,075,437
			$371,544,394
(8) SUBACCOUNT MERGERS
A Special Meeting of shareholders of the Thrivent Low Volatillity Equity and Thrivent Multidimensional Income (the “Target Portfolios”) which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on June 27, 2024. The Contractholders of each Subaccount voted in favor of merging the Target Portfolios into the Portfolios shown below (“the Acquiring Portfolios”) effective July 26, 2024.
	The Target Portfolio	The Acquiring Portfolio
Merger 1	Thrivent Low Volatility Equity	Thrivent Global Stock
Merger 2	Thrivent Multidimensional Income	Thrivent Opportunity Income Plus
The merger was accomplished by tax free exchanges as detailed below:

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(8) SUBACCOUNT MERGERS - continued

Merger 1	Net Assets as of July 26, 2024	Shares as of July 26, 2024
Acquiring Portfolio	$36,214,185	2,540,954
Target Portfolio	$1,140,267	93,682
After Acquisition	$37,354,452	2,634,636

Merger 2	Net Assets as of July 26, 2024	Shares as of July 26, 2024
Acquiring Portfolio	$3,783,796	421,231
Target Portfolio	$896,774	99,725
After Acquisition	$4,680,570	520,956
The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of July 25, 2024.
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Low Volatility Equity	$(56,789)	$45,305	$104,060
Thrivent Multidimensional Income	$43,579	74,078	(85,112)
Assuming the acquisition had been completed on January 1, 2024 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2024, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Global Stock	$2,733,968	$780,151	$1,690,609
Thrivent Opportunity Income Plus	$96,317	$281,095	$(134,716)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio's statement of operations since July 26, 2024.
Assuming the acquisition had been completed on January 1, 2023 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2023, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Global Stock	$5,599,546	$397,074	$190,489
Thrivent Opportunity Income Plus	$216,932	$221,562	$(60,641)

PART C. OTHER INFORMATION
Exhibits
Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.
Exhibit Number	Name of Exhibit	Filed Herewith / Incorporated by Reference
(a)(i)	Resolution of the Board of Directors of the Depositor authorizing the establishment of the Registrant	Initial Filing to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on July 10, 1997.
(a)(ii)	Resolution of the Board of Directors of the Depositor authorizing the name change of the Registrant to Thrivent Variable Life Account I	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on August 29, 2002.
(b)	Custodian Agreement	Not Applicable
(c)(i)	Principal Underwriting Agreement	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on November 27, 2019.
(c)(ii)	Specimen of Distribution Agreement with Registered Representatives	Initial Filing of the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on February 17, 2017.
(d)(ii)	Contract Riders and Endorsements	Initial Filing to the registration statement on Form N-6 of Thrivent Variable Life Account I, 333-233397, filed on August 22, 2019.
(d)(iii)	Amendatory Agreement for Guideline Premium Test	Post-Effective Amendment No. 2 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on May 1, 2020.
(d)(iv)	Contract Specification Page for Guideline Premium Test	Post-Effective Amendment No. 2 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on May 1, 2020.
(e)(i)	Application Forms - IIPRC	Post-Effective Amendment No. 2 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on May 1, 2020.
(e)(ii)	Application Forms – CA	Post-Effective Amendment No. 2 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on May 1, 2020.
(e)(iii)	Application Forms – DE & SD	Post-Effective Amendment No. 2 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on May 1, 2020.
(e)(iv)	Application Forms – FL	Post-Effective Amendment No. 2 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on May 1, 2020.
(e)(v)	Application Forms – IL	Post-Effective Amendment No. 2 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on May 1, 2020.
(e)(vi)	Application Forms – ND	Post-Effective Amendment No. 2 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on May 1, 2020.
(e)(vii)	Application Forms – NY	Post-Effective Amendment No. 2 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on May 1, 2020.

Exhibit Number	Name of Exhibit	Filed Herewith / Incorporated by Reference
(f)	Articles of Incorporation of Depositor and Bylaws of Depositor	Filed herewith
(g)(i)	Reinsurance Agreement with Swiss RE – I2107058US-19	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(ii)	Reinsurance Agreement with Swiss RE – Amendment 6 to I94119US-07	Post-Effective Amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on April 26, 2023.
(g)(iii)	Reinsurance Agreement with Swiss RE – Amendment 7 to I94119US-07	Post-Effective Amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on April 26, 2023.
(g)(iv)	Coinsurance Agreement with SCOR Global Life – 6950-05	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(v)	Coinsurance Agreement with SCOR Global Life – Amendment 1 to 6950-05	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(vi)	Coinsurance Agreement with SCOR Global Life – Amendment 2 to 6950-05	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(vii)	Coinsurance Agreement with SCOR Global Life – 201711.1	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(viii)	Coinsurance Agreement with SCOR Global Life – Amendment 1 to 201711.1	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(ix)	Coinsurance Agreement with SCOR Global Life – Amendment to 201711.1	Post-Effective Amendment No. 11 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on April 25, 2025
(g)(x)	Coinsurance Termination with SCOR Global Life – Amendment to 201711.1	Post-Effective Amendment No. 11 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on April 26, 2023
(g)(xi)	Reinsurance Agreement with RGA Reinsurance – 15852-00-00	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(xii)	Reinsurance Agreement with RGA Reinsurance – 15852-00-01	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(xiii)	Reinsurance Agreement with RGA Reinsurance – Amendment 15852- 00-06	Post-Effective Amendment No. 11 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on April 25, 2025
(g)(xiv)	Reinsurance Agreement with RGA Reinsurance – 15852-01-00	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(xv)	Reinsurance Agreement with RGA Reinsurance – Amendment 15852- 01-04	Post-Effective Amendment No. 11 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on April 25, 2025
(g)(xvi)	Reinsurance Agreement with RGA Reinsurance – Amendment 15852- 01-01	Post-Effective Amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on April 26, 2023.

Exhibit Number	Name of Exhibit	Filed Herewith / Incorporated by Reference
(g)(xvii)	Reinsurance Agreement with RGA Reinsurance – Amendment 15852- 01-03	Post-Effective Amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on April 26, 2023.
(g)(xviii)	Reinsurance Agreement with RGA Reinsurance- Amendment TLIC Dissolution	Post-Effective Amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on April 26,2023.
(g)(xix)	Reinsurance Agreement with RGA Reinsurance – Amendment 3453- 00-13	Post-Effective Amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on April 26, 2023.
(g)(xx)	Reinsurance Agreement with RGA Reinsurance – Amendment 3453- 00-15	Post-Effective Amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on April 26, 2023.
(g)(xxi)	Reinsurance Agreement Amendment with RGA Claims Document Reduction	Post-Effective Amendment No. 32 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 26, 2024.
(g)(xxii)	Reinsurance Agreement Amendment with RGA Express Claims Program	Post-Effective Amendment No. 10 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on April 26, 2024.
(g)(xxiii)	Reinsurance Agreement Amendment with Gen Re Express Claims Program	Post-Effective Amendment No. 10 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on April 26, 2024.
(g)(xxiv)	Reinsurance Agreement with Munich American Reassurance – 100176	Filed herewith
(g)(xxv)	Reinsurance Agreement with Optimum Re Insurance Company	Filed herewith
(g)(xxvi)	Reinsurance Agreement with RGA Reinsurance – 18408-00-00	Filed herewith
(g)(xxvii)	Reinsurance Agreement with Swiss Re Life & Health America 125268954US-24	Filed herewith
(h)	Participation Agreement between Depositor and Thrivent Series Fund, Inc. Dated December 15, 2003	Post-Effective Amendment No. 10 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on April 26, 2024.
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion & Consent of Counsel	Filed herewith
(l)	Actuarial Opinion and Consent	Not Applicable
(m)	Calculation	Not Applicable
(n)	Consent of Independent Registered Public Accounting Firm	Filed herewith
(o)	Omitted Financial Statements	Not Applicable
(p)	Initial Capital Agreements	Not Applicable
(q)	Redeemability Exemption	Not Applicable
(r)	Form of Initial Summary Prospectus	Not Applicable
(s)	Power of Attorney for John C. Rademacher	Filed herewith

Exhibit Number	Name of Exhibit	Filed Herewith / Incorporated by Reference
101.INS	XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
Directors and Officers of the Insurance Company
The directors, executive officers and, to the extent responsible for variable insurance operations, other officers of the Insurance Company, are listed below, unless otherwise indicated, their principal address is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Positions and Offices with Insurance Company
Deborah M. Ackerman	Director
Morotoluwa Adebiyi	Vice President and Chief Compliance Officer
N. Cornell Boggs III	Director
Kenneth A. Carow	Director
Bradford N. Creswell	Director
Lynn Crump-Caine	Chair of the Board of Directors
Eric J. Draut	Director
Paul R. Johnston	Executive Vice President, Chief Legal Officer, General Counsel & Secretary
Jill B. Louis	Director
Kathryn V. Marinello	Director
Brian J. McGrane	Director
Nichole B. Pechet	Director
John C. Rademacher	Director
Teresa J. Rasmussen	President, Chief Executive Officer, and Director
Angela S. Rieger	Director
David S. Royal	Executive Vice President, Chief Financial & Investment Officer
Persons Controlled by or Under Common Control with the Insurance Company or the Registered Separate Account
Registered Separate Account is a separate account of the Insurance Company. The Insurance Company is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the persons directly or indirectly controlled by Thrivent. Financial statements of Thrivent will be presented on a consolidated basis.

Thrivent Entities	Primary Business	State of Organization
Thrivent	Fraternal benefit society offering financial services and products	Wisconsin
Thrivent Financial Holdings, Inc.[1]	Holding company with no independent operations	Delaware
North Meadows Investment Ltd.[2]	Real estate development and investment corporation	Wisconsin
Thrivent Advisor Network, LLC[2]	Investment adviser	Delaware
Thrivent Asset Management, LLC[2]	Investment adviser	Delaware
Thrivent Bank[2]	Industrial bank	Utah
Thrivent Distributors, LLC[2]	Limited purpose broker-dealer	Delaware
Thrivent Financial Investor Services Inc.[2]	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.[2]	Life and health insurance agency	Minnesota
Newman Financial Services, LLC[3]	Long-term care insurance agency	Minnesota
Thrivent Investment Capital Advisors, LLC[2]	Investment adviser	Delaware
Thrivent Investment Management Inc.[2]	Broker-dealer and investment adviser	Delaware
Thrivent Trust Company[2]	Federally chartered limited purpose trust bank	Federal Charter
Gold Ring Holdings, LLC[1]	Holding vehicle	Delaware
Thrivent Education Funding, LLC[1]	Special purpose entity	Delaware
White Rose CFO 2023 Holdings, LLC[1]	Special purpose entity	Delaware
White Rose CFO 2023, LLC[4]	Special purpose entity	Delaware
BADGER FBN 2025 HOLDINGS, LLC[1]	Special purpose entity	Delaware
BADGER FBN 2025, LLC[5]	Special purpose entity	Delaware
Trout Holdings GP, LLC[1]	General partner	Delaware
Trout Holdings, L.P.[1]	Private equity fund	Delaware
Blue Rock Holdco LLC[2]	Holding vehicle	Delaware
Castle Lending Enterprises, LLC[6]	Special purpose entity	Delaware
College Avenue Student Loans, LLC[7]	Special purpose entity	Delaware
College Ave Student Loan Servicing LLC[8]	Special purpose entity	Delaware
TLC 193 LLC[9]	Special purpose entity	Delaware
Museum Finance, LLC[9]	Special purpose entity	Delaware
College Ave Administrator LLC[8]	Special purpose entity	Delaware
College Ave Depositor, LLC[8]	Special purpose entity	Delaware
College Ave Residual Holdings, LLC[8]	Special purpose entity	Delaware
College Ave Holdings 2019-A, LLC[8]	Special purpose entity	Delaware
Thrivent White Rose GP II, LLC[10]	General partner	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP III, LLC[10]	General partner	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP IV, LLC[10]	General partner	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP V, LLC[10]	General partner	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP VI, LLC[10]	General partner	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP VII, LLC[10]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP VIII, LLC[10]	General partner	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[10]	General partner	Delaware

Thrivent Entities	Primary Business	State of Organization
Thrivent White Rose Fund IX Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[10]	General partner	Delaware
Thrivent White Rose Fund X Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund X Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP XII, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XII Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund XII Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP XIII, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XIII Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund XIII Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP XIV, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XIV Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund XIV Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP XV Fund of Funds, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XV Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Feeder XV Fund of Funds, LLC[12]	Private equity fund	Delaware
Thrivent White Rose GP XV Equity Direct, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XV Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Feeder XV Equity Direct, LLC[12]	Private equity fund	Delaware
Thrivent White Rose GP XVI Fund of Funds, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XVI Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Feeder XVI Fund of Funds, LLC[12]	Private equity fund	Delaware
Thrivent White Rose GP XVI Equity Direct, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XVI Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Feeder XVI Equity Direct, LLC[12]	Private equity fund	Delaware
Thrivent White Rose Opportunity Fund GP, LLC[1]	General partner	Delaware
Thrivent White Rose Opportunity Fund, LP1	Investment subsidiary	Delaware
Thrivent White Rose Real Estate GP, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP II, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund II, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP III, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund III, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP IV, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund IV, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder IV, LLC[12]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP V, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund V, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder V, LLC[12]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP VI, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund VI, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder VI, LLC[12]	Private equity real estate fund	Delaware
Thrivent White Rose Endurance GP, LLC[10]	General partner	Delaware
Thrivent White Rose Endurance Fund, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Endurance GP II, LLC[10]	General partner	Delaware
Thrivent White Rose Endurance Fund II, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Endurance GP III, LLC[10]	General partner	Delaware
Thrivent White Rose Endurance Fund III, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Endurance Feeder III, LLC[12]	Private equity fund	Delaware

Thrivent Entities	Primary Business	State of Organization
Thrivent White Rose Endurance GP IV, LLC[10]	General partner	Delaware
Thrivent White Rose Endurance Fund IV, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Endurance Feeder IV, LLC[12]	Private equity fund	Delaware
Thrivent White Rose Private Credit GP I, LLC[10]	General partner	Delaware
Thrivent White Rose Private Credit Fund I Structured Note LP11	Private credit fund	Delaware
Thrivent White Rose Private Credit Fund I LP11	Private credit fund	Delaware
Twin Bridge Capital Partners, LLC[13]	Investment adviser	Delaware
1
Wholly owned subsidiary of Thrivent.
2
Wholly owned subsidiary of Thrivent Financial Holdings, Inc. Thrivent is the ultimate controlling entity.
3
Wholly owned subsidiary of Thrivent Insurance Agency Inc. Thrivent is the ultimate controlling entity.
4
Wholly owned subsidiary of White Rose CFO 2023 Holdings, LLC. Thrivent is the ultimate controlling entity.
5
Wholly owned subsidiary of BADGER FBN 2025 HOLDINGS, LLC. Thrivent is the ultimate controlling entity.
6
Directly controlled by Blue Rock HoldCo LLC. Thrivent is the ultimate controlling entity.
7
Directly controlled by Castle Lending Enterprises, LLC. Thrivent is the ultimate controlling entity.
8
Directly controlled by College Avenue Student Loans, LLC. Thrivent is the ultimate controlling entity.
9
Directly controlled by College Ave Student Loan Servicing, LLC. Thrivent is the ultimate controlling entity.
10
Directly controlled by Thrivent Investment Capital Advisors, LLC, which is the managing member of the limited liability company. Thrivent owns an interest in the limited liability company and is the ultimate controlling entity.
11
Directly controlled by its general partner. Thrivent is the ultimate controlling entity. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent’s general account.
12
Directly controlled by Thrivent Investment Capital Advisors, LLC, which is the managing member of the limited liability company. The fund is a pooled investment vehicle organized as a feeder fund of the fund. Thrivent is the ultimate controlling entity.
13
Directly controlled by Thrivent. Investment advisory clients include Pacific Street Fund, Twin Bridge Narrow Gate Fund, Twin Bridge Titan Fund, and Twin Bridge Amplify Fund limited partnerships.
The subsidiaries of Thrivent are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
1.Thrivent Variable Life Account I
2.Thrivent Variable Insurance Account A
3. Thrivent Variable Insurance Account B
4. Thrivent Variable Insurance Account C
5. Thrivent Variable Annuity Account I
6. Thrivent Variable Annuity Account II
7. Thrivent Variable Annuity Account A
8. Thrivent Variable Annuity Account B
9. Thrivent Variable Annuity Account C
Indemnification
Section 33 of the Insurance Company’s Bylaws, Article VIII the Fund’s Articles of Incorporation, Section 4.01 of the Fund’s First Amended and Restated Bylaws, and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by the Insurance Company, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Insurance Company, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

Section 8 of the Participation Agreement between the Insurance Company, the Accounts and the Fund contains a provision in which the Fund and Insurance Company mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
In addition, Section XII of the Investment Advisory Agreement between the Fund and the Insurance Company contain provisions in which the Fund and Insurance Company mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Insurance Company, the Fund, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, the Insurance Company, the Fund, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Principal Underwriter
(a) Other activity. Thrivent Investment Management Inc. is the principal underwriter of the Contracts.
(b) Management. The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Position and Offices with Underwriter
Nicholas M. Cecere	Executive Vice President, Chief Distribution Officer, and Director
Thomas J. Birr 4321 North Ballard Road Appleton WI 54919	Vice President
Arika V. Johnson	Director
David J. Kloster	President and Director
Andrea C. Golis	Chief Compliance Officer
Andrew D. Norgard	Treasurer
Paul R. Johnston	Director
Caleb A. Bousu	Director
Kathleen M. Koelling 4321 North Ballard Road Appleton WI 54919	Vice President, Privacy Officer
Tonia Nicole James Gilchrist	Chief Legal Officer and Secretary
Sharon K. Minta 4321 North Ballard Road Appleton WI 54919	Anti-Money Laundering Officer
Cynthia J. Nigbur	Assistant Secretary
Jessica E. English	Assistant Secretary
Maria E. Sanchez	Assistant Secretary

Name and Principal Business Address	Position and Offices with Underwriter
Mary E. Faulkner 4321 North Ballard Road Appleton WI 54919	Vice President Chief Information Security Officer
(c) Compensation from Registrant. Not Applicable.
Management Services
Not Applicable.
Fee Representation
Depositor represents that, as to the flexible premium variable life contracts that are the subject of this registration statement, File No. 333-233397, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and the State of Minnesota on this 29th day of April, 2026.
Thrivent Variable Life Account I (Registrant)

By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Registrant

Thrivent Financial for Lutherans (Depositor)
By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Depositor
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below.
Teresa J. Rasmussen*	President, Chief Executive Officer and Director (Principal Executive Officer)

David S. Royal*	Executive Vice President, Chief Financial & Investment Officer
Paul R. Johnston*	Executive Vice President, Chief Legal Officer, General Counsel & Secretary
Deborah M. Ackerman*	Director
N. Cornell Boggs III*	Director
Kenneth A. Carow*	Director
Bradford N. Creswell*	Director
Lynn Crump-Caine*	Chair of the Board of Directors
Eric J. Draut*	Director
Jill B. Louis*	Director
Kathryn V. Marinello*	Director
Brian J. McGrane*	Director
Nichole B. Pechet*	Director
John C. Rademacher*	Director
Angela S. Rieger*	Director
* Tonia Nicole James Gilchrist, by signing her name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.
/s/Tonia Nicole James Gilchrist	April 29, 2026
Tonia Nicole James Gilchrist Attorney-in-Fact	Date

INDEX TO EXHIBITS
The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Part C – Other Information for exhibits not listed below.
Exhibit Number	Name of Exhibit
(f)	Articles of Incorporation of and Bylaws of the Depositor
(g)(xxiv)	Reinsurance Agreement with Munich American Reassurance – 100176
(g)(xxv)	Reinsurance Agreement with Optimum Re Insurance - 2596-24AY05
(g)(xxvi)	Reinsurance Agreement with RGA Reinsurance – 18408
(g)(xxvii)	Reinsurance Agreement with Swiss Re Life & Health America 125268954US-24
(k)	Opinion & Consent of Counsel
(n)	Consent of Independent Registered Public Accounting Firm
(s)	Power of Attorney for John C. Rademacher